UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23308

PPM Funds

(Exact name of registrant as specified in charter)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Address of principal executive offices)

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606

(Mailing address)

Daniel W. Koors

PPM Funds

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of Fiscal Year End: December 31

Date of Reporting Period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Report to Shareholders.

PPMFunds

December 31, 2019

PPM Funds including: PPM Core Plus Fixed Income Fund (PKPIX), PPM Floating Rate Income Fund (PKFIX), PPM High Yield Core Fund (PKHIX), PPM Long Short Credit Fund (PKLIX), PPM Large Cap Value Fund (PZLIX), PPM Mid Cap Value Fund (PZMIX) and PPM Small Cap Value Fund (PZSIX)

PPM Funds Supplements to Prospectus

Privacy Policy

PPMFunds	PPM Core Plus Fixed Income Fund (Unaudited)

PPM Core Plus Fixed Income Fund

Total Return*
Institutional Class†
1 Year	10.51%
Since Inception	7.12%
†Inception date July 16, 2018
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2019:
Government and Agency Obligations	45.4
Corporate Bonds and Notes	38.2
Non-US Government Agency ABS	12.7
Senior Loan Interests	1.8
Other Short Term Investments	1.9
Total Investments	100.0%

For the year ended December 31, 2019, PPM Core Plus Fixed Income Fund outperformed its primary benchmark by posting a return of 10.51% for Institutional Class shares compared to 8.72% for the Bloomberg Barclays US Aggregate Bond Index.

The investment objective of the Fund is to seek to realize maximum total return, consistent with the preservation of capital and prudent investment management. The Fund invests at least 80% of its assets in a diversified portfolio of debt securities of US and foreign issuers and generally maintains an average portfolio duration within two years of the duration of the benchmark. We seek to consistently add value by making investment decisions based on our view of longer term trends and non-economic factors that may affect interest rates. We also consider quantitative and qualitative factors, such as economic and market factors, in terms of how they could impact an individual company or a specific sector.

Security selection in investment grade corporate bonds primarily drove the Fund’s outperformance. The Fund’s out of index exposure in high yield bonds also contributed to the Fund’s outperformance. Detractors were modest, including an overweight to asset backed securities (“ABS”) and an underweight to sovereign bonds.

Relative to the benchmark on December 31, 2019, the Fund held an underweight position in US Treasuries and overweight positions in investment grade corporate bonds, mortgage-backed securities (“MBS”) and ABS, as well as an out of index position in high yield bonds. We reduced our position in corporate bonds during 2019 and increased our position in MBS because corporate valuations have tightened and we believe securitized assets could generate higher risk-adjusted returns.

The primary risk we see for 2020 is the US election. We expect political risk to ramp higher as the year progresses, and there are potential sector impacts from any major US political shifts (e.g., financials, health care, information technology). Corporate earnings growth failing to materialize in the US over the next 12-18 months is another primary risk. After a 2019 lull, companies will need to realize growth to lower currently elevated leverage ratios. Our shift from corporate bonds to securitized assets reflects these risks.

PPMFunds	PPM Floating Rate Income Fund (Unaudited)

PPM Floating Rate Income Fund

Total Return*
Institutional Class†
1 Year	8.55%
Since Inception	3.10%
†Inception date May 01, 2018
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2019:
Senior Loan Interests	88.7%
Investment Companies	2.7
Corporate Bonds and Notes	2.4
Warrants	-
Common Stocks	-
Other Short Term Investments	6.2
Total Investments	100.0%

For the year ended December 31, 2019, PPM Floating Rate Income Fund underperformed its primary benchmark by posting a return of 8.55% for Institutional Class shares compared to 8.64% for the S&P/LSTA Leveraged Loan Index.

The investment objective of the Fund is to seek to provide a high level of current income. The Fund seeks to add value over the long term primarily through security selection. The Fund primarily invests in income producing floating rate instruments, including floating rate loans, floating rate notes, and other floating rate debt securities. The Fund has flexibility to invest in cash and non-floating rate instruments, including lower rated debt securities, and equity securities. Quantitative and qualitative factors, such as economic and market factors, are considered in terms of how they could impact an individual company or a specific sector.

Security selection in floating rate instruments (senior loan interests) positively contributed to the Fund’s performance. Specifically, security selection in aerospace and defense modestly detracted from performance while individual security selection and the resulting underweight in oil and gas positively contributed. At year end approximately 5.3% of the Fund was comprised of high yield bonds, while the benchmark does not hold any high yield bonds. The Fund’s high yield bond holdings positively contributed to Fund performance while the Fund’s cash position detracted.

Relative to the benchmark on December 31, 2019, the Fund was overweight BB rated floating rate instruments, had a small underweight to BBB rated floating rate instruments, and was underweight floating rate instruments rated CCC and below. The Fund modestly increased holdings in BB rated floating rate instruments and reduced holdings in B rated floating rate instruments throughout 2019, due to a bias for higher quality loans given the fundamental backdrop.

The risks to the floating rate instrument market in 2020 include 1) an increase in retail fund outflows, 2) an economic slowdown and 3) deterioration of credit fundamentals. We believe loan prices could broadly decline in 2020 if outflows intensify. An economic slowdown could cause the US Federal Reserve to cut interest rates, putting pressure on yields of floating rate instruments. In addition, a slowdown could add idiosyncratic risk to the Fund. Finally, leverage increases or other credit fundamental deterioration could add risk to the market.

PPMFunds	PPM High Yield Core Fund (Unaudited)

PPM High Yield Core Fund

Total Return*
Institutional Class†
1 Year	15.02%
Since Inception	6.44%
†Inception date July 16, 2018
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2019:
Corporate Bonds and Notes	89.0%
Senior Loan Interests	4.3
Investment Companies	2.5
Common Stocks	0.2
Warrants	0.1
Other Short Term Investments	3.9
Total Investments	100.0%

For the year ended December 31, 2019, PPM High Yield Core Fund outperformed its primary benchmark by posting a return of 15.02% for Institutional Class shares compared to 14.41% for the ICE BofA US High Yield Constrained Index.

The investment objective of the Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation. The Fund seeks to identify the best relative value investment opportunities across various debt sectors by analyzing overall economic conditions and identifying companies we believe have the highest potential for improving credit fundamentals. The Fund primarily invests in high yield, high risk debt securities. The Fund has flexibility to invest in bank loans, equities and foreign issuers. Quantitative and qualitative factors, such as economic and market factors, are considered in terms of how they could impact an individual company or a specific sector.

Security selection in high yield bonds drove the Fund’s outperformance, led by security selection in media and health care. Holdings of bank loans detracted from Fund performance, as bank loans generally underperformed high yield bonds in 2019. US Treasury interest rate futures used to manage duration for the Fund’s investment grade corporate bond holdings also detracted, as Treasuries rallied during 2019.

Relative to the benchmark on December 31, 2019, the Fund held an overweight position in BBB rated bonds and underweight positions in BB, B and CCC rated bonds. Despite the variance from the benchmark, the Fund continues to primarily be invested in bonds rated below BBB-. The Fund increased position sizes in BBB, BB and B rated bonds during 2019 and decreased position sizes in CCC rated bonds, due to a bias for higher rated bonds, relative to the benchmark, given the fundamental backdrop.

There are several risks to US high yield in 2020. One is the potential for higher rates of defaults, especially if the economy slows. There are potential sector impacts from any major US political shifts arising during election year. Specific to the Fund, strong outperformance of distressed credits could drag on relative performance given our bias to hold relatively higher rated bonds in the Fund.

PPMFunds	PPM Long Short Credit Fund (Unaudited)

PPM Long Short Credit Fund

Total Return*
Institutional Class†
1 Year	8.08%
Since Inception	3.22%
†Inception date July 16, 2018
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2019:
Corporate Bonds and Notes	67.5%
Senior Loan Interests	16.4
Non-US Government Agency ABS	10.6
Investment Companies	2.3
Government and Agency Obligations	0.2
Common Stocks	0.1
Warrants	0.1
Other Short Term Investments	2.9
Net Long (Short) Investments	100.0%

For the year ended December 31, 2019, PPM Long Short Credit Fund outperformed its primary benchmark by posting a return of 8.08% for Institutional Class shares compared to 2.28% for the ICE BofA US 3-Month Treasury Bill Index.

The investment objective of the Fund is to maximize total return through a combination of current income and capital appreciation, consistent with capital preservation. The Fund primarily invests in credit related instruments including corporate bonds, mortgage related securities, asset backed securities, and senior secured floating rate and fixed rate loans or debt. The Fund uses a long/short strategy that utilizes sector allocation, security selection, interest rate management and various other strategies. Quantitative and qualitative factors, such as economic and market factors, are considered in terms of how they could impact an individual company or a specific sector.

Fund holdings across corporate credit, including investment grade bonds and high yield bonds and loans, drove the Fund’s relative outperformance against the benchmark. These holdings were also the Fund’s largest long positions as of December 31, 2019. The Fund increased its long position in investment grade corporate bonds during 2019, specifically increasing its holdings in A rated bonds during the year.

Derivatives detracted from the Fund’s performance, specifically Treasury futures used to hedge the Fund’s interest rate risk. Other detractors were modest, including credit default swap indices (“CDX”) and common stock. Treasury futures, CDX (based on notional value) and investment grade sovereign bonds were the Fund’s largest short positions as of December 31, 2019.

The primary risk we see for 2020 is the US election. We expect political risk to ramp higher as the year progresses, and there are potential sector impacts from any major US political shifts (e.g., financials, health care, information technology). Corporate earnings growth failing to materialize in the US over the next 12-18 months is another primary risk. After a 2019 lull, companies will need to realize growth to lower currently elevated leverage ratios. Our shift to higher rated investment grade corporate bonds reflects these risks.

PPMFunds	PPM Large Cap Value Fund (Unaudited)

PPM Large Cap Value Fund

Total Return*
Institutional Class†
1 Year	21.71%
Since Inception	3.87%
†Inception date May 01, 2018
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2019:
Financials	23.2%
Information Technology	15.2
Health Care	14.4
Consumer Discretionary	8.5
Industrials	7.8
Energy	7.3
Communication Services	7.2
Consumer Staples	6.5
Utilities	4.7
Materials	3.3
Real Estate	1.3
Other Short Term Investments	0.6
Total Investments	100.0%

For the year ended December 31, 2019, PPM Large Cap Value Fund underperformed its primary benchmark by posting a return of 21.71% for Institutional Class shares compared to 31.95% for the S&P 500 Value Index.

The investment objective of the Fund is to seek to achieve long term growth of capital. The Fund employs a value investing style that seeks to uncover investment opportunities that can be purchased at a significant discount relative to the market. The Fund invests at least 80% of its assets in a diversified portfolio of equity securities of US companies with market capitalizations within the range of securities constituting the S&P 500 Index. Quantitative and qualitative factors, such as economic and market factors, are considered in terms of how they could impact an individual company or a specific sector.

Bottom-up security selection drives the Fund’s sector allocations. The Fund’s largest overweight position relative to the benchmark on December 31, 2019 was information technology (“IT”) and the largest underweight was health care. Both detracted from the Fund’s relative performance to the benchmark. IT had been an underweight and health care an overweight through much of 2019, before the Fund’s benchmark rebalanced on December 31, 2019. The rebalancing reduced the weighting in IT and increased the weighting in health care. Given our bottom-up focus, these shifts have not changed our conviction in the holdings.

Negative security selection also contributed to the Fund’s underperformance, as Apple Inc. (89.0% total return) detracted from the Fund’s relative performance to the benchmark, due to an underweight position. Positive contributors were modest, led by security selection in financials. Leidos Holdings, Inc. (88.8%) contributed to the Fund’s relative performance.

The primary risk we see for 2020 is the US election, as a noisy political backdrop could continue to create uncertainty. We believe political developments may have negative impacts on select sectors (e.g., financials). Other risks are a renewed escalation in tariffs; macroeconomic weakness and increased market volatility; and outperformance for growth stocks given the Fund’s value mandate.

PPMFunds	PPM Mid Cap Value Fund (Unaudited)

PPM Mid Cap Value Fund

Total Return*
Institutional Class†
1 Year	19.78%
Since Inception	-0.32%
†Inception date May 01, 2018
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2019:
Financials	22.2%
Industrials	13.4
Information Technology	11.7
Consumer Discretionary	10.8
Materials	8.4
Health Care	7.4
Utilities	6.8
Consumer Staples	6.3
Energy	4.4
Real Estate	3.9
Communication Services	3.4
Securities Lending Collateral	0.9
Other Short Term Investments	0.4
Total Investments	100.0%

For the year ended December 31, 2019, PPM Mid Cap Value Fund underperformed its primary benchmark by posting a return of 19.78% for Institutional Class shares compared to 27.06% for the Russell MidCap Value Index.

The investment objective of the Fund is to seek to achieve long term growth of capital. The Fund employs a value investing style that seeks to uncover investment opportunities that can be purchased at a significant discount relative to the market. The Fund invests at least 80% of its assets in a diversified portfolio of equity securities of US companies with market capitalizations within the range of securities constituting the Russell MidCap Index. Quantitative and qualitative factors, such as economic and market factors, are considered in terms of how they could impact an individual company or a specific sector.

Negative security selection drove the Fund’s underperformance, led by selection in industrials, consumer discretionary and communication services. Meredith Corporation (-34.3% total return) detracted from the Fund’s relative performance to the benchmark.

Positive contributors included security selection in information technology (“IT), materials and financials. Reliance Steel & Aluminum Co. (72.2%) contributed to the Fund’s relative performance.

Bottom-up security selection drives the Fund’s sector allocations. The Fund’s largest overweight positions relative to the benchmark on December 31, 2019 were IT, financials and consumer discretionary. IT and financials positively contributed to the Fund’s relative performance to the benchmark, while consumer discretionary detracted. The largest underweights were real estate, utilities and energy. Real estate and energy detracted from the Fund’s relative performance, while utilities positively contributed.

The primary risk we see for 2020 is the US election, as a noisy political backdrop could continue to create uncertainty. We believe political developments may have negative impacts on select sectors (e.g., financials). Other risks are a renewed escalation in tariffs; macroeconomic weakness and increased market volatility; and outperformance for growth stocks given the Fund’s value mandate.

PPMFunds	PPM Small Cap Value Fund (Unaudited)

PPM Small Cap Value Fund

Total Return*
Institutional Class†
1 Year	22.53%
Since Inception	0.80%
†Inception date May 01, 2018
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Institutional Class shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses.

Composition as of December 31, 2019:
Financials	22.7%
Industrials	16.9
Information Technology	14.8
Consumer Discretionary	9.7
Health Care	8.1
Real Estate	7.1
Energy	5.9
Materials	5.1
Consumer Staples	3.4
Utilities	2.5
Communication Services	1.6
Securities Lending Collateral	1.6
Other Short Term Investments	0.6
Total Investments	100.0%

For the period ended December 31, 2019, PPM Small Cap Value Fund outperformed its benchmark by posting a return of 22.53% for Institutional Class shares compared to 22.39% for the Russell 2000 Value Index.

The investment objective of the Fund is to seek to achieve long term growth of capital. The Fund employs a value investing style that seeks to uncover investment opportunities that can be purchased at a significant discount relative to the market. The Fund invests at least 80% of its assets in a diversified portfolio of equity securities of US companies with market capitalizations within the range of the S&P SmallCap 600 Index. Quantitative and qualitative factors, such as economic and market factors, are considered in terms of how they could impact an individual company or a specific sector.

Positive security selection in industrials and an overweight to information technology (“IT”) drove the Fund’s outperformance. Holdings in Triumph Group, Inc. (121.3%), Skechers U.S.A., Inc. (88.7%) and Helix Energy Solutions Group, Inc. (78.0%) positively contributed to the Fund’s relative performance to the benchmark. Security selection in telecommunication services and materials detracted. Holdings in Party City Holdco, Inc. (-85.1% total return), Meredith Corporation (-34.3%) and Tupperware Brands Corporation (-66.5%) detracted from the Fund’s relative performance.

Bottom-up security selection drives the Fund’s sector allocations. The Fund’s largest overweight positions relative to the benchmark on December 31, 2019 were IT, industrials and health care. IT and industrials positively contributed to the Fund’s relative performance to the benchmark, while health care performed in line with the benchmark in 2019. The largest underweights were financials, real estate and utilities. Financials detracted from the Fund’s relative performance, while real estate and utilities positively contributed.

The primary risk we see for 2020 is the US election, as a noisy political backdrop could continue to create uncertainty. We believe political developments may have negative impacts on select sectors (e.g., financials). Other risks are a renewed escalation in tariffs; macroeconomic weakness and increased market volatility; and outperformance for growth stocks given the Fund’s value mandate.

PPMFunds

December 31, 2019

Important Disclosures and Glossary (Unaudited)

Before investing, investors should carefully read the prospectus and/or summary prospectus and consider the investment objectives, risk, charges and expenses. For this and more complete information about the Funds, investors may obtain a prospectus or summary prospectus by calling 1-844-446-4PPM (1-844-446-4776), by writing PPM Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or by visiting www.ppmamerica.com/ppmfunds/.

Mutual funds are issued by PPM America, Inc. PPM Funds are distributed by Jackson National Life Distributors LLC, member FINRA.

Certain comments in this annual report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “believe,” “may,” “will,” “anticipate” and other similar terms. We cannot promise future returns. Our opinions reflect our best judgment at the time this report is compiled, and we disclaim any obligation to update or revise forward-looking statements. Our opinions may not be relied upon as investment advice and because the investment decisions we make are based on many factors, may not be relied upon as an indication of any intent to trade. Security examples are used for representational purposes only and are not recommendations to purchase or sell securities.

The discussion of the Funds’ investments and investment strategy (including current investment themes, the portfolio managers’ research and investment process, and portfolio characteristics) represents the Funds’ investments and the views of the portfolio managers and PPM America, Inc., the Funds’ investment adviser, at the time of this report, and are subject to change without notice.

Ratings of securities in PPM Floating Rate Income Fund for attribution purposes are based on the Standard & Poor’s (“S&P”) rating. Securities without an S&P rating are categorized as “Other.” Ratings of securities in PPM High Yield Core Fund and PPM Long Short Credit Fund for attribution purposes are based on the ICE BofA Rating Methodology, which uses credit quality ratings for the underlying securities held by the Fund from three nationally recognized statistical rating organizations (“NRSROs”): S&P, Moody’s Investor Service, and Fitch, Inc. If at least one of the NRSROs has rated the security, the ICE BofA Rating will reflect the average rating among the NRSROs that have rated the security. If no NRSRO ratings are available, the internal rating (Index Rating for the index universe) is used. For securities rated by an NRSRO other than S&P, that rating is converted to the equivalent S&P credit rating. Methods for rating securities as applied in the portfolio construction process are described in the Principal Investment Strategies sections of the Prospectus. More information about securities ratings is contained in the Statement of Additional Information.

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance shown. All returns reflect the reinvestment of income dividends and capital gains. You cannot invest directly in an index.

Mutual fund investing involves risk. Please see the Notes to the Financial Statements of this annual report, as well as the prospectus for more information on risks.

The S&P/LSTA Leveraged Loan Index provides a broad, market value-weighted measure of US institutional leveraged loans. It includes the institutional tranches of loans syndicated to US loan investors.

The ICE BofA US High Yield Constrained Index provides a measure of below investment grade bonds, is constructed based on the ICE BofAML US High Yield Index and imposes a 2% issuer cap. The ICE BofAML US High Yield Index provides a broad measure of below investment grade, USD-denominated fixed rate corporate debt. It includes corporate bonds with risk exposures to countries that are members of the FX-G10, Western Europe or territories of the US and Western Europe.

The ICE BofA US 3-Month Treasury Bill Index measures a single US Treasury Bill issue purchased at the beginning of the month and held for a full month. The index often holds the most recent 3-month Bill, but can also instead hold a seasoned 6-month Bill.

The Bloomberg Barclays US Aggregate Bond Index provides a broad measure of US investment grade, USD-denominated fixed rate bonds. It includes Treasuries, government-rated issues, corporate bonds, MBS, CMBS and ABS securities.

The S&P 500 Value Index provides a measure of US large cap value stocks and is constructed based on the S&P 500 Index. Additionally, the S&P 500 Value Index includes stocks that exhibit strong value characteristics based on the evaluation of book value-to-price, earnings-to-price and sales-to-price ratios. The S&P 500 Index provides a broad measure, market capitalization-weighted measure of US large cap stocks.

The Russell Midcap Value Index provides a broad, market capitalization-weighted measure of US mid cap value stocks and is constructed based on the Russell Midcap Index. Additionally, the Russell Midcap Value Index includes stocks that exhibit strong value characteristics based on the evaluation of metrics such as book value-to-price and forecasted growth rates. The Russell Midcap Index provides a broad, market capitalization-weighted measure of US mid cap stocks.

The Russell 2000 Value Index provides a broad, market capitalization-weighted measure of value oriented US small cap stocks. It measures the performance of companies within the Russell 2000 Index which have lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
PPM Core Plus Fixed Income Fund
GOVERNMENT AND AGENCY OBLIGATIONS 45.8%
Mortgage-Backed Securities 29.0%
Federal Home Loan Mortgage Corporation
4.00%, 10/01/45 - 03/01/49	120,677	127,606
4.50%, 11/01/48	56,901	60,065
3.50%, 01/01/46 - 08/01/49	2,308,788	2,394,125
3.00%, 07/01/32 - 10/01/49	870,638	887,061
Federal National Mortgage Association, Inc.
2.50%, 06/01/34 - 10/01/34	634,842	640,518
3.50%, 10/01/46 - 07/01/49	937,251	970,820
4.50%, 05/01/47 - 12/01/48	1,107,567	1,177,091
4.00%, 01/01/47 - 08/01/48	1,906,463	1,998,734
4.00%, 11/01/48 (a)	319,803	334,634
3.00%, 09/01/32 - 10/01/49	2,768,343	2,834,254
Government National Mortgage Association
3.00%, 10/20/46 - 12/20/46	96,686	99,607
3.50%, 05/20/47	1,162,935	1,212,232
4.00%, 07/20/47 - 05/20/49	923,698	960,612
4.50%, 12/20/48 - 02/20/49	353,828	370,555
3.00%, 10/20/49	519,596	533,672
3.50%, 12/20/49 (a)	250,000	259,504
		14,861,090
U.S. Treasury Note 12.7%
Treasury, United States Department of
1.88%, 04/30/22	678,000	682,237
1.63%, 08/31/22 (b)	380,000	380,119
1.63%, 05/31/23	1,295,000	1,294,393
2.75%, 02/15/24	235,000	244,987
2.50%, 05/15/24	96,000	99,270
2.13%, 05/15/25	396,000	403,796
2.88%, 07/31/25	671,000	711,050
1.50%, 08/15/26	878,000	860,166
2.25%, 11/15/25 - 08/15/27	1,722,000	1,767,835
3.13%, 11/15/28	65,000	71,459
		6,515,312
U.S. Treasury Bond 3.9%
Treasury, United States Department of
3.75%, 08/15/41	461,000	572,360
3.13%, 11/15/41	292,000	331,283
2.50%, 02/15/45 - 02/15/46	772,000	788,355
3.00%, 02/15/48	277,000	311,365
		2,003,363
Municipal 0.2%
Dormitory Authority State of New York
3.19%, 02/15/43 (a)	100,000	100,365
Total Government And Agency Obligations (cost $22,756,642)		23,480,130
CORPORATE BONDS AND NOTES 38.5%
Financials 12.0%
AIA Group Limited
3.60%, 04/09/29 (c)	200,000	210,424
Athene Global Funding
2.95%, 11/12/26 (c)	125,000	124,429
Bank of America Corporation
6.25%, (callable at 100 beginning 09/05/24) (d)	75,000	83,414
4.00%, 01/22/25	86,000	91,662
4.25%, 10/22/26	215,000	234,329
3.56%, 04/23/27	115,000	121,477
3.25%, 10/21/27	27,000	28,131
3.59%, 07/21/28	150,000	159,229
BlackRock, Inc.
3.20%, 03/15/27	158,000	166,928
Capital One Financial Corporation
3.75%, 03/09/27	75,000	79,815
Citigroup Inc.
5.00%, (callable at 100 beginning 09/12/24) (d)	114,000	119,239
4.45%, 09/29/27	230,000	253,166
3.89%, 01/10/28 (e)	68,000	73,120
Credit Suisse Group AG
7.50%, (callable at 100 beginning 12/11/23) (c) (d)	200,000	225,500
6.50%, 08/08/23 (c)	250,000	279,016
4.21%, 06/12/24 (c)	125,000	132,044
Diamond Finance International Limited
8.35%, 07/15/46 (c)	100,000	137,221
Glencore Funding LLC
3.00%, 10/27/22 (c)	62,000	62,645
4.88%, 03/12/29 (c)	115,000	125,325
GLP Financing, LLC
5.30%, 01/15/29	100,000	111,052
HSBC Holdings PLC
6.88%, (callable at 100 beginning 06/01/21) (d) (f)	200,000	209,850
4.38%, 11/23/26	90,000	97,304
Icahn Enterprises L.P.
6.25%, 05/15/26	119,000	126,952
JPMorgan Chase & Co.
5.00%, (callable at 100 beginning 08/01/24) (d)	170,000	177,827
5.30%, (callable at 100 beginning 05/01/20) (d)	60,000	60,456
3.22%, 03/01/25	114,000	118,014
3.96%, 01/29/27	107,000	116,131
3.51%, 01/23/29	68,000	72,132
4.20%, 07/23/29	28,000	31,201
2.74%, 10/15/30	110,000	109,877
Lloyds Banking Group PLC
7.50%, (callable at 100 beginning 9/27/25) (d)	109,000	121,819
Markel Corporation
5.00%, 05/20/49	39,000	45,231
Metropolitan Life Global Funding I
3.60%, 01/11/24 (c)	210,000	221,635
Morgan Stanley
4.88%, 11/01/22	100,000	107,078
Nordic Aviation Capital DAC
5.58%, 03/14/24 (g) (h)	135,000	143,861
Rassman, Joel H.
3.80%, 11/01/29	140,000	139,633
Tenet Healthcare Corporation
4.88%, 01/01/26 (c)	140,000	146,663
The Goldman Sachs Group, Inc.
2.91%, 07/24/23	63,000	64,089
4.25%, 10/21/25	90,000	97,663
3.69%, 06/05/28 (e)	30,000	31,880
4.22%, 05/01/29	33,000	36,319
6.75%, 10/01/37	70,000	97,220
The PNC Financial Services Group, Inc.
3.45%, 04/23/29	115,000	122,851
U.S. Bancorp
3.00%, 07/30/29	68,000	69,727
UnitedHealth Group Incorporated
3.70%, 08/15/49	65,000	69,713
Wells Fargo & Company
2.41%, 10/30/25	253,000	253,045
3.20%, 06/17/27	180,000	186,543
3.58%, 05/22/28 (e)	47,000	49,955
2.88%, 10/30/30	210,000	211,383
		6,154,218
Energy 5.2%
Baker Hughes, a GE Company, LLC
3.14%, 11/07/29	53,000	54,413
Cheniere Corpus Christi Holdings, LLC
5.88%, 03/31/25	29,000	32,656
Cheniere Energy Partners, L.P.
4.50%, 10/01/29 (c)	125,000	128,392
Continental Resources, Inc.
4.38%, 01/15/28	81,000	86,047
Denbury Resources Inc.
9.00%, 05/15/21 (c)	25,000	24,432
Endeavor Energy Resources, L.P.
5.50%, 01/30/26 (c)	14,000	14,426
5.75%, 01/30/28 (c)	14,000	14,727
Energy Transfer LP
4.25%, 03/15/23	173,000	180,440
5.25%, 04/15/29	94,000	105,692
5.80%, 06/15/38	70,000	79,337
6.13%, 12/15/45	20,000	23,141

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
Energy Transfer Operating, L.P.
6.25%, 04/15/49	40,000	48,338
Enlink Midstream, LLC
5.38%, 06/01/29	71,000	66,810
Enterprise Products Operating LLC
3.13%, 07/31/29	160,000	164,587
4.20%, 01/31/50	84,000	90,494
EQM Midstream Partners, LP
4.13%, 12/01/26	113,000	105,874
Everest Acquisition, LLC
0.00%, 05/15/26 (c) (i) (j)	35,000	25,010
Exxon Mobil Corporation
2.28%, 08/16/26	180,000	180,628
Marathon Petroleum Corporation
3.80%, 04/01/28	30,000	31,510
MPLX LP
4.00%, 03/15/28	120,000	124,363
5.20%, 12/01/47 (c)	45,000	48,597
National Oilwell Varco, Inc.
3.60%, 12/01/29	125,000	125,480
Occidental Petroleum Corporation
3.50%, 08/15/29	140,000	142,731
4.30%, 08/15/39	20,000	20,361
4.40%, 08/15/49	22,000	22,630
Petroleos Mexicanos
6.50%, 01/23/29	85,000	89,380
Sabine Pass Liquefaction, LLC
4.20%, 03/15/28	250,000	264,697
Targa Resource Corporation
5.50%, 03/01/30 (c)	140,000	144,088
Transocean Pontus Limited
6.13%, 08/01/25 (c)	17,800	18,287
Transocean Poseidon Limited
6.88%, 02/01/27 (c)	49,000	51,844
Transocean Proteus Limited
6.25%, 12/01/24 (c)	122,500	126,540
Viper Energy Partners LP
5.38%, 11/01/27 (c)	23,000	23,977
		2,659,929
Health Care 4.1%
AbbVie Inc.
2.95%, 11/21/26 (c)	170,000	172,748
4.30%, 05/14/36	38,000	41,703
4.05%, 11/21/39 (c)	90,000	94,323
4.25%, 11/21/49 (c)	128,000	135,445
Bausch Health Companies Inc.
5.50%, 11/01/25 (c)	22,000	22,993
8.50%, 01/31/27 (c)	21,000	23,945
5.75%, 08/15/27 (c)	60,000	65,171
Bristol-Myers Squibb Company
3.40%, 07/26/29 (c)	140,000	149,819
4.13%, 06/15/39 (c)	100,000	115,070
4.25%, 10/26/49 (c)	65,000	77,048
Centene Corporation
4.25%, 12/15/27 (c)	106,000	109,169
4.63%, 12/15/29 (c)	120,000	126,312
Centene Escrow I Corporation
5.38%, 06/01/26 (c)	63,000	66,950
Cigna Holding Company
3.40%, 03/01/27 (c)	114,000	118,383
CVS Health Corporation
3.25%, 08/15/29	93,000	94,826
4.78%, 03/25/38	100,000	113,438
5.05%, 03/25/48	100,000	118,216
HCA Inc.
5.13%, 06/15/39	120,000	132,418
Mylan Inc
5.20%, 04/15/48	23,000	25,486
Perrigo Finance Unlimited Company
4.38%, 03/15/26	31,000	31,886
Providence St. Joseph Health
2.53%, 10/01/29	67,000	65,708
Quest Diagnostics Incorporated
2.95%, 06/30/30	45,000	45,043
WellCare Health Plans, Inc.
5.25%, 04/01/25	100,000	104,287
5.38%, 08/15/26 (c)	46,000	49,086
		2,099,473
Utilities 3.2%
Ameren Illinois Company
4.50%, 03/15/49	90,000	110,453
Basin Electric Power Cooperative
4.75%, 04/26/47 (c)	107,000	122,437
Commonwealth Edison Company
3.75%, 08/15/47	79,000	84,594
DPL Inc.
4.35%, 04/15/29 (c)	132,000	127,872
Electricite de France
4.50%, 09/21/28 (c)	100,000	111,186
Exelon Corporation
5.10%, 06/15/45	75,000	90,327
Nevada Power Company
3.70%, 05/01/29	140,000	151,315
Oncor Electric Delivery Company LLC
2.95%, 04/01/25	160,000	165,440
Southern California Edison Company
4.13%, 03/01/48	46,000	49,002
The AES Corporation
4.00%, 03/15/21	215,000	218,440
Vistra Operations Company LLC
3.55%, 07/15/24 (c)	174,000	176,919
3.70%, 01/30/27 (c)	220,000	218,845
		1,626,830
Consumer Staples 2.9%
Anheuser-Busch Companies, LLC
3.65%, 02/01/26	74,000	78,923
4.90%, 02/01/46	146,000	173,327
BAT Capital Corp.
4.39%, 08/15/37	148,000	149,913
JBS Investments II GmbH
7.00%, 01/15/26 (c)	200,000	217,430
JBS USA Food Company
5.88%, 07/15/24 (c)	16,000	16,461
6.50%, 04/15/29 (c)	84,000	93,683
Kraft Heinz Foods Company
3.75%, 04/01/30 (c)	71,000	73,216
Mars, Incorporated
3.95%, 04/01/49 (c)	143,000	161,352
Reynolds American Inc.
5.70%, 08/15/35	46,000	53,127
7.00%, 08/04/41	45,000	54,489
Walmart Inc.
2.85%, 07/08/24	234,000	242,296
3.25%, 07/08/29	100,000	107,260
2.95%, 09/24/49	50,000	49,333
		1,470,810
Industrials 2.8%
Ashtead Capital, Inc.
5.25%, 08/01/26 (c)	128,000	137,024
Avolon Holdings Funding Limited
5.25%, 05/15/24 (c)	158,000	172,738
Caterpillar Inc.
3.25%, 09/19/49	70,000	70,084
Equifax Inc.
2.60%, 12/01/24	80,000	80,323
General Electric Company
5.00%, (callable at 100 beginning 01/21/21) (d)	419,000	410,620
General Motors Company
5.95%, 04/01/49	30,000	33,213
Hillenbrand, Inc.
4.50%, 09/15/26 (k)	105,000	110,269
Moog Inc.
4.25%, 12/15/27 (c)	44,000	44,784
Park Aerospace Holdings Limited
5.25%, 08/15/22 (c)	190,000	202,641
The Boeing Company
2.70%, 02/01/27	87,000	88,238
3.20%, 03/01/29	38,000	39,549

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
United Rentals (North America), Inc.
3.88%, 11/15/27	55,000	56,120
		1,445,603
Communication Services 2.8%
AT&T Inc.
3.07%, (3M USD LIBOR + 1.18%), 06/12/24 (e)	375,000	381,200
5.25%, 03/01/37	77,000	92,176
CCO Holdings, LLC
4.75%, 03/01/30 (c)	91,000	92,810
Charter Communications Operating, LLC
4.91%, 07/23/25	140,000	154,217
5.38%, 04/01/38	45,000	51,140
6.83%, 10/23/55	51,000	65,481
Comcast Corporation
4.60%, 10/15/38	51,000	60,685
3.40%, 07/15/46	50,000	50,361
4.95%, 10/15/58	50,000	64,914
Hughes Satellite Systems Corporation
5.25%, 08/01/26	71,000	77,950
Sirius XM Radio Inc.
5.50%, 07/01/29 (c)	47,000	50,861
Sprint Spectrum Co LLC
3.36%, 09/20/21 (c)	87,500	88,275
TEGNA Inc.
5.00%, 09/15/29 (c)	70,000	71,192
Vodafone Group Public Limited Company
5.00%, 05/30/38	120,000	139,428
		1,440,690
Materials 2.7%
Anglo American Capital PLC
4.88%, 05/14/25 (c)	121,000	133,023
4.75%, 04/10/27 (c)	180,000	196,626
CEMEX S.A.B. de C.V.
5.45%, 11/19/29 (c)	130,000	135,541
CF Industries, Inc.
4.50%, 12/01/26 (c)	314,000	342,154
Corning Incorporated
5.85%, 11/15/68	58,000	69,035
Freeport-McMoRan Inc.
4.55%, 11/14/24	114,000	120,721
5.00%, 09/01/27	61,000	64,339
5.40%, 11/14/34	35,000	36,638
LYB International Finance III, LLC
4.20%, 10/15/49	58,000	60,398
NOVA Chemicals Corporation
4.88%, 06/01/24 (c)	130,000	134,031
Olin Corporation
5.63%, 08/01/29	92,000	97,314
		1,389,820
Real Estate 1.5%
Boston Properties Limited Partnership
2.75%, 10/01/26	36,000	36,380
2.90%, 03/15/30	130,000	129,674
Equinix, Inc.
3.20%, 11/18/29	71,000	71,386
Service Properties Trust
4.35%, 10/01/24	106,000	108,845
4.75%, 10/01/26	70,000	71,903
Simon Property Group, L.P.
2.45%, 09/13/29	307,000	301,886
VICI Properties Inc.
4.25%, 12/01/26 (c)	35,000	36,116
4.63%, 12/01/29 (c)	27,000	28,262
		784,452
Consumer Discretionary 0.7%
Fiat Chrysler Automobiles N.V.
5.25%, 04/15/23	103,000	110,143
Ford Motor Credit Company LLC
4.54%, 08/01/26	100,000	102,394
GLP Financing, LLC
5.75%, 06/01/28	15,000	17,036
MDC Holdings Inc.
6.00%, 01/15/43	11,000	11,464
Volkswagen Group of America, Inc.
4.63%, 11/13/25 (c)	130,000	143,872
		384,909
Information Technology 0.6%
Broadcom Inc.
4.25%, 04/15/26 (c)	130,000	138,113
3.88%, 01/15/27	57,000	59,092
Microsoft Corporation
3.95%, 08/08/56	87,000	102,622
		299,827
Total Corporate Bonds And Notes (cost $18,723,645)		19,756,561
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.8%
American Airlines, Inc.
Series 2016-AA-2, 3.20%, 06/15/28	170,900	175,594
American Tower Trust
Series 2013-A-2, 3.07%, 03/15/23 (c)	265,000	268,705
AmeriCredit Automobile Receivables Trust
Series 2018-A3-1, 3.07%, 01/19/21	400,000	402,432
Ascentium Equipment Receivables Trust
Series 2018-A2-1A, 2.92%, 12/10/20 (c)	11,873	11,882
Series 2017-A3-2A, 2.31%, 12/10/21 (c)	59,416	59,518
BAMLL Commercial Mortgage Securities Trust
Series 2015-B-200P, REMIC, 3.49%, 04/16/25 (c)	375,000	387,922
Bank
Series 2019-A3-BN23, REMIC, 2.92%, 11/16/29	190,000	194,060
Benchmark Mortgage Trust
Series 2019-A5-B15, 2.93%, 11/16/29	190,000	194,028
Capital One Prime Auto Receivables Trust
Series 2019-A2-2, 2.06%, 06/15/21	600,000	600,546
CCG Receivables Trust
Series 2018-A2-1, 2.50%, 02/14/21 (c)	42,460	42,537
CIG Auto Receivables Trust
Series 2017-A-1A, 2.71%, 05/15/23 (c)	27,932	27,963
Citigroup Commercial Mortgage Trust
Series 2019-A4-C7, REMIC, 3.10%, 12/17/29	350,000	361,785
COMM Mortgage Trust
Series 2014-A4-UBS3, REMIC, 3.82%, 05/10/24	49,000	51,908
Series 2014-A3-CR21, REMIC, 3.53%, 12/12/24	256,933	269,443
CSMC Trust
Series 2017-A3-HL2, 3.50%, 09/25/24 (c) (e)	80,225	81,221
Dell Equipment Finance Trust
Series 2018-A2A-1, 2.97%, 10/22/20 (c)	25,740	25,773
Series 2017-A3-2, 2.19%, 10/24/22 (c)	35,879	35,886
DLL LLC
Series 2019-A2-MT3, 2.13%, 01/20/22 (c)	175,000	174,912
Foundation Finance Trust
Series 2017-A-1A, 3.30%, 08/15/22 (c)	41,703	41,916
GLS Auto Receivables Trust
Series 2019-A-1A, 3.37%, 03/15/21 (c)	83,692	84,176
Series 2018-A-3A, 3.35%, 08/15/22 (c)	27,564	27,674
GM Financial Automobile Leasing Trust
Series 2018-A3-1, 2.61%, 01/20/21	101,729	101,830
GM Financial Consumer Automobile Receivables Trust
Series 2019-A2A-4, 1.84%, 11/16/22	75,000	74,906
GreatAmerica Financial Services Corporation
Series 2019-A2-1, 2.97%, 09/15/20 (c)	127,959	128,356
Series 2018-A3-1, 2.60%, 06/15/21 (c)	84,701	84,884
GS Mortgage Securities Corp Trust
Series 2017-B-SLP, REMIC, 3.77%, 10/12/22 (c)	158,000	162,170
HPEFS Equipment Trust
Series 2019-A2-1A, 2.19%, 09/20/29 (c)	100,000	100,098
Series 2019-A3-1A, 2.21%, 10/20/29 (c)	100,000	100,023
Hudson Yards Mortgage Trust
Series 2019-A-30HY, 3.23%, 07/12/29 (c)	300,000	310,316
J.P. Morgan Mortgage Trust
Series 2017-A6-6, REMIC, 3.00%, 03/25/25 (c) (e)	83,911	84,632
John Deere Owner Trust
Series 2019-A2-B, 2.28%, 04/15/21	494,000	495,124

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
Kubota Credit Owner Trust
Series 2018-A2-1A, 2.80%, 02/16/21 (c)	30,737	30,767
MVW Owner Trust
Series 2013-A-1A, 2.15%, 04/22/30 (c)	60,407	60,388
Prestige Auto Receivables Trust
Series 2019-A2-1A, 2.44%, 12/15/20 (c)	235,768	236,063
PSMC Trust
Series 2018-A1-3, REMIC, 4.00%, 02/25/41 (c)	67,365	68,345
Sequoia Mortgage Trust
Series 2019-A4-1, REMIC, 4.00%, 02/25/26 (c)	24,759	25,084
Series 2018-A1-8, REMIC, 4.00%, 06/25/40 (c) (e)	85,630	87,564
Toyota Auto Receivables Owner Trust
Series 2018-A3-B, 2.96%, 07/15/21	425,000	429,230
United Airlines, Inc.
Series 2012-B-1, 6.25%, 04/11/20	8,530	8,601
Series 2012-A-1, 4.15%, 04/11/24	51,006	53,580
Series 2012-A-2, 4.00%, 10/29/24	45,462	47,735
Verizon Owner Trust
Series 2017-A-2A, 1.92%, 12/20/21 (c)	216,066	216,020
Volvo Financial Equipment LLC
Series 2019-A2-1A, 2.90%, 10/15/20 (c)	104,332	104,712
Wells Fargo Commercial Mortgage Trust
Series 2017-B-C38, 3.92%, 06/17/27 (e)	57,000	60,018
Total Non-U.S. Government Agency Asset-Backed Securities (cost $6,527,525)		6,590,327
SENIOR LOAN INTERESTS 1.8%
Communication Services 0.6%
CenturyLink, Inc.
2017 Term Loan B, 4.55%, (1M LIBOR + 2.75%), 01/15/25 (e)	115,640	116,045
Diamond Sports Group LLC
Term Loan, 5.03%, (1M LIBOR + 3.25%), 08/24/26 (e)	33,915	33,844
Nexstar Broadcasting, Inc.
2019 Term Loan B4, 4.45%, (1M LIBOR + 2.75%), 07/15/26 (e)	78,551	78,917
Sprint Communications, Inc.
1st Lien Term Loan B, 4.31%, (1M LIBOR + 2.50%), 02/01/24 (e)	83,078	82,268
		311,074
Consumer Discretionary 0.5%
CSC Holdings, LLC
2017 1st Lien Term Loan, 3.99%, (1M LIBOR + 2.25%), 07/15/25 (e)	43,985	44,010
Golden Nugget, Inc.
2017 Incremental Term Loan B, 4.55%, (1M LIBOR + 2.75%), 09/07/23 (e)	1,811	1,816
2017 Incremental Term Loan B, 4.72%, (3M LIBOR + 2.75%), 09/07/23 (e)	36,189	36,280
2017 Incremental Term Loan B, 4.68%, (3M LIBOR + 2.75%), 10/04/23 (e)	40,970	41,072
PCI Gaming Authority
Term Loan, 4.30%, (1M LIBOR + 2.50%), 05/15/26 (e)	148,452	149,317
		272,495
Consumer Staples 0.2%
JBS USA Lux S.A.
2019 Term Loan B, 3.80%, (1M LIBOR + 2.00%), 04/27/26 (e)	95,072	95,626
Utilities 0.1%
Pacific Gas And Electric Company
DIP Term Loan, 3.97%, (1M LIBOR + 2.25%), 12/31/20 (e) (g)	52,500	52,500
Vistra Operations Company LLC
1st Lien Term Loan B3, 3.49%, (1M LIBOR + 1.75%), 12/11/25 (e)	1,990	2,001
1st Lien Term Loan B3, 3.55%, (1M LIBOR + 1.75%), 12/11/25 (e)	8,341	8,387
		62,888
Financials 0.1%
UFC Holdings, LLC
2019 Term Loan, 5.50%, (1M LIBOR + 3.25%), 04/25/26 (e)	58,636	58,978
Industrials 0.1%
Genesee & Wyoming Inc.
Term Loan, 0.00%, (3M LIBOR + 2.00%), 11/05/26 (e) (l)	51,000	51,437
Materials 0.1%
BWAY Holding Company
2017 Term Loan B, 5.23%, (3M LIBOR + 3.25%), 04/03/24 (e)	48,872	48,659
Energy 0.1%
Traverse Midstream Partners LLC
Term Loan, 5.80%, (1M LIBOR + 4.00%), 09/22/24 (e)	32,588	29,264
Total Senior Loan Interests (cost $928,202)		930,421
SHORT TERM INVESTMENTS 1.9%
Investment Companies 1.9%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.54% (m)	963,179	963,179
Total Short Term Investments (cost $963,179)		963,179
Total Investments 100.8% (cost $49,899,193)		51,720,618
Other Derivative Instruments (0.0)%		(5,296)
Other Assets and Liabilities, Net (0.8)%		(382,725)
Total Net Assets 100.0%		51,332,597

(a) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2019, the total payable for investments purchased on a delayed delivery basis was $694,536.

(b) All or a portion of the security was on loan as of December 31, 2019.

(c) The Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2019, the value and the percentage of net assets of these liquid securities was $10,148,655 and 19.8% of the Fund.

(d) Perpetual security. Next contractual call date presented, if applicable.

(e) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(f) Convertible security.

(g) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(h) Security is restricted to resale to institutional investors. See Restricted Securities table following the Schedules of Investments.

(i) Non-income producing security.

(j) As of December 31, 2019, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(k) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(l) This senior loan will settle after December 31, 2019. If a reference rate and spread is presented, it will go into effect upon settlement.

(m) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Nordic Aviation Capital DAC, 5.58%, 03/14/24	02/27/19	135,000	143,861	0.3

Unfunded Commitments

	Unfunded Commitment ($)	Appreciation/ (Depreciation) ($)

Pacific Gas And Electric Company. – DIP Delayed Draw Term Loan‡	17,413	88
	17,413	88

‡ Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the PPM Funds’ Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Schedules of Investments.

PPM Core Plus Fixed Income Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Long Contracts
United States 2 Year Note	9	April 2020	1,940,721	422	(1,221)
United States 5 Year Note	37	April 2020	4,397,213	(867)	(8,666)
United States Long Bond	15	March 2020	2,377,190	(5,156)	(38,596)
United States Ultra Bond	3	March 2020	563,684	(3,469)	(18,716)
				(9,070)	(67,199)
Short Contracts
United States 10 Year Note	(14)	March 2020	(1,807,116)	1,809	9,210
United States 10 Year Ultra Bond	(11)	March 2020	(1,560,882)	1,890	13,148
				3,699	22,358

PPM Core Plus Fixed Income Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1]	Value ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection
CDX.NA.IG.33 (Q)	1.00	12/20/24	500,000	(12,966)	75	(2,954)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
PPM Floating Rate Income Fund
SENIOR LOAN INTERESTS 91.1%
Consumer Discretionary 19.6%
1011778 B.C. Unlimited Liability Company
Term Loan B4, 3.55%, (1M LIBOR + 1.75%), 11/14/26 (a)	193,940	194,132
24 Hour Fitness Worldwide, Inc.
2018 Term Loan B, 5.30%, (1M LIBOR + 3.50%), 05/30/25 (a)	192,512	145,075
Adient US LLC
Term Loan B, 6.14%, (3M LIBOR + 4.25%), 05/03/24 (a)	30,000	30,143
Term Loan B, 6.19%, (3M LIBOR + 4.25%), 05/03/24 (a)	89,400	89,825
Aimbridge Acquisition Co., Inc.
2019 Term Loan B, 5.54%, (3M LIBOR + 3.75%), 02/02/26 (a)	119,700	120,598
Allied Universal Holdco LLC
2019 Delayed Draw Term Loan, 0.00%, (3M LIBOR + 4.25%), 06/18/26 (a) (b)	9,459	9,507
Alterra Mountain Company
Term Loan B1, 4.55%, (1M LIBOR + 2.75%), 06/28/24 (a)	127,719	128,677
Altra Industrial Motion Corp.
2018 Term Loan B, 3.80%, (1M LIBOR + 2.00%), 09/26/25 (a)	314,491	315,145
American Axle and Manufacturing, Inc.
Term Loan B, 0.00%, (3M LIBOR + 2.25%), 03/10/24 (a) (b)	75,000	75,000
Term Loan B, 4.05%, (3M LIBOR + 2.25%), 03/10/24 (a)	101,986	101,986
Term Loan B, 4.19%, (3M LIBOR + 2.25%), 03/10/24 (a)	25,356	25,356
Aramark Services, Inc.
2019 Term Loan B4, 0.00%, (3M LIBOR + 1.75%), 12/04/26 (a) (b)	120,000	120,563
Bass Pro Group, LLC
Term Loan B, 0.00%, (1M LIBOR + 5.00%), 11/15/23 (a) (b)	110,000	109,588
Term Loan B, 6.80%, (1M LIBOR + 5.00%), 11/15/23 (a)	92,754	92,406
Boing US Holdco Inc.
2017 1st Lien Term Loan, 4.99%, (1M LIBOR + 3.25%), 09/20/24 (a)	39,300	38,187
Bombardier Recreational Products, Inc.
2016 Term Loan B, 3.80%, (1M LIBOR + 2.00%), 06/30/23 (a)	317,749	318,543
2019 Incremental Term Loan B2, 4.30%, (1M LIBOR + 2.50%), 05/23/25 (a)	4,988	4,999
Boyd Gaming Corporation
Term Loan B3, 3.85%, (3M LIBOR + 2.25%), 09/15/23 (a)	246,152	247,621
Caesars Entertainment Operating Company
Term Loan, 3.80%, (1M LIBOR + 2.00%), 04/03/24 (a)	308,420	310,017
Caesars Resort Collection, LLC
2017 1st Lien Term Loan B, 4.55%, (1M LIBOR + 2.75%), 12/23/24 (a)	363,235	363,612
Callaway Golf Company
Term Loan B, 6.24%, (1M LIBOR + 4.50%), 12/31/25 (a)	40,098	40,498
CityCenter Holdings, LLC
2017 Term Loan B, 4.05%, (1M LIBOR + 2.25%), 04/14/24 (a)	321,225	322,327
Coinamatic Canada Inc.
Canadian 1st Lien Term Loan, 5.05%, (1M LIBOR + 3.25%), 05/13/22 (a) (c)	3,952	3,863
Constellis Holdings, LLC
2017 1st Lien Term Loan, 6.93%, (3M LIBOR + 5.00%), 04/17/24 (a)	68,939	27,576
Core & Main LP
2017 Term Loan B, 4.44%, (1M LIBOR + 2.75%), 07/19/24 (a)	66,683	66,655
2017 Term Loan B, 4.66%, (3M LIBOR + 2.75%), 07/19/24 (a)	60,362	60,337
Creative Artists Agency, LLC
2019 Term Loan B, 5.55%, (1M LIBOR + 3.75%), 11/19/26 (a)	60,000	60,450
CSC Holdings, LLC
2017 1st Lien Term Loan, 3.99%, (1M LIBOR + 2.25%), 07/15/25 (a)	149,235	149,318
Dana Incorporated
Term Loan B, 4.05%, (1M LIBOR + 2.25%), 02/27/26 (a)	100,786	100,976
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.30%, (1M LIBOR + 2.50%), 02/01/24 (a)	165,000	165,568
DexKo Global Inc.
Term Loan, 5.30%, (1M LIBOR + 3.50%), 07/24/24 (a)	49,465	49,403
Eldorado Resorts LLC
2017 Term Loan B, 4.00%, (3M LIBOR + 2.25%), 03/15/24 (a)	17,192	17,176
2017 Term Loan B, 4.06%, (1M LIBOR + 2.25%), 03/15/24 (a)	52,662	52,612
Equinox Holdings, Inc.
2017 1st Lien Term Loan, 4.80%, (1M LIBOR + 3.00%), 03/08/24 (a)	128,436	128,780
Fitness International, LLC
2018 Term Loan B, 5.05%, (1M LIBOR + 3.25%), 04/13/25 (a)	146,658	146,521
Four Seasons Hotels Limited
New 1st Lien Term Loan, 3.80%, (1M LIBOR + 2.00%), 11/30/23 (a)	188,061	189,261
Golden Nugget, Inc.
2017 Incremental Term Loan B, 4.55%, (1M LIBOR + 2.75%), 09/07/23 (a)	7,297	7,315
2017 Incremental Term Loan B, 4.72%, (3M LIBOR + 2.75%), 09/07/23 (a)	145,784	146,149
2017 Incremental Term Loan B, 4.68%, (3M LIBOR + 2.75%), 10/04/23 (a)	165,041	165,453
Helix Gen Funding, LLC
Term Loan B, 5.55%, (1M LIBOR + 3.75%), 03/02/24 (a)	57,305	56,358
Hoffmaster Group, Inc.
2018 1st Lien Term Loan, 5.80%, (1M LIBOR + 4.00%), 11/11/23 (a)	36,835	36,605
Hoya Midco, LLC
2017 1st Lien Term Loan, 5.30%, (1M LIBOR + 3.50%), 06/21/24 - 06/27/24 (a)	73,663	73,202
Inmar Holdings, Inc.
2017 1st Lien Term Loan, 5.94%, (3M LIBOR + 4.00%), 04/25/24 (a)	153,253	145,974
Interior Logic Group Holdings IV LLC
2018 Term Loan B, 5.80%, (3M LIBOR + 4.00%), 05/21/25 (a) (c)	98,750	95,000
International Textile Group, Inc
1st Lien Term Loan, 6.69%, (1M LIBOR + 5.00%), 04/19/24 (a) (c)	96,250	78,925
IRB Holding Corp.
1st Lien Term Loan, 5.22%, (3M LIBOR + 3.25%), 01/18/25 (a)	121,840	122,484
Jo-Ann Stores, Inc.
Term Loan, 6.93%, (3M LIBOR + 5.00%), 09/29/23 (a)	48,260	33,451
Kestrel Bidco Inc.
Term Loan B, 4.72%, (1M LIBOR + 3.00%), 07/31/26 (a)	9,000	9,072
Life Time Fitness Inc
2017 Term Loan B, 4.66%, (3M LIBOR + 2.75%), 06/22/22 (a)	92,201	92,375
Lifetime Brands, Inc.
Term Loan B, 5.30%, (1M LIBOR + 3.50%), 03/13/25 (a) (c)	64,186	63,864
Lions Gate Capital Holdings LLC
2018 Term Loan B, 4.05%, (1M LIBOR + 2.25%), 03/20/25 (a)	204,505	203,867
MA FinanceCo., LLC
2017 Term Loan B2, 4.05%, (1M LIBOR + 2.25%), 11/19/21 (a)	50,000	50,250
Marriott Ownership Resorts, Inc.
2019 Term Loan B, 3.55%, (1M LIBOR + 1.75%), 08/29/25 (a)	92,303	92,764

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
Mavis Tire Express Services Corp.
2018 1st Lien Term Loan, 5.05%, (1M LIBOR + 3.25%), 03/15/25 (a)	148,043	143,849
2018 Delayed Draw Term Loan, 5.05%, (1M LIBOR + 3.25%), 03/15/25 (a)	4,238	4,117
Michaels Stores, Inc.
2018 Term Loan B, 4.29%, (3M LIBOR + 2.50%), 01/01/23 (a)	39,102	37,773
2018 Term Loan B, 4.30%, (3M LIBOR + 2.50%), 01/01/23 (a)	108,460	104,772
Mohegan Tribal Gaming Authority
2016 Term Loan B, 5.80%, (1M LIBOR + 4.00%), 10/30/23 (a)	29,531	28,413
NPC International, Inc.
1st Lien Term Loan, 5.43%, (3M LIBOR + 3.50%), 04/05/24 (a)	49,369	22,784
NVA Holdings, Inc.
Term Loan B3, 6.50%, (3M LIBOR + 1.75%), 01/31/25 (a)	167,458	167,284
PCI Gaming Authority
Term Loan, 4.30%, (1M LIBOR + 2.50%), 05/15/26 (a)	127,632	128,376
Penn National Gaming, Inc.
2018 1st Lien Term Loan B, 4.05%, (1M LIBOR + 2.25%), 08/15/25 (a)	323,208	324,216
Playa Resorts Holding B.V.
2017 Term Loan B, 4.55%, (1M LIBOR + 2.75%), 04/07/24 (a)	176,832	176,168
Prime Security Services Borrower, LLC
2019 Term Loan B1, 4.94%, (1M LIBOR + 3.25%), 12/31/22 (a)	336,469	337,142
ProQuest LLC
2019 Term Loan, 5.30%, (1M LIBOR + 3.50%), 10/16/26 (a)	60,000	60,338
Rodan & Fields, LLC
2018 Term Loan B, 5.74%, (1M LIBOR + 4.00%), 06/07/25 (a)	49,250	28,565
2018 Term Loan B, 7.75%, (3M PRIME + 3.00%), 06/07/25 (a)	125	73
Scientific Games International, Inc.
2018 Term Loan B5, 4.55%, (1M LIBOR + 2.75%), 08/14/24 (a)	230,108	230,493
Serta Simmons Bedding, LLC
1st Lien Term Loan, 5.24%, (1M LIBOR + 3.50%), 10/21/23 (a)	95,927	61,573
1st Lien Term Loan, 5.29%, (1M LIBOR + 3.50%), 10/21/23 (a)	27,300	17,523
ServiceMaster Company
2019 Term Loan D, 3.56%, (1M LIBOR + 1.75%), 10/31/26 (a)	60,000	60,188
Sinclair Television Group Inc.
Term Loan B2, 4.05%, (1M LIBOR + 2.25%), 01/06/24 (a)	298,401	297,530
SIWF Holdings Inc.
1st Lien Term Loan, 6.05%, (1M LIBOR + 4.25%), 05/25/25 (a)	113,312	112,745
Six Flags Theme Parks, Inc.
2019 Term Loan B, 3.55%, (1M LIBOR + 1.75%), 04/09/26 (a)	89,550	89,879
Spin Holdco Inc.
2017 Term Loan B, 5.25%, (3M LIBOR + 3.25%), 11/14/22 (a)	98,237	97,272
SRAM, LLC
2018 Term Loan B, 4.45%, (1M LIBOR + 2.75%), 03/15/24 (a)	108,467	109,145
Staples, Inc.
7 Year Term Loan, 6.69%, (1M LIBOR + 5.00%), 04/05/26 (a)	124,375	122,090
Stars Group Holdings B.V. (The)
2018 USD Incremental Term Loan, 5.44%, (3M LIBOR + 3.50%), 06/29/25 (a)	256,020	258,037
Station Casinos LLC
2016 Term Loan B, 4.30%, (1M LIBOR + 2.50%), 05/24/23 (a)	290,973	292,076
Tenneco, Inc.
2018 Term Loan B, 4.70%, (1M LIBOR + 3.00%), 10/01/25 (a)	106,620	104,065
TI Group Automotive Systems, L.L.C.
Term Loan, 4.30%, (1M LIBOR + 2.50%), 06/25/22 (a)	159,212	159,411
Trader Corporation
2017 Term Loan B, 4.70%, (3M LIBOR + 3.00%), 09/28/23 (a)	85,000	85,213
TruGreen Limited Partnership
2019 Term Loan, 5.55%, (1M LIBOR + 3.75%), 03/19/26 (a)	59,550	60,071
Univision Communications Inc.
Term Loan C5, 4.55%, (1M LIBOR + 2.75%), 03/15/24 (a)	122,313	120,603
WASH Multifamily Laundry Systems, LLC
2015 1st Lien Term Loan, 5.05%, (1M LIBOR + 3.25%), 05/15/22 (a) (c)	25,508	24,934
WideOpenWest Finance LLC
2017 Term Loan B, 5.03%, (1M LIBOR + 3.25%), 08/19/23 (a)	157,752	156,438
William Morris Endeavor Entertainment, LLC
2018 1st Lien Term Loan, 4.55%, (1M LIBOR + 2.75%), 05/11/25 (a)	67,614	67,206
2018 1st Lien Term Loan, 4.68%, (3M LIBOR + 2.75%), 05/11/25 (a)	50,544	50,240
WMG Acquisition Corp.
2018 Term Loan F, 3.92%, (1M LIBOR + 2.13%), 11/01/23 (a)	320,000	321,472
Ziggo Secured Finance Partnership
USD Term Loan E, 0.00%, (1M LIBOR + 2.50%), 05/25/24 (a) (b)	100,000	100,263
		10,457,746
Information Technology 11.9%
Almonde, Inc.
1st Lien Term Loan, 5.70%, (6M LIBOR + 3.50%), 04/26/24 (a)	163,496	162,134
USD 1st Lien Term Loan, 5.70%, (3M LIBOR + 3.50%), 04/26/24 (a)	25,238	25,027
2nd Lien Term Loan, 9.45%, (6M LIBOR + 7.25%), 04/27/25 (a)	50,000	48,768
AppLovin Corporation
2018 Term Loan B, 5.30%, (1M LIBOR + 3.50%), 07/13/26 (a)	299,348	301,034
Avast Software B.V.
2018 USD Term Loan B, 4.19%, (3M LIBOR + 2.25%), 09/30/23 (a)	37,452	37,761
Banff Merger Sub Inc
2018 USD Term Loan B, 6.05%, (1M LIBOR + 4.25%), 06/30/25 (a)	125,552	124,002
Blackhawk Network Holdings, Inc
2018 1st Lien Term Loan, 4.80%, (1M LIBOR + 3.00%), 05/31/25 (a)	113,275	113,157
Brave Parent Holdings, Inc.
1st Lien Term Loan, 5.93%, (3M LIBOR + 4.00%), 04/17/25 (a)	69,272	67,483
Cabot Microelectronics Corporation
2019 Term Loan B1, 3.75%, (1M LIBOR + 2.00%), 11/14/25 (a)	40,325	40,476
CommScope, Inc.
2019 Term Loan B, 5.05%, (1M LIBOR + 3.25%), 02/07/26 (a)	97,057	97,572
Cypress Intermediate Holdings III, Inc.
2017 1st Lien Term Loan, 4.55%, (1M LIBOR + 2.75%), 03/30/24 (a)	167,003	167,211
DCert Buyer, Inc.
2019 Term Loan B, 5.80%, (1M LIBOR + 4.00%), 07/31/26 (a)	81,000	81,182
Dell International LLC
2019 Term Loan B, 3.80%, (1M LIBOR + 2.00%), 09/11/25 (a)	402,459	404,926
Dynatrace LLC
2018 1st Lien Term Loan, 4.55%, (1M LIBOR + 2.75%), 08/08/25 (a)	48,151	48,407
Entegris, Inc.
2018 Term Loan B, 3.80%, (1M LIBOR + 2.00%), 11/05/25 (a)	44,550	44,717
Eta Australia Holdings III Pty Ltd
Term Loan, 5.80%, (1M LIBOR + 4.00%), 03/08/26 (a)	59,700	60,148

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
EVO Payments International LLC
2018 1st Lien Term Loan, 5.05%, (1M LIBOR + 3.25%), 12/22/23 (a)	93,005	93,509
Financial & Risk US Holdings, Inc.
2018 USD Term Loan, 5.05%, (1M LIBOR + 3.25%), 09/12/25 (a)	168,300	169,731
Global Tel*Link Corporation
2018 1st Lien Term Loan, 6.05%, (1M LIBOR + 4.25%), 11/29/25 (a)	147,923	133,945
GlobalLogic Holdings Inc.
2018 Add On 1st Lien Term Loan, 5.05%, (1M LIBOR + 3.25%), 07/27/25 (a)	106,325	106,856
Go Daddy Operating Company, LLC
Term Loan, 3.55%, (1M LIBOR + 1.75%), 02/15/24 (a)	125,805	126,434
II-VI Incorporated
Term Loan B, 5.45%, (3M LIBOR + 3.50%), 06/28/26 (a)	165,834	166,456
Infor (US), Inc.
Term Loan B6, 4.69%, (3M LIBOR + 2.75%), 02/07/22 (a)	81,918	82,240
IRI Holdings, Inc.
2018 1st Lien Term Loan, 6.20%, (1M LIBOR + 4.50%), 11/06/25 (a)	138,252	135,372
MA FinanceCo., LLC
USD Term Loan B3, 4.30%, (1M LIBOR + 2.50%), 04/19/24 (a)	30,907	30,920
McAfee, LLC
2018 USD Term Loan B, 5.45%, (3M LIBOR + 3.75%), 09/30/24 (a)	195,044	195,775
MH Sub I, LLC
2017 1st Lien Term Loan, 5.55%, (1M LIBOR + 3.75%), 08/09/24 (a)	151,245	151,413
MKS Instruments, Inc.
2019 Term Loan B6, 3.55%, (1M LIBOR + 1.75%), 02/01/26 (a)	99,980	100,280
MLN US HoldCo LLC
2018 1st Lien Term Loan, 6.19%, (1M LIBOR + 4.50%), 07/13/25 (a)	128,936	121,522
NaviHealth, Inc.
2018 Term Loan B, 6.74%, (1M LIBOR + 5.00%), 08/01/25 (a)	89,100	88,209
NCR Corporation
2019 Term Loan, 4.30%, (1M LIBOR + 2.50%), 04/12/25 (a)	113,945	115,085
NeuStar, Inc.
2018 Term Loan B4, 5.30%, (1M LIBOR + 3.50%), 08/08/24 (a)	196,482	180,715
ON Semiconductor Corporation
2019 Term Loan B, 3.80%, (1M LIBOR + 2.00%), 09/13/26 (a)	224,437	225,869
PowerSchool
2018 Term Loan B, 4.89%, (3M LIBOR + 3.00%), 06/15/25 (a)	123,750	122,860
PSAV Holdings LLC
2018 1st Lien Term Loan, 4.94%, (1M LIBOR + 3.25%), 02/23/25 (a)	52,226	51,965
2018 1st Lien Term Loan, 5.21%, (3M LIBOR + 3.25%), 02/23/25 (a)	2,662	2,649
2018 1st Lien Term Loan, 5.23%, (3M LIBOR + 3.25%), 02/23/25 (a)	52,472	52,210
Rackspace Hosting, Inc.
2017 Incremental 1st Lien Term Loan, 4.90%, (3M LIBOR + 3.00%), 11/03/23 (a)	85,503	82,855
Radiate Holdco, LLC
1st Lien Term Loan, 4.80%, (1M LIBOR + 3.00%), 12/09/23 (a)	201,826	202,431
Rocket Software, Inc.
2018 Term Loan, 6.05%, (1M LIBOR + 4.25%), 11/20/25 (a)	79,500	77,066
Seattle Spinco, Inc.
USD Term Loan B3, 4.30%, (1M LIBOR + 2.50%), 04/19/24 (a)	208,725	208,813
Severin Acquisition, LLC
2018 Term Loan B, 0.00%, (3M LIBOR + 3.00%), 06/15/25 (a) (b)	75,000	74,461
Sirius Computer Solutions, Inc.
2019 Term Loan B, 6.05%, (1M LIBOR + 4.25%), 05/22/26 (a)	129,350	129,847
Sophia, L.P.
2017 Term Loan B, 5.19%, (3M LIBOR + 3.25%), 09/30/22 (a)	174,184	174,496
SS&C Technologies Holdings Europe S.A.R.L.
2018 Term Loan B4, 4.05%, (1M LIBOR + 2.25%), 02/27/25 (a)	81,519	82,044
SS&C Technologies Inc.
2018 Term Loan B3, 4.05%, (1M LIBOR + 2.25%), 02/27/25 (a)	117,573	118,330
SurveyMonkey Inc.
2018 Term Loan B, 5.38%, (3M LIBOR + 3.75%), 10/10/25 (a) (c)	72,964	72,964
TriTech Software Systems
2018 Term Loan B, 5.55%, (1M LIBOR + 3.75%), 08/16/25 (a)	89,325	84,763
Verifone Systems, Inc.
2018 1st Lien Term Loan, 5.90%, (3M LIBOR + 4.00%), 08/09/25 (a)	203,074	199,992
Vertafore, Inc.
2018 1st Lien Term Loan, 5.05%, (1M LIBOR + 3.25%), 06/04/25 (a)	55,688	54,979
Western Digital Corporation
2018 Term Loan B4, 3.45%, (3M LIBOR + 1.75%), 04/29/23 (a)	222,688	223,569
WEX Inc.
Term Loan B3, 4.05%, (1M LIBOR + 2.25%), 05/17/26 (a)	297,488	299,100
		6,363,730
Financials 11.3%
Acrisure, LLC
2017 Term Loan B, 6.19%, (3M LIBOR + 4.25%), 11/22/23 (a)	240,877	241,178
Advisor Group, Inc.
2019 Term Loan B, 6.80%, (1M LIBOR + 5.00%), 07/31/26 (a)	100,000	99,063
AlixPartners, LLP
2017 Term Loan B, 4.55%, (1M LIBOR + 2.75%), 03/28/24 (a)	101,087	101,562
Alliant Holdings Intermediate, LLC
2018 Term Loan B, 0.00%, (1M LIBOR + 3.00%), 05/07/25 (a) (b)	80,000	79,955
2018 Term Loan B, 4.80%, (1M LIBOR + 3.00%), 05/07/25 (a)	118,351	118,285
Allied Universal Holdco LLC
2019 Term Loan B, 6.05%, (1M LIBOR + 4.25%), 06/18/26 (a)	95,541	96,018
AmWINS Group, Inc.
2017 Term Loan B, 4.46%, (1M LIBOR + 2.75%), 01/19/24 (a)	30,510	30,724
2017 Term Loan B, 4.55%, (1M LIBOR + 2.75%), 01/19/24 (a)	127,816	128,711
Aretec Group, Inc.
2018 Term Loan, 6.05%, (1M LIBOR + 4.25%), 08/15/25 (a)	122,959	121,192
AssuredPartners, Inc.
2017 1st Lien Add-On Term Loan, 5.30%, (1M LIBOR + 3.50%), 10/22/24 (a)	221,171	221,668
Asurion LLC
2017 Term Loan B4, 4.80%, (1M LIBOR + 3.00%), 08/04/22 (a)	160,786	161,624
BCP Renaissance Parent LLC
2017 Term Loan B, 5.35%, (3M LIBOR + 3.50%), 09/20/24 (a)	57,854	51,128
Belron Finance US LLC
2018 Term Loan B, 4.15%, (3M LIBOR + 2.25%), 11/19/25 (a)	94,288	94,641
Blackstone CQP Holdco LP
Term Loan B, 5.41%, (3M LIBOR + 3.50%), 05/29/24 (a)	79,201	79,511
Canyon Valor Companies, Inc.
USD 2017 Term Loan B1, 4.55%, (1M LIBOR + 2.75%), 06/30/23 (a)	122,691	122,844

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
Crown Finance US, Inc.
Term Loan, 4.05%, (1M LIBOR + 2.25%), 02/05/25 (a)	246,411	246,074
Deerfield Dakota Holding, LLC
2018 Term Loan B, 5.05%, (1M LIBOR + 3.25%), 12/04/24 (a)	128,321	127,770
Edelman Financial Center, LLC
2018 1st Lien Term Loan, 0.00%, (1M LIBOR + 3.25%), 06/26/25 (a) (b)	100,000	100,479
2018 1st Lien Term Loan, 5.04%, (1M LIBOR + 3.25%), 06/26/25 (a)	191,323	192,240
Encapsys, LLC
1st Lien Term Loan, 5.30%, (1M LIBOR + 3.50%), 10/27/24 (a)	108,028	108,636
Garrett LX III S.a r.l.
2018 USD Term Loan B, 4.45%, (3M LIBOR + 2.50%), 09/22/25 (a)	123,810	123,269
Hub International Limited
2018 Term Loan B, 4.69%, (3M LIBOR + 2.75%), 04/25/25 (a)	142,902	142,713
INEOS Enterprises Holdings US Finco LLC
USD Term Loan B, 5.91%, (3M LIBOR + 4.00%), 07/29/26 (a)	136,651	136,935
Ineos US Finance LLC
2017 USD Term Loan B, 3.80%, (1M LIBOR + 2.00%), 03/31/24 (a)	316,509	316,294
ION Trading Technologies S.a.r.l.
USD Incremental Term Loan B, 6.06%, (3M LIBOR + 4.00%), 11/21/24 (a)	125,578	120,241
iStar, Inc.
2016 Term Loan B, 4.45%, (1M LIBOR + 2.75%), 06/30/20 (a)	159,517	160,315
2016 Term Loan B, 4.51%, (1M LIBOR + 2.75%), 06/30/20 (a)	88,096	88,537
Jane Street Group, LLC
2018 Term Loan B, 4.80%, (1M LIBOR + 3.00%), 08/25/22 (a)	300,783	300,031
Kestrel Bidco Inc.
Term Loan B, 0.00%, (1M LIBOR + 3.00%), 07/31/26 (a) (b)	60,000	60,482
LPL Holdings, Inc.
2019 Term Loan B1, 3.54%, (3M LIBOR + 1.75%), 11/07/26 (a)	121,876	122,333
NAB Holdings LLC
Term Loan, 4.94%, (3M LIBOR + 3.00%), 01/15/25 (a)	98,895	98,895
NFP Corp.
Term Loan B, 4.80%, (1M LIBOR + 3.00%), 01/06/24 (a)	187,366	186,430
Nuvei Technologies Corp.
USD Term Loan, 6.80%, (3M LIBOR + 5.00%), 07/22/20 (a)	63,186	63,502
PMHC II, Inc.
2018 1st Lien Term Loan, 5.44%, (3M LIBOR + 3.50%), 03/20/25 (a)	60,620	53,648
Sedgwick Claims Management Services, Inc.
2018 Term Loan B, 5.05%, (1M LIBOR + 3.25%), 11/06/25 (a)	207,900	207,836
SolarWinds Holdings, Inc.
2018 Term Loan B, 4.55%, (1M LIBOR + 2.75%), 02/06/24 (a)	196,865	198,007
Solera, LLC
USD Term Loan B, 4.55%, (1M LIBOR + 2.75%), 03/03/23 (a)	167,391	167,549
Telenet Financing USD LLC
USD Term Loan AN, 3.99%, (1M LIBOR + 2.25%), 08/31/26 (a)	320,000	321,533
TKC Holdings, Inc.
2017 1st Lien Term Loan, 5.55%, (1M LIBOR + 3.75%), 02/08/23 (a)	95,598	88,216
Trans Union, LLC
2019 Term Loan B5, 3.55%, (1M LIBOR + 1.75%), 11/13/26 (a)	135,459	135,921
Travelport Finance (Luxembourg) S.a.r.l.
2019 Term Loan, 6.94%, (3M LIBOR + 5.00%), 03/18/26 (a)	89,775	83,670
UFC Holdings, LLC
2019 Term Loan, 5.50%, (1M LIBOR + 3.25%), 04/25/26 (a)	127,137	127,878
VFH Parent LLC
2019 Term Loan B, 5.20%, (1M LIBOR + 3.50%), 03/02/26 (a)	141,329	141,753
Victory Capital Holdings, Inc.
2019 Term Loan B, 5.35%, (3M LIBOR + 3.25%), 07/01/26 (a)	77,891	78,378
		6,047,669
Industrials 11.0%
1199169 B.C. Unlimited Liability Company
2019 Term Loan B2, 5.94%, (3M LIBOR + 4.00%), 01/25/26 (a)	24,066	24,212
Advanced Disposal Services Inc.
Term Loan B3, 0.00%, (3M LIBOR + 2.25%), 11/10/23 (a) (b)	130,000	130,390
Term Loan B3, 3.85%, (3M LIBOR + 2.25%), 11/10/23 (a)	173,577	174,098
AI Mistral Holdco Limited
2017 Term Loan B, 4.80%, (1M LIBOR + 3.00%), 01/26/24 (a)	113,253	96,124
Allegiant Travel Company
Term Loan B, 6.39%, (3M LIBOR + 4.50%), 01/29/24 (a)	89,325	89,883
Altran Technologies
2018 USD Term Loan B, 4.26%, (1M LIBOR + 2.50%), 01/31/25 (a)	59,098	59,098
2018 USD Term Loan B, 4.44%, (3M LIBOR + 2.50%), 01/31/25 (a)	150	150
American Airlines, Inc.
Repriced Term Loan B, 3.80%, (3M LIBOR + 2.00%), 04/28/23 (a)	232,602	233,051
APi Group DE, Inc.
Term Loan B, 4.30%, (1M LIBOR + 2.50%), 09/25/26 (a)	15,000	15,106
Avolon TLB Borrower 1 (US) LLC
Term Loan B3, 3.51%, (1M LIBOR + 1.75%), 01/15/25 (a)	107,519	108,146
Beacon Roofing Supply, Inc.
2017 Term Loan B, 4.05%, (1M LIBOR + 2.25%), 01/02/25 (a)	59,545	59,769
Brand Energy & Infrastructure Services, Inc.
Term Loan, 6.29%, (3M LIBOR + 4.25%), 06/16/24 (a)	50,428	50,239
2017 Term Loan, 6.18%, (3M LIBOR + 4.25%), 06/17/24 (a)	24,934	24,841
Term Loan, 6.18%, (3M LIBOR + 4.25%), 06/17/24 (a)	31,947	31,827
BrightView Landscapes, LLC
2018 1st Lien Term Loan B, 4.31%, (1M LIBOR + 2.50%), 08/09/25 (a)	56,513	56,866
2018 1st Lien Term Loan B, 4.25%, (3M LIBOR + 2.50%), 08/15/25 (a)	68,582	69,011
Brookfield WEC Holdings Inc.
2018 1st Lien Term Loan, 5.30%, (1M LIBOR + 3.50%), 07/26/25 (a)	222,750	224,107
Builders FirstSource, Inc.
2017 Term Loan B, 4.80%, (1M LIBOR + 3.00%), 02/29/24 (a)	11,290	11,312
Camelot U.S. Acquisition 1 Co.
Term Loan B, 5.05%, (1M LIBOR + 3.25%), 10/31/26 (a)	19,853	19,962
Core & Main LP
2017 Term Loan B, 4.44%, (1M LIBOR + 2.75%), 08/01/24 (a)	27,163	27,152
Cortes NP Acquisition Corporation
2017 Term Loan B, 5.93%, (3M LIBOR + 4.00%), 11/30/23 (a)	250,000	249,152
DG Investment Intermediate Holdings 2, Inc.
2018 1st Lien Term Loan, 4.80%, (1M LIBOR + 3.00%), 01/31/25 (a)	98,291	97,800
Dynasty Acquisition Co., Inc.
2019 Term Loan B1, 5.94%, (3M LIBOR + 4.00%), 01/25/26 (a)	44,762	45,035
Electrical Components International, Inc.
2018 1st Lien Term Loan, 6.19%, (3M LIBOR + 4.25%), 06/22/25 (a) (c)	81,411	74,898

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
Element Materials Technology Group US Holdings Inc.
2017 USD Term Loan B, 5.45%, (3M LIBOR + 3.50%), 06/28/24 - 06/29/24 (a)	78,794	78,203
Engineered Machinery Holdings, Inc.
USD 1st Lien Term Loan, 4.94%, (3M LIBOR + 3.00%), 07/25/24 (a)	103,867	102,569
EWT Holdings III Corp.
Term Loan, 4.80%, (1M LIBOR + 3.00%), 12/13/24 (a)	123,712	124,176
Filtration Group Corporation
2018 1st Lien Term Loan, 4.80%, (1M LIBOR + 3.00%), 03/27/25 (a)	60,188	60,372
Gardner Denver, Inc.
2017 USD Term Loan B, 4.55%, (1M LIBOR + 2.75%), 07/30/24 (a)	123,285	124,001
Gates Global LLC
2017 USD Repriced Term Loan B, 4.55%, (1M LIBOR + 2.75%), 04/01/24 (a)	295,705	295,705
Genesee & Wyoming Inc.
Term Loan, 0.00%, (3M LIBOR + 2.00%), 11/05/26 (a) (b)	54,000	54,463
GFL Environmental Inc.
2018 USD Term Loan B, 4.80%, (1M LIBOR + 3.00%), 05/11/25 (a)	167,496	167,615
Hamilton Holdco, LLC
2018 Term Loan B, 3.95%, (3M LIBOR + 2.00%), 06/01/25 (a)	327,787	328,607
Harbor Freight Tools USA, Inc.
2018 Term Loan B, 4.30%, (1M LIBOR + 2.50%), 08/16/23 (a)	103,396	102,916
Hillman Group Inc. (The)
2018 Term Loan B, 0.00%, (1M LIBOR + 4.00%), 05/16/25 (a) (b)	80,000	78,560
2018 Term Loan B, 5.80%, (1M LIBOR + 4.00%), 05/16/25 (a)	118,200	116,072
IBC Capital Limited
2018 1st Lien Term Loan, 5.65%, (3M LIBOR + 3.75%), 09/11/23 (a)	106,339	106,206
Janus International Group, LLC
2018 1st Lien Term Loan, 5.55%, (1M LIBOR + 3.75%), 02/07/25 (a)	91,509	90,594
L&W, Inc.
2018 Term Loan B, 8.17%, (1M LIBOR + 6.38%), 05/18/25 (a) (c)	98,500	97,515
MX Holdings US, Inc.
2018 USD Term Loan B1C, 4.55%, (1M LIBOR + 2.75%), 06/18/25 (a)	73,874	74,128
Navistar International Corporation
2017 1st Lien Term Loan B, 5.24%, (1M LIBOR + 3.50%), 11/01/24 (a)	229,342	228,385
Panther BF Aggregator 2 LP
USD Term Loan B, 5.30%, (3M LIBOR + 3.50%), 03/13/26 (a)	124,510	124,744
Pelican Products, Inc.
2018 1st Lien Term Loan, 5.24%, (1M LIBOR + 3.50%), 04/18/25 (a) (c)	98,500	90,128
PODS, LLC
2018 1st Lien Term Loan, 4.49%, (1M LIBOR + 2.75%), 11/21/24 (a)	128,089	128,609
Rexnord LLC
2019 Term Loan B, 3.54%, (1M LIBOR + 1.75%), 08/21/24 (a)	120,690	121,188
Robertshaw US Holding Corp
2018 1st Lien Term Loan, 5.06%, (1M LIBOR + 3.25%), 02/14/25 (a) (c)	98,250	88,916
Sabre Industries, Inc.
2019 Term Loan B, 6.04%, (1M LIBOR + 4.25%), 04/09/26 (a)	94,525	95,057
Spectrum Holdings III Corp.
1st Lien Term Loan, 5.05%, (1M LIBOR + 3.25%), 01/26/25 (a)	89,408	82,478
Tempo Acquisition LLC
Term Loan, 4.55%, (1M LIBOR + 2.75%), 04/20/24 (a)	192,780	193,785
Terrapure Environmental Ltd.
1st Lien Term Loan, 0.00%, (3M LIBOR + 5.00%), 11/25/26 (a) (b) (c)	36,000	36,000
TransDigm, Inc.
2018 Term Loan G, 4.30%, (1M LIBOR + 2.50%), 08/22/24 (a)	196,491	196,955
2018 Term Loan E, 4.30%, (1M LIBOR + 2.50%), 05/14/25 (a)	118,195	118,451
USI, Inc.
Term Loan, 4.94%, (3M LIBOR + 3.00%), 05/16/24 (a)	97,743	97,645
USIC Holdings, Inc.
2017 Term Loan B, 5.05%, (1M LIBOR + 3.25%), 12/09/23 (a)	88,409	88,022
VC GB Holdings, Inc.
2017 1st Lien Term Loan, 4.80%, (1M LIBOR + 3.00%), 02/28/24 (a)	59,125	58,534
Ventia Deco LLC
2016 Term Loan B, 5.44%, (3M LIBOR + 3.50%), 05/21/22 (a)	47,263	47,440
XPO Logistics, Inc.
2019 Term Loan B1, 4.24%, (1M LIBOR + 2.50%), 02/24/25 (a)	95,000	95,582
		5,865,850
Health Care 9.6%
Accelerated Health Systems, LLC
Term Loan B, 5.24%, (1M LIBOR + 3.50%), 11/02/25 (a)	109,348	109,553
ADMI Corp.
2018 Term Loan B, 4.55%, (1M LIBOR + 2.75%), 04/06/24 (a)	148,271	148,364
Agiliti Health, Inc
Term Loan, 4.75%, (1M LIBOR + 3.00%), 10/18/25 (a)	62,528	62,840
Air Methods Corporation
2017 Term Loan B, 5.44%, (3M LIBOR + 3.50%), 04/12/24 (a)	34,700	30,275
Aldevron, L.L.C.
2019 Term Loan B, 6.19%, (3M LIBOR + 4.25%), 09/20/26 (a)	100,000	101,000
Alliance Healthcare Services, Inc.
2017 Term Loan B, 6.30%, (1M LIBOR + 4.50%), 10/20/23 (a) (c)	124,277	114,335
Alphabet Holding Company, Inc.
2017 1st Lien Term Loan, 5.30%, (1M LIBOR + 3.50%), 08/15/24 (a)	64,018	61,617
Amneal Pharmaceuticals LLC
2018 Term Loan B, 5.31%, (1M LIBOR + 3.50%), 03/26/25 (a)	90,911	81,411
Athenahealth, Inc.
2019 Term Loan B, 6.40%, (3M LIBOR + 4.50%), 01/25/26 (a)	89,325	89,660
ATI Holdings Acquisition, Inc.
Term Loan, 5.30%, (1M LIBOR + 3.50%), 05/10/23 (a)	107,685	107,057
Auris Luxembourg III S.a.r.l.
2019 USD Term Loan B2, 5.55%, (1M LIBOR + 3.75%), 07/23/25 (a)	69,276	69,565
Change Healthcare Holdings LLC
2017 Term Loan B, 4.30%, (1M LIBOR + 2.50%), 02/02/24 - 02/03/24 (a)	178,529	179,004
CHG Healthcare Services, Inc
2017 1st Lien Term Loan B, 4.80%, (1M LIBOR + 3.00%), 06/07/23 (a)	167,543	168,538
Da Vinci Purchaser Corp.
2019 Term Loan, 0.00%, (3M LIBOR + 4.00%), 12/10/26 (a) (b)	113,000	113,000
DaVita, Inc.
2019 Term Loan B, 4.05%, (1M LIBOR + 2.25%), 07/30/26 (a)	89,775	90,400
Endo Luxembourg Finance Company I S.a r.l.
2017 Term Loan B, 6.06%, (1M LIBOR + 4.25%), 04/12/24 (a)	152,403	145,545
Envision Healthcare Corporation
2018 1st Lien Term Loan, 0.00%, (1M LIBOR + 3.75%), 09/27/25 (a) (b)	90,000	76,545
2018 1st Lien Term Loan, 5.55%, (1M LIBOR + 3.75%), 09/27/25 (a)	13,279	11,294

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
ExamWorks Group, Inc.
Term Loan, 5.05%, (1M LIBOR + 3.25%), 07/27/23 (a)	167,423	168,312
Gentiva Health Services, Inc.
2018 1st Lien Term Loan, 5.56%, (1M LIBOR + 3.75%), 06/20/25 (a)	139,663	140,274
GHX Ultimate Parent Corporation
2017 1st Lien Term Loan, 5.21%, (3M LIBOR + 3.25%), 06/24/24 (a)	127,708	127,389
Global Medical Response, Inc.
2018 Term Loan B1, 5.04%, (1M LIBOR + 3.25%), 04/28/22 (a)	102,511	100,188
Grifols Worldwide Operations USA, Inc.
USD 2019 Term Loan B, 3.74%, (1M LIBOR + 2.00%), 11/15/27 (a)	117,000	117,914
Jaguar Holding Company II
Term Loan, 4.30%, (1M LIBOR + 2.50%), 08/18/22 (a)	126,592	127,182
Kindred Healthcare LLC
2018 1st Lien Term Loan, 6.79%, (1M LIBOR + 5.00%), 06/21/25 (a)	93,813	94,282
MPH Acquisition Holdings LLC
2016 Term Loan B, 4.69%, (3M LIBOR + 2.75%), 06/07/23 (a)	94,916	93,441
National Mentor Holdings, Inc.
2019 Term Loan B, 5.80%, (1M LIBOR + 4.00%), 03/09/26 (a)	114,838	115,642
2019 Term Loan C, 5.80%, (1M LIBOR + 4.00%), 03/09/26 (a)	7,187	7,237
Ortho-Clinical Diagnostics SA
2018 Term Loan B, 0.00%, (3M LIBOR + 3.25%), 05/31/25 (a) (b)	70,000	69,110
2018 Term Loan B, 5.31%, (3M LIBOR + 3.25%), 06/01/25 (a)	127,445	125,825
Parexel International Corporation
Term Loan B, 4.55%, (3M LIBOR + 2.75%), 08/06/24 (a)	87,703	85,917
Phoenix Guarantor Inc
Term Loan B, 6.21%, (1M LIBOR + 4.50%), 02/12/26 (a)	136,879	137,496
Prestige Brands, Inc.
Term Loan B4, 3.80%, (1M LIBOR + 2.00%), 01/20/24 (a)	120,124	120,815
Radiology Partners Holdings, LLC
2018 1st Lien Term Loan B, 6.62%, (1Y LIBOR + 4.75%), 06/28/25 (a)	62,670	62,775
2018 1st Lien Term Loan B, 6.71%, (6M LIBOR + 4.75%), 06/28/25 (a)	53,733	53,823
RadNet, Inc.
Reprice Term Loan, 5.51%, (3M LIBOR + 3.50%), 06/30/23 (a)	68,215	68,528
RegionalCare Hospital Partners Holdings, Inc.
2018 Term Loan B, 6.30%, (1M LIBOR + 4.50%), 11/09/25 (a)	165,747	166,949
Select Medical Corporation
2017 Term Loan B, 4.58%, (3M LIBOR + 2.50%), 03/06/25 (a)	164,786	164,992
Sound Inpatient Physicians
2018 1st Lien Term Loan, 4.55%, (1M LIBOR + 2.75%), 06/19/25 (a)	135,416	136,093
Surgery Center Holdings, Inc.
2017 Term Loan B, 5.05%, (1M LIBOR + 3.25%), 06/18/24 (a)	77,468	77,016
Team Health Holdings, Inc.
1st Lien Term Loan, 4.55%, (1M LIBOR + 2.75%), 01/12/24 (a)	97,125	78,337
Tivity Health Inc
Term Loan A, 6.05%, (1M LIBOR + 4.25%), 03/08/24 (a)	24,750	24,750
Term Loan B, 7.05%, (1M LIBOR + 5.25%), 03/08/26 (a)	28,419	28,419
U.S. Anesthesia Partners, Inc.
Term Loan, 4.80%, (1M LIBOR + 3.00%), 06/16/24 (a)	102,582	102,197
U.S. Renal Care, Inc.
2019 Term Loan B, 0.00%, (1M LIBOR + 5.00%), 06/11/26 (a) (b)	70,000	69,300
2019 Term Loan B, 6.81%, (1M LIBOR + 5.00%), 06/12/26 (a)	59,850	59,252
Upstream Rehabilition, Inc.
2019 Term Loan, 6.30%, (1M LIBOR + 4.50%), 10/21/26 (a) (c)	60,000	60,300
Valeant Pharmaceuticals International, Inc.
2018 Term Loan B, 4.74%, (1M LIBOR + 3.00%), 05/19/25 (a)	219,238	220,334
Verscend Holding Corp.
2018 Term Loan B, 6.30%, (1M LIBOR + 4.50%), 08/08/25 (a)	187,625	188,719
Vizient, Inc.
2019 Term Loan B5, 4.55%, (1M LIBOR + 2.75%), 04/17/26 (a)	39,700	39,812
Wellpath Holdings, Inc.
2018 1st Lien Term Loan, 7.30%, (1M LIBOR + 5.50%), 09/25/25 (a) (c)	61,750	60,206
2018 1st Lien Term Loan, 7.43%, (3M LIBOR + 5.50%), 09/25/25 (a) (c)	37,250	36,319
Zelis Healthcare Corporation
Term Loan B, 6.55%, (1M LIBOR + 4.75%), 09/26/26 (a)	60,000	60,250
		5,149,398
Communication Services 9.5%
Altice Financing SA
2017 USD Term Loan B, 4.49%, (1M LIBOR + 2.75%), 07/31/25 (a)	103,671	103,256
Altice France S.A.
2018 Term Loan B13, 5.74%, (1M LIBOR + 4.00%), 07/13/26 (a)	227,700	227,889
AMC Entertainment Holdings, Inc.
2019 Term Loan B, 4.80%, (1M LIBOR + 3.00%), 04/22/26 (a)	167,016	168,179
Ancestry.com Operations Inc.
2019 Extended Term Loan B, 5.96%, (1M LIBOR + 4.25%), 08/15/26 (a)	101,892	99,918
CenturyLink, Inc.
2017 Term Loan B, 4.55%, (1M LIBOR + 2.75%), 01/15/25 (a)	217,460	218,221
Charter Communications Operating, LLC
2019 Term Loan B1, 3.55%, (1M LIBOR + 1.75%), 04/30/25 (a)	310,330	312,319
Cincinnati Bell, Inc.
Term Loan, 5.05%, (1M LIBOR + 3.25%), 10/02/24 (a)	98,750	99,183
Cogeco Communications (USA) II L.P.
2017 1st Lien Term Loan, 4.05%, (1M LIBOR + 2.25%), 08/11/24 (a)	321,558	322,442
Connect Finco SARL
Term Loan B, 0.00%, (3M LIBOR + 4.50%), 09/23/26 (a) (b)	45,000	45,183
Consolidated Communications, Inc.
2016 Term Loan B, 4.80%, (1M LIBOR + 3.00%), 09/29/23 (a)	172,282	162,734
CSC Holdings, LLC
2019 Term Loan B5, 4.24%, (1M LIBOR + 2.50%), 04/15/27 (a)	247,500	248,324
Diamond Sports Group LLC
Term Loan, 5.03%, (1M LIBOR + 3.25%), 08/24/26 (a)	54,863	54,748
Entercom Media Corp.
2019 Term Loan, 4.30%, (3M LIBOR + 2.50%), 11/18/24 (a)	124,192	124,968
GoodRx, Inc.
1st Lien Term Loan, 4.55%, (3M LIBOR + 2.75%), 10/10/25 (a)	11,814	11,868
1st Lien Term Loan, 4.55%, (1M LIBOR + 2.75%), 10/10/25 (a)	41,238	41,427
Gray Television, Inc.
2018 Term Loan C, 4.20%, (1M LIBOR + 2.50%), 10/30/25 (a)	277,460	279,022
Hargray Communications Group, Inc.
2017 Term Loan B, 4.80%, (1M LIBOR + 3.00%), 03/23/24 (a)	109,160	109,433
iHeartCommunications, Inc.
Exit Term Loan, 5.69%, (1M LIBOR + 4.00%), 05/04/26 (a)	12,733	12,823

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
Intelsat Jackson Holdings S.A.
2017 Term Loan B3, 5.68%, (6M LIBOR + 3.75%), 11/27/23 (a)	105,000	105,093
Iridium Satellite LLC
Term Loan, 5.54%, (1M LIBOR + 3.75%), 10/08/27 (a)	12,000	12,143
Level 3 Financing Inc.
2019 Term Loan B, 3.55%, (1M LIBOR + 1.75%), 03/01/27 (a)	229,383	230,101
Maxar Technologies Ltd.
Term Loan B, 4.85%, (3M LIBOR + 2.75%), 07/07/24 (a)	142,148	135,751
MTN Infrastructure TopCo Inc
1st Lien Term Loan B, 4.80%, (1M LIBOR + 3.00%), 10/27/24 (a)	153,330	153,176
1st Lien Term Loan B, 0.00%, (1M LIBOR + 3.00%), 11/17/24 (a) (b)	50,000	49,950
NASCAR Holdings, Inc
Term Loan B, 4.49%, (3M LIBOR + 2.75%), 07/26/26 (a)	7,093	7,167
Nexstar Broadcasting, Inc.
2019 Term Loan B4, 4.45%, (1M LIBOR + 2.75%), 07/15/26 (a)	191,741	192,635
SBA Senior Finance II LLC
2018 Term Loan B, 0.00%, (1M LIBOR + 1.75%), 03/26/25 (a) (b)	100,000	100,292
2018 Term Loan B, 3.55%, (1M LIBOR + 1.75%), 03/26/25 (a)	238,349	239,045
Securus Technologies Holdings, Inc.
2017 1st Lien Term Loan, 6.30%, (1M LIBOR + 4.50%), 06/20/24 (a)	99,528	73,319
Sprint Communications, Inc.
1st Lien Term Loan B, 4.31%, (1M LIBOR + 2.50%), 02/01/24 (a)	333,990	330,733
2018 Term Loan B, 4.81%, (1M LIBOR + 3.00%), 02/05/24 (a)	69,300	68,954
Telesat Canada
Term Loan B5, 4.63%, (3M LIBOR + 2.75%), 11/22/26 (a)	78,000	78,228
Terrier Media Buyer, Inc.
Term Loan B, 0.00%, (3M LIBOR + 4.25%), 10/04/26 (a) (b)	107,000	108,004
Vestcom Parent Holdings, Inc.
2016 1st Lien Term Loan, 5.80%, (1M LIBOR + 4.00%), 12/15/23 (a) (c)	73,395	69,359
2016 1st Lien Term Loan, 7.75%, (3M PRIME + 3.00%), 12/16/23 (a) (c)	13	12
Virgin Media Bristol LLC
USD Term Loan N, 4.24%, (1M LIBOR + 2.50%), 10/03/27 (a)	210,000	211,182
Windstream Holdings Inc.
DIP Term Loan, 4.30%, (1M LIBOR + 2.50%), 03/08/21 (a)	55,000	54,914
Ziggo Secured Finance Partnership
USD Term Loan E, 4.24%, (1M LIBOR + 2.50%), 04/15/25 (a)	200,000	200,526
		5,062,521
Materials 9.2%
American Builders & Contractors Supply Co., Inc.
2019 Term Loan, 3.80%, (1M LIBOR + 2.00%), 01/15/27 (a)	119,700	120,224
Avantor, Inc.
2017 1st Lien Term Loan, 4.80%, (1M LIBOR + 3.00%), 09/22/24 (a)	69,547	70,127
Ball Metalpack, LLC
2018 1st Lien Term Loan B, 6.41%, (3M LIBOR + 4.50%), 07/25/25 (a)	98,500	86,434
Berry Global, Inc.
Term Loan W, 3.72%, (1M LIBOR + 2.00%), 10/01/22 (a)	62,850	63,024
USD Term Loan U, 4.22%, (3M LIBOR + 2.50%), 07/01/26 (a)	53,823	53,913
BWAY Holding Company
2017 Term Loan B, 5.23%, (3M LIBOR + 3.25%), 04/03/24 (a)	240,229	239,179
Charter NEX US, Inc.
Incremental Term Loan, 5.30%, (1M LIBOR + 3.50%), 05/16/24 (a)	138,968	139,663
Composite Resins Holding B.V.
2018 Term Loan B, 6.14%, (3M LIBOR + 4.25%), 06/27/25 (a)	113,773	114,056
Consolidated Container Company LLC
2017 1st Lien Term Loan, 4.55%, (1M LIBOR + 2.75%), 05/10/24 (a)	107,977	108,067
2017 1st Lien Term Loan, 4.54%, (1M LIBOR + 2.75%), 05/22/24 (a)	19,742	19,758
Element Solutions Inc.
2019 Term Loan B1, 3.80%, (1M LIBOR + 2.00%), 01/31/26 (a)	128,951	129,475
Ferro Corporation
2018 USD Term Loan B1, 4.19%, (3M LIBOR + 2.25%), 02/14/24 (a)	109,292	109,019
2018 USD Term Loan B2, 4.19%, (3M LIBOR + 2.25%), 02/14/24 (a)	47,590	47,483
2018 USD Term Loan B3, 4.19%, (3M LIBOR + 2.25%), 02/14/24 (a)	46,578	46,473
Flex Acquisition Company, Inc.
1st Lien Term Loan, 5.10%, (3M LIBOR + 3.00%), 12/15/23 (a)	166,674	165,078
1st Lien Term Loan, 4.69%, (1M LIBOR + 3.00%), 12/29/23 (a)	3,052	3,023
Gemini HDPE LLC
Term Loan B, 4.43%, (3M LIBOR + 2.50%), 08/04/24 (a)	43,441	43,495
GYP Holdings III Corp.
2018 Term Loan B, 4.55%, (1M LIBOR + 2.75%), 05/15/25 (a)	121,777	121,891
Hexion Inc
USD Exit Term Loan, 5.60%, (3M LIBOR + 3.50%), 06/27/26 (a)	125,954	126,427
Klockner-Pentaplast of America, Inc.
USD 2017 Term Loan B2, 6.18%, (1M LIBOR + 4.25%), 06/30/22 (a)	196,482	176,441
LTI Holdings, Inc.
2018 Add On 1st Lien Term Loan, 5.30%, (1M LIBOR + 3.50%), 08/15/25 (a)	118,500	106,100
Messer Industries GmbH
2018 USD Term Loan, 4.44%, (3M LIBOR + 2.50%), 10/10/25 (a)	319,340	320,847
Momentive Performance Materials Inc.
Term Loan B, 5.05%, (1M LIBOR + 3.25%), 04/18/24 (a)	75,620	75,100
Onex TSG Intermediate Corp.
1st Lien Term Loan, 5.80%, (1M LIBOR + 4.00%), 07/31/22 (a)	50,000	46,150
Perstorp Holding AB
USD Term Loan B, 6.69%, (3M LIBOR + 4.75%), 04/03/26 (a) (c)	94,287	89,102
Plaze, Inc.
2019 Term Loan B, 5.19%, (1M LIBOR + 3.50%), 08/01/26 (a)	130,000	129,838
PMHC II, Inc.
2018 1st Lien Term Loan, 5.44%, (3M LIBOR + 3.50%), 03/20/25 (a)	28,326	25,068
Polar US Borrower, LLC
2018 1st Lien Term Loan, 6.69%, (3M LIBOR + 4.75%), 08/21/25 (a)	3,531	3,505
2018 1st Lien Term Loan, 6.79%, (3M LIBOR + 4.75%), 08/21/25 (a)	174,669	173,358
Polymer Additives, Inc.
2018 1st Lien Term Loan, 7.80%, (1M LIBOR + 6.00%), 07/25/25 (a) (c)	99,000	77,220
PQ Corporation
2018 Term Loan B, 4.43%, (3M LIBOR + 2.50%), 02/08/25 (a)	152,007	152,766
Pro Mach Group, Inc.
2018 Term Loan B, 4.54%, (1M LIBOR + 2.75%), 03/07/25 (a)	128,050	126,690
Proampac PG Borrower LLC
2016 1st Lien Term Loan, 5.34%, (3M LIBOR + 3.50%), 11/18/23 (a)	75,281	74,011
2016 1st Lien Term Loan, 5.40%, (3M LIBOR + 3.50%), 11/18/23 (a)	96,449	94,822
2016 1st Lien Term Loan, 5.44%, (3M LIBOR + 3.50%), 11/18/23 (a)	34,116	33,540

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
2016 1st Lien Term Loan, 7.25%, (3M LIBOR + 3.50%), 11/18/23 (a)	532	523
Quikrete Holdings, Inc.
2016 1st Lien Term Loan, 4.55%, (1M LIBOR + 2.75%), 11/03/23 (a)	205,000	205,695
Reynolds Group Holdings Inc.
Term Loan, 4.55%, (1M LIBOR + 2.75%), 02/05/23 (a)	130,111	130,417
Solenis Holdings LLC
2018 1st Lien Term Loan, 5.91%, (3M LIBOR + 4.00%), 06/26/25 (a)	101,103	99,839
2018 1st Lien Term Loan, 5.70%, (3M LIBOR + 4.00%), 12/18/25 (a)	257	254
Starfruit Finco B.V
2018 USD Term Loan B, 4.96%, (1M LIBOR + 3.25%), 09/20/25 (a)	185,694	185,540
TricorBraun Holdings, Inc.
2016 1st Lien Term Loan, 5.68%, (3M LIBOR + 3.75%), 11/29/23 (a)	17,462	17,261
2016 1st Lien Term Loan, 5.85%, (3M LIBOR + 3.75%), 11/29/23 (a)	195,235	192,989
Trident TPI Holdings, Inc.
2017 USD Term Loan B1, 4.80%, (1M LIBOR + 3.00%), 10/05/24 (a)	49,123	47,631
Tronox Finance LLC
Term Loan B, 4.55%, (1M LIBOR + 2.75%), 09/11/24 (a)	56,568	56,639
Term Loan B, 4.69%, (3M LIBOR + 2.75%), 09/11/24 (a)	39,915	39,965
Univar Inc.
2017 USD Term Loan B, 4.05%, (1M LIBOR + 2.25%), 07/01/24 (a)	323,632	324,765
Wilsonart LLC
2017 Term Loan B, 5.20%, (3M LIBOR + 3.25%), 12/19/23 (a)	92,430	92,585
		4,905,470
Consumer Staples 5.0%
8th Avenue Food & Provisions, Inc.
2018 1st Lien Term Loan, 5.49%, (1M LIBOR + 3.75%), 09/19/25 (a)	69,300	69,531
Albertsons, LLC
2019 Term Loan B8, 4.55%, (1M LIBOR + 2.75%), 08/07/26 (a)	101,745	102,562
American Seafoods Group LLC
2017 1st Lien Term Loan, 4.45%, (1M LIBOR + 2.75%), 07/27/23 (a)	89,399	89,846
2017 1st Lien Term Loan, 6.50%, (3M PRIME + 1.75%), 07/27/23 (a)	2,838	2,852
BellRing Brands, LLC
2019 Term Loan B, 6.80%, (1M LIBOR + 5.00%), 10/10/24 (a)	60,000	60,563
BJ's Wholesale Club, Inc.
2017 1st Lien Term Loan, 4.49%, (1M LIBOR + 2.75%), 01/26/24 (a)	69,649	70,069
CHG PPC Parent LLC
2018 Term Loan B, 4.55%, (1M LIBOR + 2.75%), 03/16/25 (a)	129,093	129,254
Coty Inc.
2018 USD Term Loan B, 3.96%, (1M LIBOR + 2.25%), 03/29/25 (a)	48,056	47,015
Del Monte Foods, Inc.
1st Lien Term Loan, 5.16%, (3M LIBOR + 3.25%), 01/26/21 (a)	34,360	30,237
1st Lien Term Loan, 7.00%, (6M PRIME + 2.25%), 01/26/21 (a)	91	80
Diamond (BC) B.V.
Term Loan, 4.93%, (3M LIBOR + 3.00%), 07/24/24 (a)	83,719	81,793
Dole Food Co. Inc.
2017 Term Loan B, 4.51%, (1M LIBOR + 2.75%), 03/22/24 (a)	103,025	102,730
2017 Term Loan B, 4.55%, (1M LIBOR + 2.75%), 03/22/24 (a)	52,330	52,180
Edgewell Personal Care Colombia S A S
Term Loan B, 0.00%, (3M LIBOR + 3.00%), 11/08/26 (a) (b)	97,500	97,988
Hearthside Food Solutions, LLC
2018 Term Loan B, 5.49%, (1M LIBOR + 3.69%), 05/17/25 (a)	109,840	108,522
Hostess Brands, LLC
2019 Term Loan, 4.05%, (1M LIBOR + 2.25%), 08/03/25 (a)	99,587	99,911
2019 Term Loan, 4.18%, (3M LIBOR + 2.25%), 08/03/25 (a)	223,716	224,443
JBS USA Lux S.A.
2019 Term Loan B, 0.00%, (1M LIBOR + 2.00%), 04/27/26 (a) (b)	170,000	170,991
2019 Term Loan B, 3.80%, (1M LIBOR + 2.00%), 04/27/26 (a)	155,664	156,571
Portillo Restaurant Group (The)
Term Loan, 7.21%, (3M LIBOR + 5.50%), 08/02/24 (a)	100,000	99,625
Sigma Bidco B.V.
2018 USD Term Loan B2, 5.09%, (3M LIBOR + 3.00%), 03/07/25 (a)	123,374	123,374
United Natural Foods, Inc.
Term Loan B, 6.05%, (1M LIBOR + 4.25%), 10/22/25 (a)	182,620	155,821
US Foods, Inc.
2016 Term Loan B, 3.55%, (1M LIBOR + 1.75%), 06/27/23 (a)	216,586	217,173
2019 Term Loan B, 3.80%, (1M LIBOR + 2.00%), 08/14/26 (a)	99,750	100,093
UTZ Quality Foods, LLC
1st Lien Term Loan, 5.30%, (1M LIBOR + 3.50%), 11/14/24 (a)	128,564	127,825
Verra Mobility Corporation
2018 1st Lien Term Loan, 5.55%, (1M LIBOR + 3.75%), 02/23/25 (a)	135,648	136,383
		2,657,432
Utilities 1.5%
Calpine Corporation
Term Loan B5, 4.20%, (3M LIBOR + 2.25%), 05/23/22 (a)	156,918	157,629
Term Loan B9, 4.20%, (3M LIBOR + 2.25%), 03/22/26 (a)	169,150	170,004
NEP/NCP Holdco, Inc.
2018 1st Lien Term Loan, 5.05%, (1M LIBOR + 3.25%), 10/05/25 (a)	148,649	145,739
Pacific Gas And Electric Company
DIP Term Loan, 3.97%, (1M LIBOR + 2.25%), 12/31/20 (a) (c)	127,500	127,500
Vistra Operations Company LLC
1st Lien Term Loan B3, 3.49%, (1M LIBOR + 1.75%), 12/11/25 (a)	41,247	41,472
1st Lien Term Loan B3, 3.55%, (1M LIBOR + 1.75%), 12/11/25 (a)	172,920	173,862
		816,206
Real Estate 1.5%
Capital Automotive L.P.
2017 1st Lien Term Loan, 4.30%, (1M LIBOR + 2.50%), 03/21/24 (a)	66,928	67,074
2017 2nd Lien Term Loan, 7.80%, (1M LIBOR + 6.00%), 03/21/25 (a)	94,881	95,024
ESH Hospitality, Inc.
2019 Term Loan B, 3.80%, (1M LIBOR + 2.00%), 09/18/26 (a)	90,936	91,651
MGM Growth Properties Operating Partnership LP
2016 Term Loan B, 3.80%, (1M LIBOR + 2.00%), 04/20/23 (a)	236,008	236,794
VICI Properties 1 LLC
Replacement Term Loan B, 3.79%, (1M LIBOR + 2.00%), 12/13/24 (a)	320,000	321,322
		811,865
Energy 1.0%
EG America LLC
2018 USD Term Loan, 5.96%, (3M LIBOR + 4.00%), 06/30/25 (a)	23,071	22,941
Term Loan, 5.96%, (3M LIBOR + 4.00%), 06/30/25 (a)	173,431	172,456
EG Group Limited
2018 USD Term Loan B, 5.96%, (3M LIBOR + 4.00%), 02/01/25 (a)	19,899	19,787

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
Lower Cadence Holdings LLC
Term Loan B, 5.80%, (1M LIBOR + 4.00%), 05/10/26 (a)	89,550	88,375
Natgasoline LLC
Term Loan B, 5.44%, (6M LIBOR + 3.50%), 10/31/25 (a)	144,162	144,702
Summit Midstream Partners Holdings, LLC
Term Loan B, 7.80%, (1M LIBOR + 6.00%), 05/15/22 (a)	28,814	27,193
Traverse Midstream Partners LLC
Term Loan, 5.80%, (1M LIBOR + 4.00%), 09/22/24 (a)	71,140	63,884
		539,338
Total Senior Loan Interests (cost $49,155,594)		48,677,225
INVESTMENT COMPANIES 2.8%
Invesco Senior Loan ETF (d)	32,800	748,496
SPDR Blackstone/ GSO Senior Loan ETF	16,090	749,472
Total Investment Companies (cost $1,491,130)		1,497,968
CORPORATE BONDS AND NOTES 2.5%
Financials 0.5%
Ardagh Packaging Finance Public Limited Company
6.00%, 02/15/25 (e)	58,000	60,837
Diamond Finance International Limited
7.13%, 06/15/24 (e)	30,000	31,703
Icahn Enterprises L.P.
6.25%, 05/15/26	31,000	33,072
James Hardie International Finance Designated Activity Company
5.00%, 01/15/28 (e)	10,000	10,497
Level 3 Financing, Inc.
5.38%, 01/15/24	30,000	30,465
Springleaf Finance Corporation
7.13%, 03/15/26	65,000	75,196
		241,770
Health Care 0.3%
Bausch Health Companies Inc.
6.13%, 04/15/25 (e)	13,000	13,452
5.50%, 11/01/25 (e)	9,000	9,406
8.50%, 01/31/27 (e)	67,000	76,397
5.75%, 08/15/27 (e)	20,000	21,724
Community Health Systems, Inc.
8.63%, 01/15/24 (e)	30,000	31,842
Tenet Healthcare Corporation
5.13%, 05/01/25	30,000	30,880
		183,701
Communication Services 0.3%
AMC Entertainment Holdings, Inc.
6.13%, 05/15/27 (d)	12,000	10,973
Diamond Sports Group, LLC
5.38%, 08/15/26 (e)	20,000	20,264
iHeartCommunications, Inc.
8.38%, 05/01/27	8,172	9,017
Live Nation Entertainment, Inc.
4.88%, 11/01/24 (e)	30,000	31,107
Nexstar Escrow Inc.
5.63%, 07/15/27 (e)	8,000	8,440
Sirius XM Radio Inc.
5.50%, 07/01/29 (e)	65,000	70,340
Sprint Corporation
7.13%, 06/15/24	30,000	32,337
		182,478
Energy 0.3%
Cheniere Energy Partners, L.P.
5.63%, 10/01/26	54,000	57,111
Regency Energy Partners LP
5.88%, 03/01/22	30,000	31,869
Transocean Proteus Limited
6.25%, 12/01/24 (e)	58,800	60,739
		149,719
Materials 0.3%
FMG Resources (August 2006) Pty Ltd
5.13%, 03/15/23 (e)	30,000	31,678
5.13%, 05/15/24 (d) (e)	27,000	28,711
FXI Holdings, Inc.
7.88%, 11/01/24 (e)	31,000	29,776
Olin Corporation
5.13%, 09/15/27	39,000	40,982
5.00%, 02/01/30	17,000	17,256
		148,403
Industrials 0.3%
Aircastle Limited
5.00%, 04/01/23	30,000	32,185
Ashtead Capital, Inc.
5.25%, 08/01/26 (e)	93,000	99,557
		131,742
Consumer Staples 0.2%
Energizer Holdings, Inc.
7.75%, 01/15/27 (d) (e)	65,000	72,685
JBS USA Food Company
5.50%, 01/15/30 (e)	35,000	37,606
		110,291
Utilities 0.2%
Calpine Corporation
5.25%, 06/01/26 (e)	50,000	52,107
The AES Corporation
5.50%, 04/15/25	30,000	31,018
		83,125
Information Technology 0.1%
Dell International L.L.C.
5.30%, 10/01/29 (e) (f)	50,000	56,255
Consumer Discretionary 0.0%
Eldorado Resorts, Inc.
6.00%, 09/15/26	10,000	11,044
Total Corporate Bonds And Notes (cost $1,234,359)		1,298,528
WARRANTS 0.0%
iHeartMedia, Inc. (g) (h)	703	10,693
Total Warrants (cost $13,203)		10,693
COMMON STOCKS 0.0%
Communication Services 0.0%
Clear Channel Outdoor Holdings, Inc. (g)	1,875	5,363
iHeartMedia, Inc. - Class A (d) (g)	94	1,589
Total Common Stocks (cost $11,100)		6,952
SHORT TERM INVESTMENTS 6.3%
Investment Companies 6.1%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.54% (i)	3,264,193	3,264,193
Securities Lending Collateral 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (i)	116,665	116,665
Total Short Term Investments (cost $3,380,858)		3,380,858
Total Investments 102.7% (cost $55,286,244)		54,872,224
Other Assets and Liabilities, Net (2.7)%		(1,444,606)
Total Net Assets 100.0%		53,427,618

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) This senior loan will settle after December 31, 2019. If a reference rate and spread is presented, it will go into effect upon settlement.

(c) Security fair valued in good faith as a Level 3 security in accordance with the

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d) All or a portion of the security was on loan as of December 31, 2019.

(e) The Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2019, the value and the percentage of net assets of these liquid securities was $855,123 and 1.6% of the Fund.

(f) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(g) Non-income producing security.

(h) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(i) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

Unfunded Commitments

	Unfunded Commitment ($)	Appreciation/ (Depreciation) ($)

Mavis Tire Express Services Corp. – 2018 Delayed Draw Term Loan	14,587	(372)
Pacific Gas And Electric Company – DIP Delayed Draw Term Loan‡	42,288	213
	56,875	(159)

‡ Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the PPM Funds’ Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Schedules of Investments.

PPM Floating Rate Income Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Short Contracts
United States 10 Year Note	(1)	March 2020	(129,634)	—	1,212
United States 5 Year Note	(4)	April 2020	(475,918)	—	1,480
				—	2,692

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
PPM High Yield Core Fund
CORPORATE BONDS AND NOTES 90.7%
Communication Services 21.0%
Altice Financing S.A.
6.63%, 02/15/23 (a)	104,000	105,901
8.13%, 01/15/24 (a)	200,000	205,000
Altice France
7.38%, 05/01/26 (a)	520,000	559,027
Altice S.A.
7.63%, 02/15/25 (a)	200,000	208,259
AMC Entertainment Holdings, Inc.
6.13%, 05/15/27 (b)	187,000	170,990
CB Escrow Corp.
8.00%, 10/15/25 (a)	191,000	202,399
CCO Holdings, LLC
5.88%, 05/01/27 (a)	420,000	445,980
5.00%, 02/01/28 (a)	219,000	229,602
5.38%, 06/01/29 (a)	351,000	376,502
4.75%, 03/01/30 (a)	88,000	89,751
CenturyLink, Inc.
6.75%, 12/01/23	125,000	139,525
5.63%, 04/01/25	125,000	132,989
5.13%, 12/15/26 (a)	112,000	113,933
Clear Channel Worldwide Holdings, Inc.
9.25%, 02/15/24 (a)	107,000	118,655
Connect Midco II Limited
6.75%, 10/01/26 (a)	226,000	240,430
Consolidated Communications, Inc.
6.50%, 10/01/22 (b)	225,000	205,524
CSC Holdings, LLC
5.50%, 04/15/27 (a)	250,000	268,701
7.50%, 04/01/28 (a)	300,000	338,486
5.75%, 01/15/30 (a)	226,000	241,167
Diamond Sports Group, LLC
5.38%, 08/15/26 (a)	93,000	94,229
6.63%, 08/15/27 (a) (b)	82,000	79,774
DISH DBS Corporation
5.13%, 05/01/20	150,000	151,209
5.00%, 03/15/23	122,000	125,032
5.88%, 11/15/24	158,000	161,714
Frontier Communications Corporation
10.50%, 09/15/22	235,000	114,731
8.50%, 04/01/26 (a)	214,000	216,813
8.00%, 04/01/27 (a)	75,000	78,557
Gannett Co., Inc.
5.50%, 09/15/24 (a)	125,000	129,186
Hughes Satellite Systems Corporation
6.63%, 08/01/26	250,000	276,998
iHeartCommunications, Inc.
6.38%, 05/01/26	38,565	41,939
8.38%, 05/01/27	183,651	202,647
5.25%, 08/15/27 (a)	25,000	26,194
4.75%, 01/15/28 (a)	25,000	25,600
Intelsat Jackson Holdings S.A.
8.50%, 10/15/24 (a)	172,000	156,867
9.75%, 07/15/25 (a)	395,000	365,577
LCPR Senior Secured Financing Designated Activity Company
6.75%, 10/15/27 (a)	138,000	147,004
Liberty Media Corporation
8.25%, 02/01/30	128,000	126,880
Live Nation Entertainment, Inc.
5.63%, 03/15/26 (a)	57,000	60,739
4.75%, 10/15/27 (a)	165,000	170,766
MDC Partners Inc.
6.50%, 05/01/24 (a)	220,000	199,342
Netflix, Inc.
4.38%, 11/15/26	185,000	189,599
4.88%, 04/15/28	125,000	130,162
5.88%, 11/15/28	150,000	166,447
6.38%, 05/15/29 (a)	76,000	86,871
Nexstar Escrow Inc.
5.63%, 07/15/27 (a)	130,000	137,147
Qwest Corporation
6.88%, 09/15/33	155,000	156,145
Radiate HoldCo, LLC
6.63%, 02/15/25 (a)	165,000	165,804
Sirius XM Radio Inc.
4.63%, 07/15/24 (a)	37,000	38,785
5.00%, 08/01/27 (a)	425,000	449,105
5.50%, 07/01/29 (a)	51,000	55,190
Sprint Capital Corporation
6.88%, 11/15/28	200,000	216,245
Sprint Communications, Inc.
6.00%, 11/15/22	167,000	175,405
Sprint Corporation
7.13%, 06/15/24	585,000	630,576
7.63%, 03/01/26	25,000	27,595
TEGNA Inc.
5.00%, 09/15/29 (a)	106,000	107,805
Telecom Italia Capital, Societe Anonyme
6.00%, 09/30/34	180,000	194,278
Telesat Canada
4.88%, 06/01/27 (a)	85,000	86,659
6.50%, 10/15/27 (a)	161,000	167,579
Terrier Media Buyer Inc
8.88%, 12/15/27 (a)	110,000	116,192
T-Mobile USA, Inc.
6.50%, 01/15/24	167,000	172,232
5.13%, 04/15/25	167,000	172,744
4.75%, 02/01/28	62,000	65,026
Uber Technologies, Inc.
7.50%, 09/15/27 (a)	130,000	133,566
Virgin Media Secured Finance PLC
5.50%, 05/15/29 (a)	51,000	54,071
Windstream Services, LLC
0.00%, 10/31/25 (a) (c) (d)	90,000	86,190
Zayo Group, LLC
6.00%, 04/01/23	304,000	311,814
6.38%, 05/15/25	52,000	53,737
		11,691,588
Financials 14.7%
Acrisure, LLC
7.00%, 11/15/25 (a)	115,000	110,943
Ally Financial Inc.
3.88%, 05/21/24	195,000	204,613
Antero Resources Finance Corporation
5.38%, 11/01/21	92,000	87,679
Ardagh Packaging Finance Public Limited Company
6.00%, 02/15/25 (a)	267,000	280,058
5.25%, 08/15/27 (a)	270,000	284,114
Camelot Finance SA
4.50%, 11/01/26 (a)	59,000	60,549
CIT Group Inc.
4.75%, 02/16/24	125,000	133,669
5.25%, 03/07/25	19,000	21,021
Citigroup Inc.
5.00%, (callable at 100 beginning 09/12/24) (e)	269,000	281,363
Commscope Finance LLC
6.00%, 03/01/26 (a)	95,000	101,085
8.25%, 03/01/27 (a)	213,000	224,206
Credit Suisse Group AG
6.25%, (callable at 100 beginning 12/18/24) (a) (e)	250,000	270,758
6.38%, (callable at 100 beginning 08/21/26) (a) (e)	200,000	215,806
Diamond Finance International Limited
5.88%, 06/15/21 (a)	94,000	95,480
6.02%, 06/15/26 (a)	264,000	304,012
Eagle Holding Company II, LLC
7.63%, 05/15/22 (a) (f)	135,000	137,016
7.75%, 05/15/22 (a) (f)	78,000	79,147
Glencore Funding LLC
4.88%, 03/12/29 (a)	75,000	81,734
Icahn Enterprises L.P.
6.25%, 05/15/26	446,000	475,805
5.25%, 05/15/27 (a)	112,000	114,743

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
IHS Luxembourg S.A R.L.
5.75%, 04/15/25 (a)	35,000	36,680
6.50%, 06/01/26 (a)	125,000	133,467
Intelsat Connect Finance S.A.
9.50%, 02/15/23 (a)	29,000	20,303
Jack Ohio Finance LLC
10.25%, 11/15/22 (a)	167,000	176,165
James Hardie International Finance Designated Activity Company
5.00%, 01/15/28 (a)	78,000	81,876
JPMorgan Chase & Co.
5.00%, (callable at 100 beginning 08/01/24) (e)	80,000	83,683
5.30%, (callable at 100 beginning 05/01/20) (e)	222,000	223,687
Level 3 Financing, Inc.
5.38%, 01/15/24	167,000	169,587
4.63%, 09/15/27 (a)	194,000	198,829
Lions Gate Capital Holdings LLC
5.88%, 11/01/24 (a)	150,000	150,790
Lloyds Banking Group PLC
6.75%, (callable at 100 beginning 06/27/26) (e)	122,000	132,471
7.50%, (callable at 100 beginning 9/27/25) (e)	81,000	90,526
LPL Holdings, Inc.
4.63%, 11/15/27 (a)	93,000	94,892
MSCI Inc.
4.00%, 11/15/29 (a)	141,000	143,242
Navient Corporation
7.25%, 09/25/23	140,000	158,355
5.88%, 10/25/24	82,000	87,771
Nexstar Escrow Corporation
5.63%, 08/01/24 (a)	125,000	130,397
Nordic Aviation Capital DAC
5.83%, 03/14/26 (g) (h)	125,000	134,774
Rassman, Joel H.
3.80%, 11/01/29	255,000	254,331
Resideo Funding Inc.
6.13%, 11/01/26 (a)	44,000	44,025
Springleaf Finance Corporation
6.13%, 03/15/24	88,000	96,521
7.13%, 03/15/26	175,000	202,452
6.63%, 01/15/28	63,000	71,021
5.38%, 11/15/29	27,000	28,190
Telenet Finance Luxembourg Notes S.À R.L.
5.50%, 03/01/28 (a)	200,000	213,750
Tenet Healthcare Corporation
4.88%, 01/01/26 (a)	304,000	318,467
5.13%, 11/01/27 (a)	133,000	140,447
USA Compression Finance Corp.
6.88%, 04/01/26 - 09/01/27	231,000	241,679
Verscend Holding Corp.
9.75%, 08/15/26 (a)	147,000	161,133
Vertiv Intermediate Holding Corporation
12.00%, 02/15/22 (a) (f)	107,000	111,076
Vistra Operations Company LLC
4.30%, 07/15/29 (a)	61,000	62,089
Ziggo B.V.
4.88%, 01/15/30 (a)	200,000	205,694
Ziggo Bond Finance B.V.
6.00%, 01/15/27 (a)	200,000	211,503
		8,173,674
Consumer Discretionary 11.8%
Allied Universal Holdco LLC
6.63%, 07/15/26 (a)	71,000	76,276
9.75%, 07/15/27 (a)	79,000	84,466
AMC Entertainment Inc.
5.75%, 06/15/25 (b)	18,000	16,652
Aramark Services, Inc.
4.75%, 06/01/26	152,000	157,987
5.00%, 02/01/28 (a)	39,000	41,080
Beazer Homes USA, Inc.
6.75%, 03/15/25	75,000	78,963
5.88%, 10/15/27 (b)	80,000	80,715
7.25%, 10/15/29 (a)	47,000	50,231
BidFair MergeRight Inc
7.38%, 10/15/27 (a) (b)	107,000	108,656
Boyd Gaming Corporation
4.75%, 12/01/27 (a)	68,000	70,658
Churchill Downs Incorporated
4.75%, 01/15/28 (a)	136,000	140,701
CRC Escrow Issuer, LLC
5.25%, 10/15/25 (a)	125,000	129,472
Dana Corporation
5.38%, 11/15/27	35,000	36,062
Delphi Technologies PLC
5.00%, 10/01/25 (a) (b)	93,000	85,970
Fiat Chrysler Automobiles N.V.
5.25%, 04/15/23	94,000	100,519
Hilton Domestic Operating Company Inc.
4.25%, 09/01/24	170,000	173,425
IHO Verwaltungs GmbH
6.38%, 05/15/29 (a) (f)	41,000	44,117
KB Home
7.63%, 05/15/23	201,000	226,264
4.80%, 11/15/29	181,000	185,063
KFC Holding Co.
4.75%, 06/01/27 (a)	140,000	148,050
L Brands, Inc.
7.50%, 06/15/29	190,000	196,807
Lennar Corporation
4.75%, 11/29/27	128,000	138,043
M/I Homes, Inc.
6.75%, 01/15/21	267,000	268,306
Marriott Ownership Resorts, Inc.
6.50%, 09/15/26	180,000	196,492
4.75%, 01/15/28 (a)	64,000	65,555
Masonite International Corporation
5.38%, 02/01/28 (a)	76,000	80,518
Mattel, Inc.
5.88%, 12/15/27 (a)	85,000	89,642
MCE Finance Limited
5.38%, 12/04/29 (a)	200,000	206,434
MDC Holdings Inc.
6.00%, 01/15/43	80,000	83,376
MGM China Holdings Limited
5.88%, 05/15/26 (a)	124,000	131,844
Mohegan Tribal Gaming Authority
7.88%, 10/15/24 (a) (b)	106,000	108,312
NCL Corporation Ltd.
3.63%, 12/15/24 (a)	136,000	137,694
New Golden Nugget Inc.
8.75%, 10/01/25 (a)	177,000	189,541
Newell Rubbermaid Inc.
4.20%, 04/01/26 (i)	131,000	136,398
PetSmart, Inc.
5.88%, 06/01/25 (a)	268,000	273,682
Restaurant Brands International Limited Partnership
5.00%, 10/15/25 (a)	250,000	259,908
Sally Holdings, LLC
5.63%, 12/01/25 (b)	150,000	156,976
Scientific Games International, Inc.
5.00%, 10/15/25 (a)	346,000	362,546
8.25%, 03/15/26 (a)	125,000	137,784
7.00%, 05/15/28 (a)	38,000	40,776
7.25%, 11/15/29 (a)	80,000	86,887
Staples, Inc.
7.50%, 04/15/26 (a)	122,000	126,932
10.75%, 04/15/27 (a)	128,000	130,319
Stars Group Holdings B.V.
7.00%, 07/15/26 (a)	136,000	147,227
Taylor Morrison Communities, Inc.
5.88%, 06/15/27 (a)	73,000	80,216
The Men's Wearhouse, Inc.
7.00%, 07/01/22 (b)	75,000	71,250
Viking Cruises Limited
5.88%, 09/15/27 (a)	160,000	171,047
VOC Escrow Ltd.
5.00%, 02/15/28 (a)	125,000	131,168
Williams Scotsman International, Inc.
6.88%, 08/15/23 (a)	119,000	125,679

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
Wyndham Destinations, Inc.
5.40%, 04/01/24 (j)	100,000	105,942
5.75%, 04/01/27 (i)	65,000	70,705
Wynn Resorts Finance, LLC
5.13%, 10/01/29 (a)	29,000	31,172
		6,574,505
Health Care 10.3%
Bausch Health Companies Inc.
6.13%, 04/15/25 (a)	200,000	206,960
5.50%, 11/01/25 (a)	69,000	72,114
8.50%, 01/31/27 (a)	598,000	681,874
5.75%, 08/15/27 (a)	166,000	180,307
7.00%, 01/15/28 (a)	24,000	26,538
5.00%, 01/30/28 (a)	33,000	33,857
5.25%, 01/30/30 (a)	40,000	41,434
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27 (a)	15,000	15,741
Centene Corporation
4.75%, 05/15/22	76,000	77,677
4.25%, 12/15/27 (a)	242,000	249,236
4.63%, 12/15/29 (a)	128,000	134,733
Centene Escrow I Corporation
5.38%, 06/01/26 (a)	281,000	298,616
Community Health Systems, Inc.
8.63%, 01/15/24 (a)	100,000	106,140
8.00%, 03/15/26 (a)	125,000	129,647
HCA Inc.
5.00%, 03/15/24	119,000	129,954
5.25%, 06/15/26	182,000	203,934
5.38%, 09/01/26	62,000	69,164
4.50%, 02/15/27	267,000	287,767
4.13%, 06/15/29	260,000	275,921
5.13%, 06/15/39	54,000	59,588
Hill-Rom Holdings, Inc.
4.38%, 09/15/27 (a)	42,000	43,131
Hologic, Inc.
4.38%, 10/15/25 (a)	104,000	107,542
IQVIA Inc.
5.00%, 05/15/27 (a)	125,000	132,384
Legacy Lifepoint Health, Inc.
9.75%, 12/01/26 (a)	200,000	226,357
Mednax, Inc.
6.25%, 01/15/27 (a)	252,000	258,276
MPH Acquisition Holdings LLC
7.13%, 06/01/24 (a)	149,000	144,261
Mylan Inc
4.55%, 04/15/28	78,000	83,957
5.20%, 04/15/48	43,000	47,647
Ortho-Clinical Diagnostics, Inc.
6.63%, 05/15/22 (a)	193,000	192,107
Par Pharmaceutical, Inc.
7.50%, 04/01/27 (a)	284,000	283,699
Polaris Intermediate School
8.50%, 12/01/22 (a) (f)	75,000	69,763
Prestige Brands, Inc.
5.13%, 01/15/28 (a)	45,000	47,143
Tenet Healthcare Corporation
8.13%, 04/01/22	204,000	225,539
6.75%, 06/15/23	131,000	144,038
Tennessee Merger Sub, Inc.
6.38%, 02/01/25 (a) (b)	73,000	48,965
WellCare Health Plans, Inc.
5.25%, 04/01/25	339,000	353,533
5.38%, 08/15/26 (a)	48,000	51,220
		5,740,764
Energy 10.2%
Antero Midstream Partners LP
5.38%, 09/15/24	65,000	60,484
5.75%, 03/01/27 - 01/15/28 (a)	178,000	156,307
Archrock Partners, L.P.
6.25%, 04/01/28 (a)	60,000	61,789
Ascent Resources - Utica, LLC
10.00%, 04/01/22 (a)	165,000	163,984
7.00%, 11/01/26 (a)	70,000	55,931
Callon Petroleum Company
6.38%, 07/01/26	162,000	164,494
Chaparral Energy, Inc.
8.75%, 07/15/23 (a)	165,000	73,724
Cheniere Energy Partners, L.P.
5.25%, 10/01/25	119,000	123,891
5.63%, 10/01/26	248,000	262,285
4.50%, 10/01/29 (a)	248,000	254,730
CNX Midstream Partners LP
6.50%, 03/15/26 (a)	77,000	70,923
Diamondback Energy, Inc.
5.38%, 05/31/25	100,000	105,051
Endeavor Energy Resources, L.P.
5.50%, 01/30/26 (a)	26,000	26,792
5.75%, 01/30/28 (a)	52,000	54,701
Energy Transfer LP
5.25%, 04/15/29	94,000	105,692
Enlink Midstream, LLC
4.85%, 07/15/26	50,000	46,989
5.38%, 06/01/29	130,000	122,329
EQM Midstream Partners, LP
4.13%, 12/01/26	152,000	142,414
Everest Acquisition, LLC
0.00%, 11/29/24 - 05/15/26 (a) (c) (d)	120,000	73,958
Extraction Oil & Gas, Inc.
7.38%, 05/15/24 (a)	84,000	52,242
Hess Infrastructure Partners LP
5.63%, 02/15/26 (a)	91,000	95,080
Hess Midstream Partners LP
5.13%, 06/15/28 (a)	116,000	117,576
Murphy Oil Corporation
5.75%, 08/15/25	135,000	141,541
5.88%, 12/01/27	135,000	141,269
Murphy Oil USA, Inc.
4.75%, 09/15/29	21,000	22,167
NGPL PipeCo LLC
4.88%, 08/15/27 (a)	169,000	180,816
Noble Corporation
7.88%, 02/01/26 (a)	200,000	146,129
Oasis Petroleum Inc.
6.88%, 01/15/23 (b)	74,000	72,578
6.25%, 05/01/26 (a)	14,000	11,702
Parsley Energy, LLC
5.25%, 08/15/25 (a)	150,000	154,345
PBF Logistics LP
6.88%, 05/15/23	200,000	206,350
PDC Energy, Inc.
5.75%, 05/15/26	28,000	27,877
Precision Drilling Corporation
5.25%, 11/15/24	100,000	91,427
7.13%, 01/15/26 (a)	133,000	126,660
QEP Resources, Inc.
5.63%, 03/01/26	50,000	48,819
Seven Generations Energy Ltd.
5.38%, 09/30/25 (a)	30,000	30,225
Shelf Drilling Management Services DMCC
8.25%, 02/15/25 (a)	204,000	194,268
SM Energy Company
1.50%, 07/01/21 (k)	23,000	21,808
6.13%, 11/15/22 (b)	55,000	55,546
Southwestern Energy Company
7.50%, 04/01/26	190,000	175,868
SRC Energy Inc.
6.25%, 12/01/25	142,000	143,029
Targa Resource Corporation
5.88%, 04/15/26	165,000	175,626
5.00%, 01/15/28	167,000	170,651
5.50%, 03/01/30 (a)	228,000	234,658
Transocean Inc
9.00%, 07/15/23 (a)	85,000	89,814
7.50%, 01/15/26 (a)	151,000	149,057
Transocean Poseidon Limited
6.88%, 02/01/27 (a)	69,000	73,005
Transocean Proteus Limited
6.25%, 12/01/24 (a)	126,000	130,155

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
Viper Energy Partners LP
5.38%, 11/01/27 (a)	22,000	22,935
Whiting Petroleum Corporation
1.25%, 04/01/20 (k)	3,000	2,933
6.25%, 04/01/23 (b)	89,000	74,916
WPX Energy, Inc.
5.25%, 09/15/24 - 10/15/27	121,000	128,046
5.75%, 06/01/26	47,000	50,248
		5,685,834
Industrials 7.7%
ACCO Brands Corporation
5.25%, 12/15/24 (a)	120,000	125,013
Aircastle Limited
4.25%, 06/15/26	130,000	137,337
Ashtead Capital, Inc.
4.13%, 08/15/25 (a)	33,000	33,913
5.25%, 08/01/26 (a)	214,000	229,087
4.38%, 08/15/27 (a)	66,000	68,403
4.00%, 05/01/28 (a)	9,000	9,090
BBA U.S. Holdings, Inc.
4.00%, 03/01/28 (a)	136,000	134,351
Bombardier Inc.
5.75%, 03/15/22 (a)	171,000	176,878
6.13%, 01/15/23 (a)	53,000	54,331
7.50%, 03/15/25 (a)	177,000	182,653
7.88%, 04/15/27 (a)	28,000	28,849
Cortes NP Acquisition Corp.
9.25%, 10/15/24 (a)	105,000	113,006
Foxtrot Escrow Issuer LLC
12.25%, 11/15/26 (a)	96,000	100,110
General Electric Company
5.00%, (callable at 100 beginning 01/21/21) (e)	53,000	51,940
Hertz Vehicle Financing II LP
7.63%, 06/01/22 (a)	28,000	29,110
5.50%, 10/15/24 (a) (b)	200,000	205,529
6.00%, 01/15/28 (a)	136,000	136,355
Moog Inc.
4.25%, 12/15/27 (a)	43,000	43,766
Navistar International Corporation
6.63%, 11/01/25 (a)	200,000	204,541
Park Aerospace Holdings Limited
4.50%, 03/15/23 (a)	170,000	178,361
Prime Security Services Borrower, LLC
5.75%, 04/15/26 (a)	278,000	302,376
Sensata Technologies B.V.
5.00%, 10/01/25 (a)	125,000	135,930
Standard Industries Inc.
4.75%, 01/15/28 (a)	170,000	174,460
Tempo Acquisition, LLC
6.75%, 06/01/25 (a)	235,000	243,049
The Nielsen Company (Luxembourg) S.A R.L.
5.00%, 02/01/25 (a) (b)	72,000	74,286
TransDigm Inc.
6.50%, 05/15/25	100,000	104,362
6.25%, 03/15/26 (a)	271,000	293,840
5.50%, 11/15/27 (a)	110,000	111,276
United Rentals (North America), Inc.
5.50%, 05/15/27	116,000	124,436
3.88%, 11/15/27	247,000	252,030
4.88%, 01/15/28	174,000	181,234
Univar Solutions USA Inc.
5.13%, 12/01/27 (a)	35,000	36,509
		4,276,411
Materials 6.1%
ARD Finance S.A.
6.50%, 06/30/27 (a) (f)	137,000	141,627
Berry Global Escrow Corporation
4.88%, 07/15/26 (a)	195,000	206,154
5.63%, 07/15/27 (a)	89,000	95,903
Berry Global, Inc.
5.13%, 07/15/23	125,000	128,300
Cascades Inc.
5.13%, 01/15/26 (a)	23,000	23,635
5.38%, 01/15/28 (a)	47,000	48,232
CEMEX S.A.B. de C.V.
5.70%, 01/11/25 (a)	250,000	257,487
5.45%, 11/19/29 (a)	200,000	208,525
CF Industries, Inc.
5.38%, 03/15/44	50,000	54,515
FMG Resources (August 2006) Pty Ltd
5.13%, 03/15/23 - 05/15/24 (a)	315,000	333,672
4.50%, 09/15/27 (a)	134,000	137,461
Freeport-McMoRan Inc.
4.55%, 11/14/24	90,000	95,306
5.00%, 09/01/27	117,000	123,404
5.40%, 11/14/34	217,000	227,157
FXI Holdings, Inc.
7.88%, 11/01/24 (a)	83,000	79,724
Mauser Packaging Solutions Holding Company
7.25%, 04/15/25 (a)	125,000	123,829
Mercer International Inc.
7.38%, 01/15/25	77,000	82,905
NOVA Chemicals Corporation
4.88%, 06/01/24 (a)	128,000	131,969
5.25%, 08/01/23 - 06/01/27 (a)	143,000	147,336
Olin Corporation
5.13%, 09/15/27	136,000	142,913
5.63%, 08/01/29	38,000	40,195
5.00%, 02/01/30	99,000	100,489
Reynolds Group Holdings Inc.
5.13%, 07/15/23 (a)	221,000	226,446
Sealed Air Corporation
4.00%, 12/01/27 (a)	116,000	117,677
Silgan Holdings Inc.
4.13%, 02/01/28 (a)	79,000	79,202
		3,354,063
Consumer Staples 3.4%
Albertsons Companies, Inc.
6.63%, 06/15/24	125,000	130,983
5.75%, 03/15/25	50,000	51,877
BAT Capital Corp.
3.56%, 08/15/27	150,000	153,514
Cott Holdings Inc.
5.50%, 04/01/25 (a)	161,000	168,315
JBS Investments II GmbH
5.75%, 01/15/28 (a)	297,000	312,696
JBS USA Food Company
6.50%, 04/15/29 (a)	96,000	107,066
Matterhorn Merger Sub LLC
8.50%, 06/01/26 (a)	72,000	67,390
Pilgrim's Pride Corporation
5.75%, 03/15/25 (a)	135,000	139,778
5.88%, 09/30/27 (a)	40,000	43,247
Post Holdings, Inc.
5.63%, 01/15/28 (a)	142,000	153,276
Safeway Inc.
4.63%, 01/15/27 (a)	81,000	80,997
5.88%, 02/15/28 (a)	207,000	220,186
Sigma Holdco B.V.
7.88%, 05/15/26 (a) (b)	154,000	153,959
Spectrum Brands, Inc.
5.75%, 07/15/25	49,000	51,277
5.00%, 10/01/29 (a)	68,000	70,280
		1,904,841
Utilities 2.3%
Calpine Corporation
5.25%, 06/01/26 (a)	239,000	249,071
4.50%, 02/15/28 (a)	67,000	67,734
DPL Inc.
4.35%, 04/15/29 (a)	198,000	191,808
The AES Corporation
5.50%, 04/15/25	369,000	381,526
5.13%, 09/01/27	200,000	213,448
Vistra Operations Company LLC
3.70%, 01/30/27 (a)	120,000	119,370
5.63%, 02/15/27 (a)	41,000	43,280
		1,266,237

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
Information Technology 1.7%
Broadcom Inc.
4.25%, 04/15/26 (a)	175,000	185,921
CommScope Holding Company, Inc.
6.00%, 06/15/25 (a)	34,000	34,103
Dell Inc.
6.50%, 04/15/38	51,000	55,064
NCR Corporation
5.75%, 09/01/27 (a)	105,000	111,911
6.13%, 09/01/29 (a)	53,000	57,545
Radiate HoldCo, LLC
6.88%, 02/15/23 (a)	88,000	89,964
SS&C Technologies, Inc.
5.50%, 09/30/27 (a)	126,000	134,392
ViaSat, Inc.
5.63%, 09/15/25 - 04/15/27 (a)	174,000	181,017
Western Digital Corporation
4.75%, 02/15/26	92,000	95,979
		945,896
Real Estate 1.5%
Communications Sales & Leasing Inc.
6.00%, 04/15/23 (a)	135,000	129,903
ESH Hospitality, Inc.
5.25%, 05/01/25 (a)	281,000	290,757
MGM Growth Properties Operating Partnership LP
4.50%, 01/15/28	6,000	6,273
PulteGroup, Inc.
5.00%, 01/15/27	165,000	179,845
Service Properties Trust
4.35%, 10/01/24	102,000	104,738
4.95%, 10/01/29	16,000	16,254
VICI Properties Inc.
4.25%, 12/01/26 (a)	67,000	69,137
4.63%, 12/01/29 (a)	26,000	27,216
		824,123
Total Corporate Bonds And Notes (cost $48,595,297)		50,437,936
SENIOR LOAN INTERESTS 4.4%
Information Technology 1.1%
Almonde, Inc.
1st Lien Term Loan, 5.70%, (6M LIBOR + 3.50%), 04/26/24 (l)	115,863	114,897
USD 1st Lien Term Loan, 5.70%, (3M LIBOR + 3.50%), 04/26/24 (l)	17,885	17,736
Ancestry.com Operations Inc.
Non-Extended Term Loan B, 5.55%, (1M LIBOR + 3.75%), 10/19/23 (l)	74,812	73,652
Banff Merger Sub Inc
2018 USD Term Loan B, 6.05%, (1M LIBOR + 4.25%), 06/30/25 (l)	79,598	78,616
Financial & Risk US Holdings, Inc.
2018 USD Term Loan, 5.05%, (1M LIBOR + 3.25%), 09/12/25 (l)	178,448	179,965
Verifone Systems, Inc.
2018 1st Lien Term Loan, 5.90%, (3M LIBOR + 4.00%), 08/09/25 (l)	129,097	127,138
		592,004
Health Care 0.8%
Alphabet Holding Company, Inc.
2017 1st Lien Term Loan, 5.30%, (1M LIBOR + 3.50%), 08/15/24 (l)	244,375	235,211
MPH Acquisition Holdings LLC
2016 Term Loan B, 4.69%, (3M LIBOR + 2.75%), 06/07/23 (l)	150,000	147,669
RegionalCare Hospital Partners Holdings, Inc.
2018 Term Loan B, 6.30%, (1M LIBOR + 4.50%), 11/09/25 (l)	78,500	79,069
		461,949
Consumer Discretionary 0.6%
Adient US LLC
Term Loan B, 6.14%, (3M LIBOR + 4.25%), 05/03/24 (l)	18,797	18,886
Term Loan B, 6.19%, (3M LIBOR + 4.25%), 05/03/24 (l)	56,015	56,281
Bass Pro Group, LLC
Term Loan B, 6.80%, (1M LIBOR + 5.00%), 11/15/23 (l)	172,433	171,787
Mohegan Tribal Gaming Authority
2016 Term Loan B, 0.00%, (1M LIBOR + 4.00%), 10/30/23 (l) (m)	80,000	76,971
		323,925
Materials 0.5%
BWAY Holding Company
2017 Term Loan B, 5.23%, (3M LIBOR + 3.25%), 04/03/24 (l)	165,304	164,582
Flex Acquisition Company, Inc.
1st Lien Term Loan, 5.10%, (3M LIBOR + 3.00%), 12/15/23 (l)	68,024	67,372
1st Lien Term Loan, 4.69%, (1M LIBOR + 3.00%), 12/29/23 (l)	1,246	1,234
Proampac PG Borrower LLC
2016 1st Lien Term Loan, 5.34%, (3M LIBOR + 3.50%), 11/18/23 (l)	15,105	14,850
2016 1st Lien Term Loan, 5.40%, (3M LIBOR + 3.50%), 11/18/23 (l)	19,352	19,026
2016 1st Lien Term Loan, 5.44%, (3M LIBOR + 3.50%), 11/18/23 (l)	6,845	6,730
2016 1st Lien Term Loan, 7.25%, (3M LIBOR + 3.50%), 11/18/23 (l)	107	105
		273,899
Energy 0.4%
Chesapeake Energy Corporation
2019 Last Out Term Loan, 0.00%, (3M LIBOR + 8.00%), 06/09/24 (l) (m)	85,000	87,408
2019 Last Out Term Loan, 9.93%, (3M LIBOR + 8.00%), 06/09/24 (l)	40,000	41,133
Lower Cadence Holdings LLC
Term Loan B, 5.80%, (1M LIBOR + 4.00%), 05/10/26 (l)	113,430	111,942
		240,483
Communication Services 0.4%
Frontier Communications Corp.
2017 Term Loan B1, 5.55%, (1M LIBOR + 3.75%), 05/31/24 (l)	97,744	98,084
iHeartCommunications, Inc.
Exit Term Loan, 5.69%, (1M LIBOR + 4.00%), 05/04/26 (l)	52,429	52,800
Windstream Holdings Inc.
DIP Term Loan, 4.30%, (1M LIBOR + 2.50%), 03/08/21 (l)	77,000	76,880
		227,764
Financials 0.4%
Acrisure, LLC
2017 Term Loan B, 6.19%, (3M LIBOR + 4.25%), 11/22/23 (l)	97,750	97,872
UFC Holdings, LLC
2019 Term Loan, 5.50%, (1M LIBOR + 3.25%), 04/25/26 (l)	98,977	99,554
		197,426
Industrials 0.2%
1199169 B.C. Unlimited Liability Company
2019 Term Loan B2, 5.94%, (3M LIBOR + 4.00%), 01/25/26 (l)	24,065	24,212
Dynasty Acquisition Co., Inc.
2019 Term Loan B1, 5.94%, (3M LIBOR + 4.00%), 01/25/26 (l)	44,762	45,035
Panther BF Aggregator 2 LP
USD Term Loan B, 5.30%, (3M LIBOR + 3.50%), 03/13/26 (l)	69,526	69,656
		138,903
Total Senior Loan Interests (cost $2,431,069)		2,456,353
INVESTMENT COMPANIES 2.5%
Eaton Vance Senior Floating-Rate Trust	3,750	50,812
SPDR Bloomberg Barclays High Yield Bond ETF	12,500	1,369,248
Total Investment Companies (cost $1,371,118)		1,420,060
COMMON STOCKS 0.2%
Energy 0.1%
Chaparral Energy, Inc. - Class A (b) (c)	6,908	12,158

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
MPLX LP	2,200	56,012
		68,170
Communication Services 0.1%
Clear Channel Outdoor Holdings, Inc. (c)	8,143	23,289
iHeartMedia, Inc. (c) (g)	107,000	—
iHeartMedia, Inc. (c) (g)	208,000	—
iHeartMedia, Inc. - Class A (b) (c)	386	6,523
		29,812
Total Common Stocks (cost $242,030)		97,982
WARRANTS 0.1%
iHeartMedia, Inc. (c) (n)	2,897	44,063
Total Warrants (cost $53,585)		44,063
SHORT TERM INVESTMENTS 4.0%
Securities Lending Collateral 2.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (o)	1,606,904	1,606,904
Investment Companies 1.1%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.54% (o)	620,131	620,131
Total Short Term Investments (cost $2,227,035)		2,227,035
Total Investments 101.9% (cost $54,920,134)		56,683,429
Other Derivative Instruments 0.0%		1,680
Other Assets and Liabilities, Net (1.9)%		(1,070,288)
Total Net Assets 100.0%		55,614,821

(a) The Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2019, the value and the percentage of net assets of these liquid securities was $32,136,262 and 57.8% of the Fund.

(b) All or a portion of the security was on loan as of December 31, 2019.

(c) Non-income producing security.

(d) As of December 31, 2019, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(e) Perpetual security. Next contractual call date presented, if applicable.

(f) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(g) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(h) Security is restricted to resale to institutional investors. See Restricted Securities table following the Schedules of Investments.

(i) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(j) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2019.

(k) Convertible security.

(l) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(m) This senior loan will settle after December 31, 2019. If a reference rate and spread is presented, it will go into effect upon settlement.

(n) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(o) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

Restricted Securities
	Initial Acquisition	Cost ($)	Value ($)	Percent of Net Assets (%)
Nordic Aviation Capital DAC, 5.83%, 03/14/26	02/27/19	125,000	134,774	0.2

PPM High Yield Core Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Short Contracts
United States 10 Year Note	(12)	March 2020	(1,553,515)	1,313	12,452
United States 10 Year Ultra Bond	(2)	March 2020	(284,994)	344	3,588
United States 5 Year Note	(1)	April 2020	(119,043)	23	434
				1,680	16,474

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
PPM Long Short Credit Fund
CORPORATE BONDS AND NOTES 75.0%
Financials 21.1%
Acrisure, LLC
7.00%, 11/15/25 (a)	88,000	84,895
Athene Global Funding
3.32%, (3M USD LIBOR + 1.23%), 07/01/22 (a) (b)	183,000	184,984
2.95%, 11/12/26 (a)	130,000	129,407
Bank of America Corporation
2.63%, (3M USD LIBOR + 0.66%), 07/21/21 (b)	100,000	100,641
2.94%, (3M USD LIBOR + 1.00%), 04/24/23 (b)	166,000	168,562
4.00%, 01/22/25	209,000	222,760
4.25%, 10/22/26	105,000	114,440
3.59%, 07/21/28	41,000	43,522
4.33%, 03/15/50 (c)	1,199,000	1,437,303
Capital One Financial Corporation
2.66%, (3M USD LIBOR + 0.76%), 05/12/20 (b)	333,000	333,601
3.75%, 03/09/27	40,000	42,568
Citigroup Inc.
5.00%, (callable at 100 beginning 09/12/24) (d)	63,000	65,896
2.90%, (3M USD LIBOR + 0.96%), 04/25/22 (b) (c)	249,000	252,413
4.45%, 09/29/27	123,000	135,389
3.89%, 01/10/28 (b)	67,000	72,045
4.13%, 07/25/28	10,000	10,888
Credit Suisse Group AG
7.50%, (callable at 100 beginning 07/17/23) (a) (d)	200,000	219,190
6.50%, 08/08/23 (a)	175,000	195,312
Diamond Finance International Limited
8.35%, 07/15/46 (a)	99,000	135,848
Ford Motor Credit Company LLC
5.18%, (3M USD LIBOR + 3.14%), 01/07/22 (b)	250,000	258,144
Glencore Funding LLC
4.88%, 03/12/29 (a)	125,000	136,223
GLP Financing, LLC
5.30%, 01/15/29	110,000	122,158
HSBC Holdings PLC
2.90%, (3M USD LIBOR + 1.00%), 05/18/24 (b)	150,000	151,336
Icahn Enterprises L.P.
6.25%, 05/15/26	89,000	94,948
JPMorgan Chase & Co.
5.00%, (callable at 100 beginning 08/01/24) (d)	157,000	164,228
5.30%, (callable at 100 beginning 05/01/20) (d)	150,000	151,140
3.54%, 05/01/28	9,000	9,550
3.51%, 01/23/29	66,000	70,010
2.74%, 10/15/30	116,000	115,870
Metropolitan Life Global Funding I
3.60%, 01/11/24 (a)	160,000	168,865
Morgan Stanley
2.88%, (3M USD LIBOR + 0.93%), 07/22/22 (b)	125,000	126,900
4.10%, 05/22/23	225,000	237,289
New York Life Global Funding
2.26%, (3M USD LIBOR + 0.16%), 10/01/20 (a) (b) (c)	650,000	650,496
Nordic Aviation Capital DAC
5.58%, 03/14/24 (e) (f)	135,000	143,861
PNC Bank, National Association
2.24%, (3M USD LIBOR + 0.35%), 03/12/21 (b) (c)	500,000	500,212
Rassman, Joel H.
3.80%, 11/01/29	138,000	137,638
Springleaf Finance Corporation
5.38%, 11/15/29	34,000	35,499
Tenet Healthcare Corporation
4.88%, 01/01/26 (a)	130,000	136,187
The Goldman Sachs Group, Inc.
2.91%, 07/24/23 (c)	20,000	20,346
3.50%, 11/16/26	9,000	9,447
3.69%, 06/05/28 (b)	21,000	22,316
U.S. Bancorp
3.00%, 07/30/29	66,000	67,676
USA Compression Finance Corp.
6.88%, 09/01/27	67,000	70,016
Vistra Operations Company LLC
4.30%, 07/15/29 (a)	60,000	61,071
Wells Fargo & Company
2.41%, 10/30/25	189,000	189,034
3.58%, 05/22/28 (b)	51,000	54,207
2.88%, 10/30/30	214,000	215,409
Wells Fargo Bank, National Association
2.08%, 09/09/22 (c)	750,000	751,136
		8,820,876
Energy 10.2%
Baker Hughes, a GE Company, LLC
3.14%, 11/07/29	49,000	50,306
Callon Petroleum Company
6.38%, 07/01/26	125,000	126,924
Cheniere Corpus Christi Holdings, LLC
5.88%, 03/31/25	41,000	46,170
Cheniere Energy Partners, L.P.
4.50%, 10/01/29 (a)	110,000	112,985
Continental Resources, Inc.
4.38%, 01/15/28	91,000	96,670
Denbury Resources Inc.
9.25%, 03/31/22 (a) (c)	14,000	13,160
7.75%, 02/15/24 (a)	80,000	69,568
Endeavor Energy Resources, L.P.
5.75%, 01/30/28 (a)	69,000	72,584
Energy Transfer LP
4.25%, 03/15/23	192,000	200,257
5.25%, 04/15/29	54,000	60,716
5.80%, 06/15/38	95,000	107,671
Energy Transfer Operating, L.P.
6.25%, 04/15/49	40,000	48,338
Enlink Midstream, LLC
5.38%, 06/01/29	69,000	64,928
Enterprise Products Operating LLC
3.35%, 03/15/23	43,000	44,454
3.13%, 07/31/29	123,000	126,526
4.20%, 01/31/50	84,000	90,494
EQM Midstream Partners, LP
4.13%, 12/01/26	108,000	101,189
Everest Acquisition, LLC
0.00%, 11/29/24 (a) (c) (g) (h)	85,000	42,516
0.00%, 05/15/26 (a) (g) (h)	35,000	25,010
Extraction Oil & Gas, Inc.
7.38%, 05/15/24 (a)	75,000	46,645
MPLX LP
2.78%, (3M USD LIBOR + 0.90%), 09/09/21 (b) (c)	500,000	504,008
4.00%, 03/15/28	97,000	100,527
5.20%, 12/01/47 (a)	44,000	47,517
Murphy Oil Corporation
5.88%, 12/01/27	66,000	69,065
National Oilwell Varco, Inc.
3.60%, 12/01/29	100,000	100,384
NGPL PipeCo LLC
4.88%, 08/15/27 (a)	23,000	24,608
Occidental Petroleum Corporation
3.15%, (3M USD LIBOR + 1.25%), 08/13/21 (b) (c)	300,000	301,560
3.50%, 08/15/29	103,000	105,010
4.30%, 08/15/39	19,000	19,343
4.40%, 08/15/49	21,000	21,601
Parsley Energy, LLC
5.38%, 01/15/25 (a)	91,000	93,757
Patterson-UTI Energy, Inc.
5.15%, 11/15/29	130,000	132,931
Sabine Pass Liquefaction, LLC
5.63%, 03/01/25	88,000	98,853
4.20%, 03/15/28	165,000	174,700
SM Energy Company
1.50%, 07/01/21 (i)	48,000	45,512
Southwestern Energy Company
7.75%, 10/01/27	500,000	463,196

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
Summit Midstream Holdings, LLC
5.75%, 04/15/25	29,000	22,127
Summit Midstream Partners, LP
9.50%, (callable at 104 beginning 12/15/22) (d)	125,000	61,606
Targa Resource Corporation
5.50%, 03/01/30 (a)	108,000	111,154
Transocean Pontus Limited
6.13%, 08/01/25 (a) (c)	17,800	18,287
Transocean Poseidon Limited
6.88%, 02/01/27 (a)	49,000	51,844
Transocean Proteus Limited
6.25%, 12/01/24 (a)	156,100	161,248
Whiting Petroleum Corporation
1.25%, 04/01/20 (i)	13,000	12,708
		4,288,657
Communication Services 10.0%
AT&T Inc.
3.07%, (3M USD LIBOR + 1.18%), 06/12/24 (b)	350,000	355,787
5.25%, 03/01/37	80,000	95,767
CB Escrow Corp.
8.00%, 10/15/25 (a)	95,000	100,670
CCO Holdings, LLC
4.75%, 03/01/30 (a)	84,000	85,671
CenturyLink, Inc.
5.13%, 12/15/26 (a)	68,000	69,174
Charter Communications Operating, LLC
4.91%, 07/23/25	250,000	275,388
6.83%, 10/23/55	40,000	51,357
Comcast Corporation
4.60%, 10/15/38	32,000	38,077
4.95%, 10/15/58	44,000	57,125
Connect Midco II Limited
6.75%, 10/01/26 (a)	100,000	106,385
DISH DBS Corporation
7.75%, 07/01/26	66,000	69,951
Hughes Satellite Systems Corporation
5.25%, 08/01/26	83,000	91,124
iHeartCommunications, Inc.
6.38%, 05/01/26	14,918	16,223
8.38%, 05/01/27	27,038	29,835
5.25%, 08/15/27 (a)	25,000	26,194
4.75%, 01/15/28 (a)	24,000	24,576
Intelsat Jackson Holdings S.A.
8.50%, 10/15/24 (a) (c)	38,000	34,657
9.75%, 07/15/25 (a)	64,000	59,233
Sirius XM Radio Inc.
5.50%, 07/01/29 (a)	46,000	49,779
Sprint Corporation
7.13%, 06/15/24	58,000	62,519
Sprint Spectrum Co LLC
3.36%, 09/20/21 (a)	87,500	88,275
TEGNA Inc.
5.00%, 09/15/29 (a)	64,000	65,090
Telesat Canada
6.50%, 10/15/27 (a)	60,000	62,452
TWDC Enterprise 18 Corp.
2.16%, (3M USD LIBOR + 0.25%), 09/01/21 (b)	500,000	500,130
Verizon Communications Inc.
4.02%, 12/03/29 (c)	1,510,000	1,683,534
Vodafone Group Public Limited Company
5.00%, 05/30/38	90,000	104,571
		4,203,544
Health Care 6.7%
AbbVie Inc.
2.95%, 11/21/26 (a)	121,000	122,956
4.30%, 05/14/36	36,000	39,508
4.05%, 11/21/39 (a)	94,000	98,515
4.25%, 11/21/49 (a)	133,000	140,736
Actavis LLC
3.25%, 10/01/22	233,000	238,030
Bausch Health Companies Inc.
8.50%, 01/31/27 (a)	63,000	71,836
5.75%, 08/15/27 (a)	82,000	89,067
7.00%, 01/15/28 (a)	24,000	26,538
5.00%, 01/30/28 (a)	32,000	32,831
Becton, Dickinson and Company
2.84%, (3M USD LIBOR + 0.88%), 12/29/20 (b) (c)	300,000	300,064
Bristol-Myers Squibb Company
3.40%, 07/26/29 (a)	146,000	156,240
4.13%, 06/15/39 (a)	55,000	63,289
4.25%, 10/26/49 (a)	72,000	85,346
Centene Corporation
4.25%, 12/15/27 (a)	28,000	28,837
4.63%, 12/15/29 (a)	123,000	129,470
Centene Escrow I Corporation
5.38%, 06/01/26 (a)	83,000	88,203
Cigna Holding Company
3.40%, 03/01/27 (a)	50,000	51,922
4.38%, 10/15/28	120,000	132,991
Community Health Systems, Inc.
8.63%, 01/15/24 (a)	50,000	53,070
8.00%, 03/15/26 (a)	85,000	88,160
CVS Health Corporation
4.78%, 03/25/38	62,000	70,331
5.05%, 03/25/48	109,000	128,855
HCA Inc.
5.13%, 06/15/39	99,000	109,245
Legacy Lifepoint Health, Inc.
9.75%, 12/01/26 (a)	125,000	141,473
Par Pharmaceutical, Inc.
7.50%, 04/01/27 (a) (c)	89,000	88,906
Providence St. Joseph Health
2.53%, 10/01/29	62,000	60,804
Quest Diagnostics Incorporated
2.95%, 06/30/30	40,000	40,038
WellCare Health Plans, Inc.
5.25%, 04/01/25	61,000	63,615
5.38%, 08/15/26 (a)	46,000	49,086
		2,789,962
Consumer Staples 6.4%
Anheuser-Busch Companies, LLC
3.65%, 02/01/26	71,000	75,724
4.90%, 02/01/46	102,000	121,092
BAT Capital Corp.
2.50%, (3M USD LIBOR + 0.59%), 08/14/20 (b)	416,000	415,872
4.39%, 08/15/37	168,000	170,172
Conagra Brands, Inc.
2.70%, (3M USD LIBOR + 0.75%), 10/22/20 (b) (c)	500,000	501,680
JBS USA Finance, Inc.
6.75%, 02/15/28 (a)	100,000	110,577
JBS USA Food Company
5.88%, 07/15/24 (a)	15,000	15,432
6.50%, 04/15/29 (a)	74,000	82,530
Kraft Heinz Foods Company
2.47%, (3M USD LIBOR + 0.57%), 02/10/21 (b)	333,000	333,235
3.75%, 04/01/30 (a)	65,000	67,029
Mars, Incorporated
3.95%, 04/01/49 (a)	117,000	132,015
Matterhorn Merger Sub LLC
8.50%, 06/01/26 (a)	100,000	93,597
Post Holdings, Inc.
5.63%, 01/15/28 (a)	82,000	88,512
Reynolds American Inc.
4.45%, 06/12/25	119,000	128,003
Sigma Holdco B.V.
7.88%, 05/15/26 (a)	100,000	99,973
Spectrum Brands, Inc.
5.00%, 10/01/29 (a)	63,000	65,112
Walmart Inc.
2.85%, 07/08/24	125,000	129,432
2.95%, 09/24/49	56,000	55,253
		2,685,240
Materials 5.1%
Anglo American Capital PLC
4.88%, 05/14/25 (a)	121,000	133,023
4.75%, 04/10/27 (a)	135,000	147,469

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
ARD Finance S.A.
6.50%, 06/30/27 (a) (j)	130,000	134,391
CEMEX S.A.B. de C.V.
5.45%, 11/19/29 (a)	150,000	156,394
CF Industries, Inc.
4.50%, 12/01/26 (a)	287,000	312,733
Corning Incorporated
5.85%, 11/15/68	58,000	69,035
FMG Resources (August 2006) Pty Ltd
4.75%, 05/15/22 (a)	105,000	108,691
Freeport-McMoRan Inc.
4.55%, 11/14/24 (c)	71,000	75,186
5.00%, 09/01/27	47,000	49,572
5.40%, 11/14/34	60,000	62,808
FXI Holdings, Inc.
7.88%, 11/01/24 (a)	75,000	72,040
LYB International Finance III, LLC
4.20%, 10/15/49	63,000	65,605
Martin Marietta Materials, Inc.
2.55%, (3M USD LIBOR + 0.65%), 05/22/20 (b)	333,000	333,424
NOVA Chemicals Corporation
4.88%, 06/01/24 (a)	175,000	180,427
Olin Corporation
5.63%, 08/01/29	54,000	57,119
Reynolds Group Holdings Inc.
5.50%, (3M USD LIBOR + 3.50%), 07/15/21 (a) (b)	161,000	161,225
		2,119,142
Utilities 4.6%
Ameren Illinois Company
4.50%, 03/15/49	104,000	127,634
Basin Electric Power Cooperative
4.75%, 04/26/47 (a)	100,000	114,427
DPL Inc.
4.35%, 04/15/29 (a)	127,000	123,028
Electricite de France
4.50%, 09/21/28 (a) (c)	100,000	111,186
Exelon Corporation
5.10%, 06/15/45	112,000	134,888
Florida Power & Light Company
2.31%, (3M USD LIBOR + 0.40%), 05/06/22 (b) (c)	500,000	499,952
Nevada Power Company
3.70%, 05/01/29	119,000	128,618
Sempra Energy
2.50%, (3M USD LIBOR + 0.50%), 01/15/21 (b)	333,000	332,894
Southern California Edison Company
4.13%, 03/01/48	46,000	49,002
The AES Corporation
4.00%, 03/15/21	140,000	142,240
Vistra Operations Company LLC
3.55%, 07/15/24 (a) (c)	168,000	170,818
		1,934,687
Industrials 4.6%
Ashtead Capital, Inc.
5.25%, 08/01/26 (a)	124,000	132,742
Avolon Holdings Funding Limited
3.63%, 05/01/22 (a)	125,000	128,150
5.25%, 05/15/24 (a)	342,000	373,902
Bombardier Inc.
5.75%, 03/15/22 (a)	34,000	35,169
7.50%, 03/15/25 (a)	65,000	67,076
7.88%, 04/15/27 (a)	35,000	36,061
Caterpillar Inc.
3.25%, 09/19/49	100,000	100,120
Equifax Inc.
2.60%, 12/01/24	74,000	74,299
Foxtrot Escrow Issuer LLC
12.25%, 11/15/26 (a)	75,000	78,211
General Electric Company
5.00%, (callable at 100 beginning 01/21/21) (c) (d)	379,000	371,420
Hillenbrand, Inc.
4.50%, 09/15/26 (k)	95,000	99,768
United Rentals (North America), Inc.
3.88%, 11/15/27	51,000	52,039
Westinghouse Air Brake Technologies Corporation
3.19%, (3M USD LIBOR + 1.30%), 09/15/21 (b) (c)	375,000	377,589
		1,926,546
Consumer Discretionary 2.6%
Adient US LLC
7.00%, 05/15/26 (a)	13,000	14,167
Dollar Tree, Inc.
2.70%, (3M USD LIBOR + 0.70%), 04/17/20 (b) (c)	400,000	400,027
Fiat Chrysler Automobiles N.V.
5.25%, 04/15/23	103,000	110,144
GLP Financing, LLC
5.75%, 06/01/28	14,000	15,901
KB Home
7.63%, 05/15/23	67,000	75,421
MDC Holdings Inc.
6.00%, 01/15/43	14,000	14,591
NCL Corporation Ltd.
3.63%, 12/15/24 (a)	122,000	123,520
Scientific Games International, Inc.
7.25%, 11/15/29 (a)	70,000	76,026
VOC Escrow Ltd.
5.00%, 02/15/28 (a)	85,000	89,195
Volkswagen Group of America, Inc.
4.63%, 11/13/25 (a)	150,000	166,006
		1,084,998
Information Technology 2.1%
Broadcom Inc.
4.25%, 04/15/26 (a)	75,000	79,680
3.88%, 01/15/27	100,000	103,671
Intel Corporation
1.98%, (3M USD LIBOR + 0.08%), 05/11/20 (b)	250,000	250,004
Microsoft Corporation
3.95%, 08/08/56	50,000	58,978
NXP B.V.
4.13%, 06/01/21 (a)	200,000	204,576
Paypal Holdings, Inc.
2.40%, 10/01/24	115,000	116,060
Radiate HoldCo, LLC
6.88%, 02/15/23 (a)	85,000	86,897
		899,866
Real Estate 1.6%
Boston Properties Limited Partnership
2.75%, 10/01/26	36,000	36,380
2.90%, 03/15/30	110,000	109,725
Equinix, Inc.
3.20%, 11/18/29	66,000	66,359
Service Properties Trust
4.35%, 10/01/24	62,000	63,664
4.75%, 10/01/26	65,000	66,768
Simon Property Group, L.P.
2.45%, 09/13/29	250,000	245,835
VICI Properties Inc.
4.25%, 12/01/26 (a)	65,000	67,073
		655,804
Total Corporate Bonds And Notes (cost $30,230,536)		31,409,322
SENIOR LOAN INTERESTS 18.2%
Consumer Discretionary 6.0%
1011778 B.C. Unlimited Liability Company
Term Loan B4, 3.55%, (1M LIBOR + 1.75%), 11/14/26 (b)	204,130	204,332
Adient US LLC
Term Loan B, 6.14%, (3M LIBOR + 4.25%), 05/03/24 (b)	18,797	18,886
Term Loan B, 6.19%, (3M LIBOR + 4.25%), 05/03/24 (b)	56,015	56,281
American Axle and Manufacturing, Inc.
Term Loan B, 4.05%, (3M LIBOR + 2.25%), 03/10/24 (b)	140,822	140,822
Term Loan B, 4.19%, (3M LIBOR + 2.25%), 03/10/24 (b)	35,012	35,012

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
Aramark Services, Inc.
Term Loan, 3.55%, (1M LIBOR + 1.75%), 03/01/25 (b)	187,000	187,643
Caesars Entertainment Operating Company
Term Loan, 3.80%, (1M LIBOR + 2.00%), 04/03/24 (b)	183,920	184,872
Caesars Resort Collection, LLC
2017 1st Lien Term Loan B, 4.55%, (1M LIBOR + 2.75%), 12/23/24 (b)	146,231	146,383
CityCenter Holdings, LLC
2017 Term Loan B, 4.05%, (1M LIBOR + 2.25%), 04/14/24 (b)	97,225	97,559
CSC Holdings, LLC
2017 1st Lien Term Loan, 3.99%, (1M LIBOR + 2.25%), 07/15/25 (b)	157,975	158,063
Four Seasons Hotels Limited
New 1st Lien Term Loan, 3.80%, (1M LIBOR + 2.00%), 11/30/23 (b)	123,096	123,882
Golden Nugget, Inc.
2017 Incremental Term Loan B, 4.55%, (1M LIBOR + 2.75%), 09/07/23 (b)	4,196	4,206
2017 Incremental Term Loan B, 4.72%, (3M LIBOR + 2.75%), 09/07/23 (b)	83,829	84,039
2017 Incremental Term Loan B, 4.68%, (3M LIBOR + 2.75%), 10/04/23 (b)	94,902	95,140
Marriott Ownership Resorts, Inc.
2019 Term Loan B, 3.55%, (1M LIBOR + 1.75%), 08/29/25 (b)	245,390	246,617
Mohegan Tribal Gaming Authority
2016 Term Loan B, 5.80%, (1M LIBOR + 4.00%), 10/30/23 (b)	196,874	189,420
Numericable Group SA
USD Term Loan B11, 4.55%, (1M LIBOR + 2.75%), 07/31/25 (b)	195,454	193,785
PCI Gaming Authority
Term Loan, 4.30%, (1M LIBOR + 2.50%), 05/15/26 (b)	212,720	213,960
Univision Communications Inc.
Term Loan C5, 4.55%, (1M LIBOR + 2.75%), 03/15/24 (b)	122,518	120,805
		2,501,707
Communication Services 3.3%
Ancestry.com Operations Inc.
2019 Extended Term Loan B, 5.96%, (1M LIBOR + 4.25%), 08/15/26 (b)	113,081	110,891
CenturyLink, Inc.
2017 Term Loan B, 4.55%, (1M LIBOR + 2.75%), 01/15/25 (b)	171,231	171,830
Diamond Sports Group LLC
Term Loan, 5.03%, (1M LIBOR + 3.25%), 08/24/26 (b)	89,775	89,588
Frontier Communications Corp.
2017 Term Loan B1, 5.55%, (1M LIBOR + 3.75%), 05/31/24 (b)	122,481	122,906
Level 3 Financing Inc.
2019 Term Loan B, 3.55%, (1M LIBOR + 1.75%), 03/01/27 (b)	168,664	169,192
Nexstar Broadcasting, Inc.
2019 Term Loan B4, 4.45%, (1M LIBOR + 2.75%), 07/15/26 (b)	249,152	250,313
Sprint Communications, Inc.
1st Lien Term Loan B, 4.31%, (1M LIBOR + 2.50%), 02/01/24 (b)	147,721	146,281
Terrier Media Buyer, Inc.
Term Loan B, 0.00%, (3M LIBOR + 4.25%), 10/04/26 (b) (l)	39,000	39,366
Virgin Media Bristol LLC
USD Term Loan N, 4.24%, (1M LIBOR + 2.50%), 10/03/27 (b)	150,000	150,845
Windstream Services, LLC
Repriced Term Loan B6, 9.75%, (3M PRIME + 5.00%), 03/29/21 (b)	149,237	142,555
		1,393,767
Materials 2.3%
Berry Global, Inc.
USD Term Loan U, 4.22%, (3M LIBOR + 2.50%), 07/01/26 (b)	195,891	196,218
BWAY Holding Company
2017 Term Loan B, 5.23%, (3M LIBOR + 3.25%), 04/03/24 (b)	286,519	285,267
Flex Acquisition Company, Inc.
1st Lien Term Loan, 5.10%, (3M LIBOR + 3.00%), 12/15/23 (b)	68,024	67,372
1st Lien Term Loan, 4.69%, (1M LIBOR + 3.00%), 12/29/23 (b)	1,246	1,234
Hexion Inc
USD Exit Term Loan, 5.60%, (3M LIBOR + 3.50%), 06/27/26 (b)	121,241	121,695
Klockner-Pentaplast of America, Inc.
USD 2017 Term Loan B2, 6.18%, (1M LIBOR + 4.25%), 06/30/22 (b)	147,733	132,664
Messer Industries GmbH
2018 USD Term Loan, 4.44%, (3M LIBOR + 2.50%), 10/10/25 (b)	120,092	120,659
Proampac PG Borrower LLC
2016 1st Lien Term Loan, 5.34%, (3M LIBOR + 3.50%), 11/18/23 (b)	15,105	14,850
2016 1st Lien Term Loan, 5.40%, (3M LIBOR + 3.50%), 11/18/23 (b)	19,352	19,026
2016 1st Lien Term Loan, 5.44%, (3M LIBOR + 3.50%), 11/18/23 (b)	6,845	6,730
2016 1st Lien Term Loan, 7.25%, (3M LIBOR + 3.50%), 11/18/23 (b)	107	105
		965,820
Health Care 1.7%
Air Methods Corporation
2017 Term Loan B, 5.44%, (3M LIBOR + 3.50%), 04/12/24 (b)	89,228	77,851
Alphabet Holding Company, Inc.
2017 1st Lien Term Loan, 5.30%, (1M LIBOR + 3.50%), 08/15/24 (b)	88,640	85,316
Change Healthcare Holdings LLC
2017 Term Loan B, 4.30%, (1M LIBOR + 2.50%), 02/02/24 - 02/03/24 (b)	125,915	126,249
Endo Luxembourg Finance Company I S.a r.l.
2017 Term Loan B, 6.06%, (1M LIBOR + 4.25%), 04/12/24 (b)	132,955	126,972
Phoenix Guarantor Inc
Term Loan B, 6.21%, (1M LIBOR + 4.50%), 02/12/26 (b)	166,250	167,000
RegionalCare Hospital Partners Holdings, Inc.
2018 Term Loan B, 6.30%, (1M LIBOR + 4.50%), 11/09/25 (b)	148,125	149,199
		732,587
Energy 1.7%
Buckeye Partners, L.P.
2019 Term Loan B, 4.44%, (1M LIBOR + 2.75%), 10/10/26 (b)	250,000	251,980
California Resources Corporation
2017 1st Lien Term Loan, 6.55%, (3M LIBOR + 4.75%), 11/08/22 (b)	125,000	111,406
Chesapeake Energy Corporation
2019 Last Out Term Loan, 9.93%, (3M LIBOR + 8.00%), 06/09/24 (b)	50,000	51,417
Lower Cadence Holdings LLC
Term Loan B, 5.80%, (1M LIBOR + 4.00%), 05/10/26 (b)	193,400	190,863
Traverse Midstream Partners LLC
Term Loan, 5.80%, (1M LIBOR + 4.00%), 09/22/24 (b)	98,750	88,678
		694,344
Consumer Staples 1.0%
BJ's Wholesale Club, Inc.
2017 1st Lien Term Loan, 4.49%, (1M LIBOR + 2.75%), 01/26/24 (b)	100,380	100,984
Diamond (BC) B.V.
Term Loan, 4.93%, (3M LIBOR + 3.00%), 07/24/24 (b)	167,437	163,586
JBS USA Lux S.A.
2019 Term Loan B, 3.80%, (1M LIBOR + 2.00%), 04/27/26 (b)	146,265	147,117
		411,687

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
Industrials 1.0%
Gardner Denver, Inc.
2017 USD Term Loan B, 4.55%, (1M LIBOR + 2.75%), 07/30/24 (b)	94,663	95,213
Genesee & Wyoming Inc.
Term Loan, 0.00%, (3M LIBOR + 2.00%), 11/05/26 (b) (l)	76,000	76,651
Tempo Acquisition LLC
Term Loan, 4.55%, (1M LIBOR + 2.75%), 04/20/24 (b)	226,515	227,695
		399,559
Utilities 0.6%
Calpine Corporation
Term Loan B5, 4.20%, (3M LIBOR + 2.25%), 05/23/22 (b)	196,907	197,799
Pacific Gas And Electric Company
DIP Term Loan, 3.97%, (1M LIBOR + 2.25%), 12/31/20 (b) (e)	75,000	75,000
		272,799
Information Technology 0.4%
Radiate Holdco, LLC
1st Lien Term Loan, 4.80%, (1M LIBOR + 3.00%), 12/09/23 (b)	152,646	153,104
Financials 0.2%
BCP Renaissance Parent LLC
2017 Term Loan B, 5.35%, (3M LIBOR + 3.50%), 09/20/24 (b)	100,838	89,115
Total Senior Loan Interests (cost $7,633,075)		7,614,489
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 11.8%
American Airlines, Inc.
Series 2013-B-2, 5.60%, 07/15/20 (a)	47,804	48,448
AmeriCredit Automobile Receivables Trust
Series 2018-A3-1, 3.07%, 01/19/21 (c)	750,000	754,560
Ascentium Equipment Receivables Trust
Series 2018-A2-1A, 2.92%, 12/10/20 (a)	9,270	9,278
Series 2017-A3-2A, 2.31%, 12/10/21 (a)	69,628	69,748
BX Commercial Mortgage Trust
Series 2018-A-IND, 2.49%, (1M USD LIBOR + 0.75%), 10/15/20 (a) (b) (c)	427,945	427,144
CCG Receivables Trust
Series 2018-A2-1, 2.50%, 02/14/21 (a)	38,252	38,321
CIG Auto Receivables Trust
Series 2017-A-1A, 2.71%, 05/15/23 (a)	11,258	11,271
Citibank Credit Card Issuance Trust
Series 2017-A4-A4, 1.93%, (1M USD LIBOR + 0.22%), 04/07/20 (b) (c)	500,000	500,350
COMM Mortgage Trust
Series 2014-A3-CR21, REMIC, 3.53%, 12/12/24	233,576	244,948
Dell Equipment Finance Trust
Series 2018-A2A-1, 2.97%, 10/22/20 (a)	24,283	24,314
DLL LLC
Series 2019-A2-MT3, 2.13%, 01/20/22 (a)	250,000	249,875
GLS Auto Receivables Trust
Series 2019-A-1A, 3.37%, 03/15/21 (a)	81,077	81,545
Series 2018-A-3A, 3.35%, 08/15/22 (a)	27,564	27,674
GM Financial Consumer Automobile Receivables Trust
Series 2019-A2A-4, 1.84%, 11/16/22	250,000	249,685
GreatAmerica Financial Services Corporation
Series 2019-A2-1, 2.97%, 09/15/20 (a)	124,303	124,689
GS Mortgage Securities Corp Trust
Series 2017-B-SLP, REMIC, 3.77%, 10/12/22 (a)	175,000	179,619
HPEFS Equipment Trust
Series 2019-A2-1A, 2.19%, 09/20/29 (a)	100,000	100,098
John Deere Owner Trust
Series 2019-A2-B, 2.28%, 04/15/21	396,000	396,901
Prestige Auto Receivables Trust
Series 2019-A2-1A, 2.44%, 12/15/20 (a)	800,848	801,848
Verizon Owner Trust
Series 2018-A1A-1A, 2.82%, 03/22/21 (a)	500,000	503,172
Volvo Financial Equipment LLC
Series 2019-A2-1A, 2.90%, 10/15/20 (a)	100,672	101,038
Total Non-U.S. Government Agency Asset-Backed Securities (cost $4,935,936)		4,944,526
INVESTMENT COMPANIES 2.5%
Kayne Anderson MLP Investment Co.	2,582	35,967
SPDR Bloomberg Barclays High Yield Bond ETF (c)	9,300	1,018,721
Total Investment Companies (cost $1,040,179)		1,054,688
GOVERNMENT AND AGENCY OBLIGATIONS 0.2%
Municipal 0.2%
Dormitory Authority State of New York
3.19%, 02/15/43 (m)	80,000	80,292
Total Government And Agency Obligations (cost $80,000)		80,292
COMMON STOCKS 0.1%
Communication Services 0.1%
Clear Channel Outdoor Holdings, Inc. (g)	6,438	18,413
iHeartMedia, Inc. (e) (g)	250,000	—
iHeartMedia, Inc. - Class A (g)	310	5,239
		23,652
Energy 0.0%
Chaparral Energy, Inc. - Class A (g)	8,604	15,143
Total Common Stocks (cost $196,887)		38,795
WARRANTS 0.1%
iHeartMedia, Inc. (g) (n)	2,328	35,409
Total Warrants (cost $42,970)		35,409
SHORT TERM INVESTMENTS 3.2%
Investment Companies 3.2%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.54% (o)	1,334,852	1,334,852
Total Short Term Investments (cost $1,334,852)		1,334,852
Total Investments 111.1% (cost $45,494,435)		46,512,373
Total Securities Sold Short (12.2)% (proceeds $4,560,629)		(5,091,625)
Other Derivative Instruments 0.0%		15,483
Other Assets and Liabilities, Net 1.1%		435,193
Total Net Assets 100.0%		41,871,424

(a) The Adviser has deemed this security, which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2019, the value and the percentage of net assets of these liquid securities was $12,609,160 and 30.1% of the Fund.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflect the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) All or a portion of the security is pledged or segregated as collateral.

(d) Perpetual security. Next contractual call date presented, if applicable.

(e) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(f) Security is restricted to resale to institutional investors. See Restricted Securities table following the Schedules of Investments.

(g) Non-income producing security.

(h) As of December 31, 2019, issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

(i) Convertible security.

(j) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(k) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(l) This senior loan will settle after December 31, 2019. If a reference rate and spread is presented, it will go into effect upon settlement.

(m) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2019, the total payable for investments purchased on a delayed delivery basis was $80,000.

(n) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(o) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

	Shares/Par[1]	Value ($)
SECURITIES SOLD SHORT (12.2%)
CORPORATE BONDS AND NOTES (10.6%)
Financials (3.4%)
Bank of America Corporation
3.95%, 01/23/49	(1,250,000)	(1,429,261)
Communication Services (3.2%)
Verizon Communications Inc.
4.52%, 09/15/48	(1,123,000)	(1,347,313)
Materials (1.2%)
International Paper Company
3.00%, 02/15/27	(500,000)	(514,016)
Consumer Discretionary (1.0%)
Harley-Davidson, Inc.
3.50%, 07/28/25	(400,000)	(416,693)
Energy (1.0%)
Southwestern Energy Company
6.20%, 01/23/25 (a)	(432,000)	(398,062)
Information Technology (0.8%)
Intel Corporation
4.10%, 05/11/47	(275,000)	(318,030)
Total Corporate Bonds And Notes (proceeds $3,903,046)		(4,423,375)
GOVERNMENT AND AGENCY OBLIGATIONS (1.6%)
Sovereign (1.6%)
El Gobierno De La Republica Oriental Del Uruguay
4.38%, 10/27/27	(600,000)	(668,250)
Total Government And Agency Obligations (proceeds $657,583)		(668,250)
Total Securities Sold Short (12.2%) (proceeds $4,560,629)		(5,091,625)

(a) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2019.

Unfunded Commitments

	Unfunded Commitment ($)	Appreciation/ (Depreciation) ($)

Pacific Gas And Electric Company – DIP Delayed Draw Term Loan‡	24,875	125
	24,875	125

‡ Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the PPM Funds’ Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Schedules of Investments.

PPM Long Short Credit Fund — Futures Contracts
Reference Entity	Contracts[1]	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Short Contracts
United States 10 Year Note	(24)	March 2020	(3,110,551)	2,625	28,426
United States 10 Year Ultra Bond	(23)	March 2020	(3,273,953)	3,953	37,781
United States 2 Year Note	(6)	April 2020	(1,293,651)	(281)	651
United States 5 Year Note	(41)	April 2020	(4,880,144)	961	17,159
United States Long Bond	(9)	March 2020	(1,433,559)	3,094	30,402
United States Ultra Bond	(4)	March 2020	(751,501)	4,625	24,877
				14,977	139,296

PPM Long Short Credit Fund — Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate (%)	Expiration	Notional[1]	Value ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection
CDX.NA.IG.33 (Q)	1.00	12/20/24	3,380,000	(87,651)	506	(20,409)

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
PPM Large Cap Value Fund
COMMON STOCKS 99.3%
Financials 23.2%
Bank of America Corporation	5,300	186,666
Citigroup Inc.	2,300	183,747
Huntington Bancshares Incorporated	10,500	158,340
JPMorgan Chase & Co.	1,300	181,220
Lincoln National Corporation	2,500	147,525
Morgan Stanley	3,800	194,256
Synovus Financial Corp.	3,800	148,960
The Allstate Corporation	1,400	157,430
The Goldman Sachs Group, Inc.	650	149,455
The Hartford Financial Services Group, Inc.	3,000	182,310
The PNC Financial Services Group, Inc.	700	111,741
Wells Fargo & Company	1,500	80,700
		1,882,350
Information Technology 15.2%
Ads Alliance Data Systems Inc.	800	89,760
Apple Inc.	800	234,920
Avnet, Inc.	2,000	84,880
Cisco Systems, Inc.	2,800	134,288
Intel Corporation	1,400	83,790
International Business Machines Corporation	575	77,073
Leidos Holdings Inc.	1,850	181,097
Microsoft Corporation	800	126,160
Nuance Communications, Inc. (a)	4,800	85,584
Qualcomm Incorporated	1,500	132,345
		1,229,897
Health Care 14.4%
AbbVie Inc.	2,000	177,080
Cigna Holding Company	1,100	224,939
CVS Health Corporation	2,300	170,867
Johnson & Johnson	800	116,696
McKesson Corporation	1,100	152,152
Merck & Co., Inc.	1,400	127,330
Pfizer Inc.	5,000	195,900
		1,164,964
Consumer Discretionary 8.5%
Best Buy Co., Inc.	1,000	87,800
Foot Locker, Inc.	2,700	105,273
General Motors Company	5,200	190,320
Newell Brands Inc.	5,800	111,476
Royal Caribbean Cruises Ltd.	1,450	193,589
		688,458
Industrials 7.8%
Caterpillar Inc.	1,100	162,448
Delta Air Lines Inc.	3,000	175,440
Robert Half International Inc.	1,300	82,095
Spirit Aerosystems Holdings Inc. - Class A	1,600	116,608
Textron Inc.	2,200	98,120
		634,711
Energy 7.3%
Apache Corporation	6,200	158,658
Chevron Corporation	1,600	192,816
Exxon Mobil Corporation	1,500	104,670
Halliburton Company	5,500	134,585
		590,729
Communication Services 7.2%
AT&T Inc.	4,500	175,860
Comcast Corporation - Class A	4,400	197,868
ViacomCBS Inc. - Class B	5,068	212,704
		586,432
Consumer Staples 6.5%
Altria Group, Inc.	3,000	149,730
Archer-Daniels-Midland Company	3,700	171,495
Campbell Soup Company	2,000	98,840
The Kroger Co.	3,700	107,263
		527,328
Utilities 4.6%
The AES Corporation	10,400	206,960
Vistra Energy Corp.	7,400	170,126
		377,086
Materials 3.3%
Berry Global Group, Inc. (a)	3,100	147,219
Nucor Corporation	2,100	118,188
		265,407
Real Estate 1.3%
Simon Property Group, Inc.	700	104,272
Total Common Stocks (cost $7,568,023)		8,051,634
SHORT TERM INVESTMENTS 0.6%
Investment Companies 0.6%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.54% (b)	52,433	52,433
Total Short Term Investments (cost $52,433)		52,433
Total Investments 99.9% (cost $7,620,456)		8,104,067
Other Assets and Liabilities, Net 0.1%		7,238
Total Net Assets 100.0%		8,111,305

(a) Non-income producing security.

(b) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
PPM Mid Cap Value Fund
COMMON STOCKS 99.4%
Financials 22.3%
American Financial Group, Inc.	1,300	142,545
Home BancShares, Inc.	4,600	90,436
Huntington Bancshares Incorporated	9,600	144,768
Janus Henderson Group PLC	6,000	146,700
Reinsurance Group of America, Incorporated	900	146,754
Sterling Bancorp	2,700	56,916
Synovus Financial Corp.	3,900	152,880
TCF Financial Corporation	3,200	149,760
The Allstate Corporation	1,200	134,940
The Hartford Financial Services Group, Inc.	2,400	145,848
		1,311,547
Industrials 13.5%
Delta Air Lines Inc.	2,000	116,960
Kennametal Inc.	4,000	147,560
MasTec Inc. (a)	1,800	115,488
Robert Half International Inc.	1,000	63,150
Spirit Aerosystems Holdings Inc. - Class A	1,200	87,456
Terex Corp.	4,600	136,988
Textron Inc.	2,800	124,880
		792,482
Information Technology 11.8%
Avnet, Inc.	1,800	76,392
Belden Inc.	1,600	88,000
CACI International Inc. - Class A (a)	300	74,997
Leidos Holdings Inc.	1,000	97,890
Nuance Communications, Inc. (a)	4,200	74,886
Semtech Corp. (a)	2,000	105,800
Teradata Corporation (a)	1,800	48,186
Teradyne Inc.	1,000	68,190
Western Digital Corporation	900	57,123
		691,464
Consumer Discretionary 10.9%
Best Buy Co., Inc.	1,000	87,800
Foot Locker, Inc.	2,000	77,980
Helen of Troy Ltd (a)	700	125,853
Newell Brands Inc.	5,100	98,022
Penske Automotive Group, Inc.	1,700	85,374
Royal Caribbean Cruises Ltd.	1,250	166,887
		641,916
Materials 8.5%
Allegheny Technologies Incorporated (a)	2,500	51,650
Berry Global Group, Inc. (a)	1,800	85,482
Huntsman Corp.	3,400	82,144
Nucor Corporation	900	50,652
Reliance Steel & Aluminum Co.	1,100	131,736
Steel Dynamics Inc.	2,800	95,312
		496,976
Health Care 7.4%
Cigna Holding Company	600	122,694
Magellan Health Services Inc. (a)	1,400	109,550
McKesson Corporation	1,000	138,320
Mednax, Inc. (a)	2,400	66,696
		437,260
Utilities 6.9%
PNM Resources, Inc.	2,500	126,775
The AES Corporation	7,700	153,230
Vistra Energy Corp.	5,400	124,146
		404,151
Consumer Staples 6.4%
Campbell Soup Company	2,500	123,550
Ingredion Inc.	1,700	158,015
The Kroger Co.	3,200	92,768
		374,333
Energy 4.4%
Apache Corporation	2,000	51,180
National Oilwell Varco, Inc.	2,700	67,635
PBF Energy Inc. - Class A	4,500	141,165
		259,980
Real Estate 3.9%
Physicians Realty Trust	5,600	106,064
Regency Centers Corp.	2,000	126,180
		232,244
Communication Services 3.4%
Meredith Corporation (b)	1,600	51,952
ViacomCBS Inc. - Class B	3,577	150,127
		202,079
Total Common Stocks (cost $5,571,136)		5,844,432
SHORT TERM INVESTMENTS 1.4%
Securities Lending Collateral 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (c)	52,400	52,400
Investment Companies 0.5%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.54% (c)	27,477	27,477
Total Short Term Investments (cost $79,877)		79,877
Total Investments 100.8% (cost $5,651,013)		5,924,309
Other Assets and Liabilities, Net (0.8)%		(47,819)
Total Net Assets 100.0%		5,876,490

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2019.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

	Shares/Par[1]	Value ($)
PPM Small Cap Value Fund
COMMON STOCKS 99.4%
Financials 23.1%
Ameris Bancorp	4,700	199,938
Axos Financial, Inc. (a)	9,000	272,520
Banc of California, Inc.	11,300	194,134
Home BancShares, Inc.	13,500	265,410
Independent Bank Corp.	3,100	258,075
Janus Henderson Group PLC	9,000	220,050
National General Holdings Corp.	7,500	165,750
Renasant Corporation	7,500	265,650
Sterling Bancorp	11,000	231,880
TCF Financial Corporation	6,300	294,840
Western Alliance Bancorp	3,100	176,700
		2,544,947
Industrials 17.2%
Aerojet Rocketdyne Holdings, Inc. (a)	3,300	150,678
Apogee Enterprises, Inc.	6,000	195,000
GATX Corporation	3,200	265,120
Kennametal Inc.	8,300	306,187
SkyWest Inc.	4,300	277,909
Steelcase Inc. - Class A	7,000	143,220
Terex Corp.	9,300	276,954
Triumph Group Inc.	11,000	277,970
		1,893,038
Information Technology 15.1%
Belden Inc.	3,700	203,500
Benchmark Electronics, Inc.	3,900	134,004
CACI International Inc. - Class A (a)	1,100	274,989
CSG Systems International, Inc.	3,200	165,696
KBR, Inc.	3,600	109,800
Photronics Inc. (a)	8,600	135,536
Semtech Corp. (a)	4,500	238,050
SYNNEX Corporation	1,400	180,320
Teradata Corporation (a)	3,500	93,695
Verint Systems Inc. (a)	2,300	127,328
		1,662,918
Consumer Discretionary 9.9%
American Axle & Manufacturing Holdings, Inc. (a)	27,500	295,900
Helen of Troy Ltd (a)	1,600	287,664
Penske Automotive Group, Inc.	5,200	261,144
Skechers U.S.A. Inc. - Class A (a)	5,700	246,183
		1,090,891
Health Care 8.3%
Integer Holdings Corporation (a)	2,800	225,204
Magellan Health Services Inc. (a)	4,000	313,000
Mednax, Inc. (a)	6,500	180,635
Owens & Minor Inc.	12,600	65,142
Premier Healthcare Solutions, Inc. - Class A (a)	3,400	128,792
		912,773
Real Estate 7.2%
Brandywine Realty Trust	10,400	163,800
DiamondRock Hospitality Co.	18,800	208,304
Kite Realty Naperville, LLC	11,800	230,454
Physicians Realty Trust	10,000	189,400
		791,958
Energy 5.9%
Helix Energy Solutions Group, Inc. (a)	25,000	240,750
Patterson-UTI Energy Inc.	18,300	192,150
PBF Energy Inc. - Class A	7,100	222,727
		655,627
Materials 5.2%
Allegheny Technologies Incorporated (a)	10,500	216,930
Olin Corporation	11,500	198,375
Reliance Steel & Aluminum Co.	1,300	155,688
		570,993
Consumer Staples 3.4%
Cott Corporation	19,600	268,128
Ingredion Inc.	1,200	111,540
		379,668
Utilities 2.5%
PNM Resources, Inc.	5,500	278,905
Communication Services 1.6%
Meredith Corporation (b)	5,500	178,585
Total Common Stocks (cost $10,670,276)		10,960,303
SHORT TERM INVESTMENTS 2.2%
Securities Lending Collateral 1.6%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.56% (c)	180,125	180,125
Investment Companies 0.6%
State Street Institutional U.S. Government Money Market Fund - Premier Class, 1.54% (c)	65,457	65,457
Total Short Term Investments (cost $245,582)		245,582
Total Investments 101.6% (cost $10,915,858)		11,205,885
Other Assets and Liabilities, Net (1.6)%		(176,980)
Total Net Assets 100.0%		11,028,905

(a) Non-income producing security.

(b) All or a portion of the security was on loan as of December 31, 2019.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2019.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Schedules of Investments

December 31, 2019

Currency Abbreviations:

USD - United States Dollar

Abbreviations:

CDX.NA.IG - Credit Derivatives Index - North American - Investment Grade
DIP - Debtor-in-Possession
ETF - Exchange Traded Fund
LIBOR - London Interbank Offered Rate
PRIME - Wall Street Journal Prime Rate
REMIC - Real Estate Mortgage Investment Conduit
U.S. or US - United States

Counterparty Abbreviations:

BOA - Bancamerica Securities/Bank of America NA.
MLP - Merrill Lynch Professional Clearing Corp.
SSB - State Street Brokerage Services, Inc.

1Par and notional amounts are listed in USD unless otherwise noted. Futures are quoted in contracts.

2For Funds with derivatives that received or paid periodic payments, the frequency of periodic payments are defined as follows: (A) - Annually; (E) - Expiration Date; (M) - Monthly; (Q) - Quarterly; (S) - Semi-Annually.

See accompanying Notes to Financial Statements.

Abbreviations, counterparties and additional footnotes are defined on page 40

PPMFunds

Statements of Assets and Liabilities

December 31, 2019

	PPM Core Plus Fixed Income Fund	PPM Floating Rate Income Fund	PPM High Yield Core Fund	PPM Long Short Credit Fund	PPM Large Cap Value Fund	PPM Mid Cap Value Fund	PPM Small Cap Value Fund
Assets
Investments - unaffiliated, at value	$51,720,618	$54,872,224	$56,683,429	$46,512,373	$8,104,067	$5,924,309	$11,205,885
Variation margin on futures	4,121	—	1,680	15,258	—	—	—
Variation margin on swap agreements	75	—	—	506	—	—	—
Cash	1,087	317,980	—	19,403	—	—	1,463
Receivable from:
Investment securities sold	—	188,687	17,544	713,496	—	—	—
Dividends and interest	309,171	107,903	764,689	313,348	12,171	9,164	10,566
Adviser	20,832	16,604	17,462	14,706	2,480	1,572	3,430
Deposits with brokers and counterparties	71,343	4,345	19,580	182,539	—	—	—
Other assets	2,253	2,624	2,191	2,409	869	782	940
Total assets	52,129,500	55,510,367	57,506,575	47,774,038	8,119,587	5,935,827	11,222,284
Liabilities
Cash overdraft	—	—	58,567	—	—	—	—
Foreign currency overdraft	17	—	—	—	—	—	—
Securities sold short, at value	—	—	—	5,091,625	—	—	—
Variation margin on futures	9,492	—	—	281	—	—	—
Payable for:
Investment securities purchased	746,141	1,919,667	179,791	697,993	—	—	—
Return of securities loaned	—	116,665	1,606,904	—	—	52,400	180,125
Dividends/interest on securities sold short	—	—	—	66,526	—	—	—
Interest expense and brokerage charges	—	—	—	4,761	—	—	—
Advisory fees	18,411	24,805	24,424	20,268	4,061	3,447	7,434
Administrative fees	4,603	4,510	4,440	4,054	677	492	929
Board of trustee fees	85	100	71	101	—	34	246
Chief compliance officer fees	1,810	1,705	1,757	1,695	244	199	469
Other expenses	16,344	15,297	15,800	15,310	3,300	2,765	4,176
Total liabilities	796,903	2,082,749	1,891,754	5,902,614	8,282	59,337	193,379
Net assets	$51,332,597	$53,427,618	$55,614,821	$41,871,424	$8,111,305	$5,876,490	$11,028,905
Net assets consist of:
Paid-in capital	$49,189,159	$54,465,126	$55,048,614	$42,348,992	$7,889,936	$6,118,737	$11,433,224
Total distributable earnings (loss)	2,143,438	(1,037,508)	566,207	(477,568)	221,369	(242,247)	(404,319)
Net assets	$51,332,597	$53,427,618	$55,614,821	$41,871,424	$8,111,305	$5,876,490	$11,028,905
Net assets - Institutional Class	$51,332,597	$53,427,618	$55,614,821	$41,871,424	$8,111,305	$5,876,490	$11,028,905
Shares outstanding - Institutional Class	4,936,795	5,480,993	5,514,343	4,229,947	796,128	619,545	1,130,443
Net asset value per share - Institutional Class	$10.40	$9.75	$10.09	$9.90	$10.19	$9.49	$9.76
Investments - unaffiliated, at cost	$49,899,193	$55,286,244	$54,920,134	$45,494,435	$7,620,456	$5,651,013	$10,915,858
Proceeds from securities sold short	—	—	—	4,560,629	—	—	—
Securities on loan included in
investments - unaffiliated, at value	382,438	337,791	1,579,937	—	—	51,952	178,585

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Operations

For the Year Ended December 31, 2019

	PPM Core Plus Fixed Income Fund	PPM Floating Rate Income Fund	PPM High Yield Core Fund	PPM Long Short Credit Fund	PPM Large Cap Value Fund	PPM Mid Cap Value Fund	PPM Small Cap Value Fund
Investment income
Dividends	$—	$30,242	$100,509	$73,932	$204,849	$124,727	$158,557
Foreign taxes withheld	—	—	—	—	—	—	(620)
Interest	1,892,422	2,768,736	3,135,322	2,382,739	—	—	—
Securities lending	1,146	4,310	34,774	—	29	97	558
Total investment income	1,893,568	2,803,288	3,270,605	2,456,671	204,878	124,824	158,495

Expenses
Advisory fees	215,383	284,745	290,329	254,342	42,996	37,816	78,300
Administrative fees	53,845	51,772	52,787	50,868	7,166	5,402	9,788
Legal fees	25,146	23,834	24,523	23,663	3,430	2,551	4,789
Transfer agent fees	26,797	25,805	26,130	25,554	7,907	7,211	8,911
Board of trustee fees	26,527	25,380	25,966	25,171	3,548	2,685	4,973
Chief compliance officer fees	16,249	15,561	15,905	15,433	2,166	1,647	3,065
Registration and filing fees	8,359	8,018	8,300	7,947	453	283	1,010
Dividends/interest on securities sold short	—	—	—	198,567	—	—	—
Net short holdings borrowing fees	—	—	—	47,765	—	—	—
Other expenses	5,952	5,756	5,797	5,755	730	559	1,015
Total expenses	378,258	440,871	449,737	655,065	68,396	58,154	111,851
Expense waiver	(108,988)	(78,436)	(80,144)	(52,613)	(14,628)	(9,513)	(13,926)
Net expenses	269,270	362,435	369,593	602,452	53,768	48,641	97,925
Net investment income (loss)	1,624,298	2,440,853	2,901,012	1,854,219	151,110	76,183	60,570

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	1,177,722	(472,439)	(832,684)	749,606	(260,412)	(464,882)	(651,372)
Securities sold short	—	—	—	(152,060)	—	—	—
Futures contracts	182,064	(55,444)	(339,238)	(1,422,923)	—	—	—
Swap agreements	(5,094)	—	—	(89,643)	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	2,433,895	2,230,015	5,414,701	3,047,928	1,433,975	1,307,674	2,507,193
Investment securities sold short	—	—	—	(595,898)	—	—	—
Foreign currency	(17)	—	—	—	—	—	—
Futures contracts	(104,911)	18,207	92,138	577,880	—	—	—
Swap agreements	5,078	—	—	(53,655)	—	—	—
Net realized and unrealized gain (loss)	3,688,737	1,720,339	4,334,917	2,061,235	1,173,563	842,792	1,855,821
Change in net assets from operations	$5,313,035	$4,161,192	$7,235,929	$3,915,454	$1,324,673	$918,975	$1,916,391

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Changes in Net Assets

For the Year Ended December 31, 2019

	PPM Core Plus Fixed Income Fund	PPM Floating Rate Income Fund	PPM High Yield Core Fund	PPM Long Short Credit Fund	PPM Large Cap Value Fund	PPM Mid Cap Value Fund	PPM Small Cap Value Fund
Operations
Net investment income (loss)	$1,624,298	$2,440,853	$2,901,012	$1,854,219	$151,110	$76,183	$60,570
Net realized gain (loss)	1,354,692	(527,883)	(1,171,922)	(915,020)	(260,412)	(464,882)	(651,372)
Net change in unrealized appreciation
(depreciation)	2,334,045	2,248,222	5,506,839	2,976,255	1,433,975	1,307,674	2,507,193
Change in net assets from operations	5,313,035	4,161,192	7,235,929	3,915,454	1,324,673	918,975	1,916,391
Distributions to shareholders
From distributable earnings
Institutional Class	(2,415,331)	(2,466,640)	(2,870,699)	(1,803,726)	(149,362)	(70,838)	(47,781)
Total distributions to shareholders	(2,415,331)	(2,466,640)	(2,870,699)	(1,803,726)	(149,362)	(70,838)	(47,781)
Share transactions[1]
Proceeds from the sale of shares
Institutional Class	54,782,875	767,031	748,325	746,884	1,319,628	439,877	989,377
Reinvestment of distributions
Institutional Class	2,286,024	2,102,417	2,446,852	1,803,726	148,884	70,838	41,505
Cost of shares redeemed
Institutional Class	(58,832,116)	(65,539)	(66,235)	(11,365,169)	(225,247)	(72,773)	(73,796)
Change in net assets from
share transactions	(1,763,217)	2,803,909	3,128,942	(8,814,559)	1,243,265	437,942	957,086
Change in net assets	1,134,487	4,498,461	7,494,172	(6,702,831)	2,418,576	1,286,079	2,825,696
Net assets beginning of year	50,198,110	48,929,157	48,120,649	48,574,255	5,692,729	4,590,411	8,203,209
Net assets end of year	$51,332,597	$53,427,618	$55,614,821	$41,871,424	$8,111,305	$5,876,490	$11,028,905

[1]Share transactions
Shares sold
Institutional Class	5,263,340	78,849	75,573	76,165	137,625	47,867	108,498
Reinvestment of distributions
Institutional Class	220,167	216,499	247,208	184,263	14,654	7,488	4,266
Shares redeemed
Institutional Class	(5,644,279)	(6,727)	(6,712)	(1,151,536)	(23,439)	(7,922)	(7,890)
Change in shares
Institutional Class	(160,772)	288,621	316,069	(891,108)	128,840	47,433	104,874
Purchases and sales of long term
investments
Purchase of securities	$34,572,778	$28,296,797	$43,209,352	$41,867,018	$3,251,114	$2,466,535	$4,780,404
Purchase of U.S. government securities	21,845,306 (a)	—	—	—	—	—	—
Total purchases	$56,418,084	$28,296,797	$43,209,352	$41,867,018	$3,251,114	$2,466,535	$4,780,404
Proceeds from sales of securities	$34,874,426	$30,894,841	$40,208,678	$51,221,754	$2,021,397	$2,029,814	$3,843,980
Proceeds from sales of U.S. government
securities	24,316,579 (a)	—	—	341,020	—	—	—
Total proceeds from sales	$59,191,005	$30,894,841	$40,208,678	$51,562,774	$2,021,397	$2,029,814	$3,843,980
Securities sold short covers	$—	$—	$—	$2,373,584	$—	$—	$—
Securities sold short proceeds	$—	$—	$—	$3,885,877	$—	$—	$—

(a)	Amounts exclude $2,286,107 and $1,907,157 of purchases and sales, respectively, of dollar roll transaction securities.

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Changes in Net Assets

For the Year Ended December 31, 2018

	PPM Core Plus Fixed Income Fund(a)	PPM Floating Rate Income Fund(b)	PPM High Yield Core Fund(a)	PPM Long Short Credit Fund(a)
Operations
Net investment income (loss)	$762,912	$1,331,490	$1,290,044	$840,161
Net realized gain (loss)	(181,153)	(55,152)	24,299	(39,987)
Net change in unrealized appreciation
(depreciation)	(560,344)	(2,659,709)	(3,727,070)	(2,370,301)
Change in net assets from operations	21,415	(1,383,371)	(2,412,727)	(1,570,127)
Distributions to shareholders
From distributable earnings
Institutional Class	(789,149)	(1,348,828)	(1,412,909)	(1,039,348)
Total distributions to shareholders	(789,149)	(1,348,828)	(1,412,909)	(1,039,348)
Share transactions[1]
Proceeds from the sale of shares
Institutional Class	50,282,086	90,407,643	50,724,773	50,133,382
Reinvestment of distributions
Institutional Class	671,758	1,186,479	1,210,512	1,039,348
Cost of shares redeemed
Institutional Class	—	(39,943,766)	—	—
Change in net assets from
share transactions	50,953,844	51,650,356	51,935,285	51,172,730
Change in net assets	50,186,110	48,918,157	48,109,649	48,563,255
Net assets beginning of year	12,000	11,000	11,000	11,000
Net assets end of year	$50,198,110	$48,929,157	$48,120,649	$48,574,255

[1]Share transactions
Shares sold
Institutional Class	5,029,490	9,109,027	5,073,616	5,013,379
Reinvestment of distributions
Institutional Class	68,077	121,148	124,658	106,576
Shares redeemed
Institutional Class	—	(4,038,803)	—	—
Change in shares
Institutional Class	5,097,567	5,191,372	5,198,274	5,119,955
(a)	Period from commencement of operations July 16, 2018.
(b)	Period from commencement of operations May 1, 2018.

See accompanying Notes to Financial Statements.

PPMFunds

Statements of Changes in Net Assets

For the Year Ended December 31, 2018

	PPM Large Cap Value Fund(a)	PPM Mid Cap Value Fund(a)	PPM Small Cap Value Fund(a)
Operations
Net investment income (loss)	$82,389	$49,753	$36,923
Net realized gain (loss)	58,923	50,256	174,490
Net change in unrealized appreciation
(depreciation)	(950,364)	(1,034,378)	(2,219,317)
Change in net assets from operations	(809,052)	(934,369)	(2,007,904)
Distributions to shareholders
From distributable earnings
Institutional Class	(145,178)	(156,015)	(268,510)
Total distributions to shareholders	(145,178)	(156,015)	(268,510)
Share transactions[1]
Proceeds from the sale of shares
Institutional Class	6,491,339	5,513,780	15,533,780
Reinvestment of distributions
Institutional Class	144,620	156,015	229,843
Cost of shares redeemed
Institutional Class	—	—	(5,295,000)
Change in net assets from
share transactions	6,635,959	5,669,795	10,468,623
Change in net assets	5,681,729	4,579,411	8,192,209
Net assets beginning of year	11,000	11,000	11,000
Net assets end of year	$5,692,729	$4,590,411	$8,203,209

[1]Share transactions
Shares sold
Institutional Class	649,134	552,537	1,495,594
Reinvestment of distributions
Institutional Class	17,054	19,575	28,875
Shares redeemed
Institutional Class	—	—	(500,000)
Change in shares
Institutional Class	666,188	572,112	1,024,469

(a)	Period from commencement of operations May 1, 2018.

See accompanying Notes to Financial Statements.

PPMFunds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from				Supplemental data					Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)	Net realized gains on investment transactions($)	Net asset value, end of period($)	Total return(%)	Net assets,end of period (in thousands)($)	Portfolio turnover (%)(c)		Net expenses to average net assets(%)		Total expenses to average net assets(%)		Net investment income (loss) to average net assets(%)

PPM Core Plus Fixed Income Fund

Institutional Class
12/31/19		9.85	0.31	0.71	1.02	(0.31)	(0.16)	10.40	10.51	51,333	108	(d)	0.50		0.70		3.02
12/31/18	*	10.00	0.15	(0.14)	0.01	(0.16)	—	9.85	0.07	50,198	25	(d)	0.50		0.78		3.30

PPM Floating Rate Income Fund

Institutional Class
12/31/19		9.42	0.46	0.33	0.79	(0.46)	—	9.75	8.55	53,428	56		0.70		0.85		4.71
12/31/18	*	10.00	0.29	(0.57)	(0.28)	(0.30)	—	9.42	(3.05)	48,929	34		0.70		0.95		4.41

PPM High Yield Core Fund

Institutional Class
12/31/19		9.26	0.54	0.83	1.37	(0.54)	—	10.09	15.02	55,615	78		0.70		0.85		5.50
12/31/18	*	10.00	0.25	(0.71)	(0.46)	(0.26)	(0.02)	9.26	(4.74)	48,121	18		0.70		0.92		5.53

PPM Long Short Credit Fund

Institutional Class
12/31/19		9.49	0.36	0.40	0.76	(0.35)	—	9.90	8.08	41,871	74		1.18	(e)	1.29	(e)	3.65
12/31/18	*	10.00	0.17	(0.47)	(0.30)	(0.17)	(0.04)	9.49	(3.08)	48,574	38		0.97	(e)	1.14	(e)	3.64

PPM Large Cap Value Fund

Institutional Class
12/31/19		8.53	0.20	1.65	1.85	(0.19)	—	10.19	21.71	8,111	29		0.75		0.95		2.11
12/31/18	*	10.00	0.13	(1.37)	(1.24)	(0.13)	(0.10)	8.53	(12.45)	5,693	17		0.75		1.04		1.88

PPM Mid Cap Value Fund

Institutional Class
12/31/19		8.02	0.13	1.46	1.59	(0.12)	—	9.49	19.78	5,876	38		0.90		1.08		1.41
12/31/18	*	10.00	0.09	(1.79)	(1.70)	(0.09)	(0.19)	8.02	(16.96)	4,590	24		0.90		1.18		1.34

PPM Small Cap Value Fund

Institutional Class
12/31/19		8.00	0.06	1.74	1.80	(0.04)	—	9.76	22.53	11,029	40		1.00		1.14		0.62
12/31/18	*	10.00	0.04	(1.77)	(1.73)	(0.04)	(0.23)	8.00	(17.29)	8,203	22		1.00		1.21		0.64

*

Commencement of operations was as follows: May 1, 2018 - PPM Floating Rate Income Fund, PPM Large Cap Value Fund, PPM Mid Cap Value Fund and PPM Small Cap Value Fund; July 16, 2018 - PPM Core Plus Fixed Income Fund, PPM High Yield Core Fund and PPM Long Short Credit Fund.

(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)

Portfolio turnover is not annualized for periods of less than one year. Dollar roll transactions are excluded for purposes of calculating portfolio turnover. Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

(d)	Portfolio turnover including dollar roll transactions for PPM Core Plus Fixed Income Fund was 31% in 2018 and 113% in 2019.
(e)	The net and total expense ratios to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for the following Funds were as follows:
	December 31, 2019 (%)	December 31, 2018 (%)
PPM Long Short Credit Fund
Institutional Class – Net expenses / Total expenses [1]	0.70/0.81	0.70/0.87
[1] Fund contractually waives a portion of advisory fees.

See accompanying Notes to Financial Statements.

PPMFunds

Notes to Financial Statements

December 31, 2019

NOTE 1. ORGANIZATION

PPM Funds (the “Trust”) is an open-ended management investment company, organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated November 9, 2017, as amended and restated March 12, 2018. The Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended ("the 1940 Act"), and its shares are registered under the Securities Act of 1933, as amended ("the 1933 Act"). The Trust consists of nine series, seven of which are available for purchase by investors (collectively, the “Funds” and each individually a “Fund”): PPM Core Plus Fixed Income Fund, PPM Floating Rate Income Fund, PPM High Yield Core Fund, PPM Long Short Credit Fund, PPM Large Cap Value Fund, PPM Mid Cap Value Fund and PPM Small Cap Value Fund. PPM Core Fixed Income Fund and PPM Investment Grade Credit Fund have not yet commenced operations. The Funds offer only Institutional Class shares. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective, policies and strategies. The Funds are classified as diversified under the 1940 Act, except PPM Floating Rate Income Fund, which is classified as a non-diversified fund.

PPM America, Inc. (“PPM” or “Adviser”) serves as the investment adviser of the Funds, with responsibility for the professional investment supervision and management of the Funds. The Adviser is an indirect, wholly-owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America or with the Prudential Assurance Company, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Jackson National Asset Management LLC (“JNAM” or “Administrator”), an affiliate of PPM, serves as the administrator. JNAM is an indirect wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), a US-based financial services company, which in turn is an indirect, wholly-owned subsidiary of Prudential plc.

On July 24, 2019, the Board approved Plans of Liquidation and Termination of the PPM Credit Fund and PPM Strategic Income Fund. Beginning August 1, 2019, PPM Credit Fund and PPM Strategic Income Fund no longer accepted new investments. Pursuant to the Plans of Liquidation, PPM Credit Fund and PPM Strategic Income Fund ceased operations on September 17, 2019.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with US generally accepted accounting principles (“GAAP”).

Security Valuation. Under the Trust’s valuation policy and procedures, the Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Trust and certain members of JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available or are determined to be not reflective of market value. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. For fair valuation determinations that are deemed material, the Board is promptly notified of the fair valuation.

The net asset value ("NAV") of a Fund's shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (normally, 4:00 PM Eastern Time, Monday through Friday). Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Debt securities are generally valued by independent pricing services approved by the Board. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. Term loans are generally valued at the composite bid prices provided by approved pricing services. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the current day’s mid-price. Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange. The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with information obtained from external third party price providers.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent fair value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of US securities markets. Securities are fair valued based on observable and unobservable inputs, including the Administrator's or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Administrator may utilize pricing services or other sources in determining the fair value of an investment. Factors considered to determine fair value may include fundamental analytical data relating to

PPMFunds

Notes to Financial Statements

December 31, 2019

the security; the nature and duration of restrictions, if any, on the disposition of the security; trading volume on markets, exchanges, or among dealers; evaluation of the forces which influence the market in which the security is traded; the type of security; the financial statements of the issuer, or other financial information about the issuer; the cost of the security at its date of purchase; the size of the Fund’s holding; the discount from market value of unrestricted securities of the same class, if applicable, at the time of purchase or at a later date; reports prepared by analysts; information as to any transactions in or offers for the security; the existence of any merger proposal, tender offer or other extraordinary event relating to the security; the price and extent of public or dealer trading in similar securities or derivatives of the issuer or of comparable companies; trading in depositary receipts; foreign currency exchange activity; changes in the interest rate environment; trading prices of financial products that are tied to baskets of foreign securities; and any other matters considered relevant.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The amount and timing of distributions are determined in accordance with federal income tax regulations which may differ from GAAP. Dividends from net investment income are declared daily and paid monthly for PPM Core Plus Fixed Income Fund, PPM Floating Rate Income Fund, PPM High Yield Core Fund and PPM Long Short Credit Fund. PPM Large Cap Value Fund, PPM Mid Cap Value Fund and PPM Small Cap Value Fund declare and pay dividends from net investment income, if any, annually. Distributions of net realized capital gains, if any, are declared and distributed at least annually for all the Funds only to the extent they exceeded available capital loss carryovers.

Other Service Providers. State Street Bank and Trust Company (“State Street” or "Custodian") acts as custodian and securities lending agent for the Funds. The Custodian has custody of all securities and cash of the Trust maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

The Trust has entered into a Transfer Agency Agreement with UMB Fund Services, Inc. UMB Fund Services, Inc. is the transfer agent and dividend disbursing agent of all shares.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses are determined on the specific identification basis. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations. Interest income, including level-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements. In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. The amendments in this ASU modify the disclosure requirements on fair value measurements. Among the requirements, entities will be required to make additional disclosures about significant unobservable inputs in developing Level 3 fair value measurements and are permitted to remove disclosure of the amount and reason for transfers between Level 1 and Level 2. This ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management has elected early adoption for the removal of the transfers between Level 1 and Level 2 disclosure and is currently evaluating the impact that the remainder of the ASU will have on the Funds’ financial statements.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820, "Fair Value Measurement". This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about

PPMFunds

Notes to Financial Statements

December 31, 2019

fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, swap agreements valued by pricing services, ADRs and GDRs for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Administrator's own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; private placements; or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Administrator regularly compares current day prices with prior day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Administrator challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Administrator uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments as of December 31, 2019, by valuation level.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
PPM Core Plus Fixed Income Fund
Assets - Securities
Government And Agency Obligations	—	23,480,130	—	23,480,130
Corporate Bonds And Notes	—	19,612,700	143,861	19,756,561
Non-U.S. Government Agency Asset-Backed Securities	—	6,590,327	—	6,590,327
Senior Loan Interests[2]	—	877,921	52,588	930,509
Short Term Investments	963,179	—	—	963,179
	963,179	50,561,078	196,449	51,720,706
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	22,358	—	—	22,358
	22,358	—	—	22,358
Liabilities - Investments in Other Financial Instruments[1]
Futures Contracts	(67,199)	—	—	(67,199)
Centrally Cleared Credit Default Swap Agreements	—	(2,954)	—	(2,954)
	(67,199)	(2,954)	—	(70,153)
PPM Floating Rate Income Fund
Assets - Securities
Senior Loan Interests[2]	—	47,315,865	1,361,573	48,677,438
Investment Companies	1,497,968	—	—	1,497,968
Corporate Bonds And Notes	—	1,298,528	—	1,298,528
Warrants	—	10,693	—	10,693
Common Stocks	6,952	—	—	6,952
Short Term Investments	3,380,858	—	—	3,380,858
	4,885,778	48,625,086	1,361,573	54,872,437
Liabilities - Securities
Senior Loan Interests[2]	—	(372)	—	(372)
	—	(372)	—	(372)
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	2,692	—	—	2,692
	2,692	—	—	2,692

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December 31, 2019

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Total ($) .
PPM High Yield Core Fund
Assets - Securities
Corporate Bonds And Notes	—	50,303,162	134,774	50,437,936
Senior Loan Interests	—	2,456,353	—	2,456,353
Investment Companies	1,420,060	—	—	1,420,060
Common Stocks	97,982	—	—	97,982
Warrants	—	44,063	—	44,063
Short Term Investments	2,227,035	—	—	2,227,035
	3,745,077	52,803,578	134,774	56,683,429
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	16,474	—	—	16,474
	16,474	—	—	16,474
PPM Long Short Credit Fund
Assets - Securities
Corporate Bonds And Notes	—	31,265,461	143,861	31,409,322
Senior Loan Interests[2]	—	7,539,489	75,125	7,614,614
Non-U.S. Government Agency Asset-Backed Securities	—	4,944,526	—	4,944,526
Investment Companies	1,054,688	—	—	1,054,688
Government And Agency Obligations	—	80,292	—	80,292
Common Stocks	38,795	—	—	38,795
Warrants	—	35,409	—	35,409
Short Term Investments	1,334,852	—	—	1,334,852
	2,428,335	43,865,177	218,986	46,512,498
Liabilities - Securities
Corporate Bonds And Notes	—	(4,423,375)	—	(4,423,375)
Government And Agency Obligations	—	(668,250)	—	(668,250)
	—	(5,091,625)	—	(5,091,625)
Assets - Investments in Other Financial Instruments[1]
Futures Contracts	139,296	—	—	139,296
	139,296	—	—	139,296
Liabilities - Investments in Other Financial Instruments[1]
Centrally Cleared Credit Default Swap Agreements	—	(20,409)	—	(20,409)
	—	(20,409)	—	(20,409)
PPM Large Cap Value Fund
Assets - Securities
Common Stocks	8,051,634	—	—	8,051,634
Short Term Investments	52,433	—	—	52,433
	8,104,067	—	—	8,104,067
PPM Mid Cap Value Fund
Assets - Securities
Common Stocks	5,844,432	—	—	5,844,432
Short Term Investments	79,877	—	—	79,877
	5,924,309	—	—	5,924,309
PPM Small Cap Value Fund
Assets - Securities
Common Stocks	10,960,303	—	—	10,960,303
Short Term Investments	245,582	—	—	245,582
	11,205,885	—	—	11,205,885

1 Derivatives are reflected at the unrealized appreciation (depreciation) on the instrument.

2  Unfunded commitments are not reflected in Total Investments in the Schedules of Investments. Net unrealized appreciation (depreciation) is reflected as an asset or liability in the table. See Unfunded Commitments table following the Schedules of Investments.

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation. The Funds recognize transfers between levels as of the beginning of the year for financial reporting purposes. There were no significant transfers into or out of Level 3 for the year. There were no significant Level 3 valuations for which unobservable valuation inputs were developed at December 31, 2019.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. All Funds are approved to participate in agency based securities lending with State Street. Per the securities lending agreements, State Street is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral. Each Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: US equities – 102%; US corporate fixed income – 102%; US government fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral requirements are evaluated at the close of each business day; any additional collateral required is typically delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. State Street has agreed to indemnify the Funds in the event of default by a third party borrower. A Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Funds bear the market risk with respect to the collateral investment and securities loaned. The Funds also bear the risk that State Street may default on its obligations to the Funds. Non-cash collateral may include US

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Notes to Financial Statements

December 31, 2019

government securities; US government agencies’ debt securities; and US government-sponsored agencies’ debt securities and mortgage-backed securities. Certain Funds receive non-cash collateral in the form of securities received, which the Funds may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities. For non-cash collateral, the Funds receive lending fees negotiated with the borrower. State Street has agreed to indemnify the Funds with respect to the market risk related to the non-cash collateral investments.

The cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust, which is an open-end management company registered under the 1940 Act. The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of the State Street Navigator Securities Lending Government Money Market Portfolio.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as Payable for Return of securities loaned. Investments acquired with such cash collateral are included in Investments - unaffiliated, at value on the Statements of Assets and Liabilities. The value of securities on loan is included in Investments - unaffiliated, at value on the Statements of Assets and Liabilities. Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan.

US Government Agencies or Government Sponsored Enterprises. Certain Funds may invest in US government agencies or government sponsored enterprises. US government securities are obligations of, and in certain cases, guaranteed by, the US government, its agencies or instrumentalities. Some US government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the US government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the US Department of the Treasury (“US Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the US government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. US government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the US government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the US Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the US Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The US Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities. The Funds may own certain investment securities that are unregistered and thus restricted as to resale. These securities may also be referred to as “private placements”. Unregistered securities may be classified as “illiquid” because there is no readily available market for sale of the securities. Where future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Senior and Junior Loans. Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (Junior loans) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Unfunded Commitments. Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in Other assets or Payable for Investment securities purchased in the Statements of Assets and Liabilities, as applicable, and Net change in unrealized appreciation (depreciation) on investments - unaffiliated in the Statements of Operations.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from a Fund and a counterparty or segregated at the Custodian and is managed pursuant to the terms of the agreement. US Treasury Bills and US dollars are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments. Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in Receivable for Deposits with brokers and counterparties or Payable for Deposits from counterparties in the Statements of Assets and Liabilities.

Counterparty Agreements. Certain Funds enter into various types of agreements with counterparties, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that

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Notes to Financial Statements

December 31, 2019

improves legal certainty. A Fund may net exposure and collateralize multiple transaction types governed by the same agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the agreements.

These agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Adviser attempts to limit counterparty risk by only entering into agreements with counterparties that the Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in exchange traded or centrally cleared derivatives, the Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. Variation margin on the Statements of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by PPM and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election of early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Prime Brokerage Arrangements and Other Securities Borrowing Agreements. Certain Funds may enter into Prime Brokerage Arrangements or Securities Borrowing Agreements to facilitate execution and/or clearing of listed equity option transactions or short sales of securities between the Fund and select counterparties. The arrangements provide general guidelines surrounding the rights, obligations and other events, including but not limited to, margin, execution and settlement. These arrangements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Cash margin and securities delivered as collateral are typically in the possession of the prime broker or lending agent and offset any obligations due to the prime broker or lending agent. Cash collateral held at the prime broker is reflected in Cash collateral segregated for short sales in the Statements of Assets and Liabilities. In the event of default, the value of securities sold short will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

Futures Contracts. A Fund may buy and sell futures on, among other things, financial instruments, individual equity securities, securities indices, interest rates, currencies and inflation indices. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Swap Agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO.

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Notes to Financial Statements

December 31, 2019

A Fund enters into a swap agreement in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yield the desired return. In addition, the Fund may enter into swap agreements to manage certain risks and to implement investment strategies in a more efficient manner.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund. Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities. Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Credit Default Swap Agreements. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or the seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs and the counterparty fulfills its payment obligation under the swap agreement, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years. If an event of default occurs, the Fund (if the seller) must pay the buyer the full notional value of the reference obligation as disclosed in the Schedules of Investments. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement. If the Fund is a buyer of protection, the Fund pays the fixed rate. If the Fund is a seller of protection, the Fund receives the fixed rate.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset. FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent features in derivative instruments, as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year; (2) A summary table of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2019. Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on each Fund’s respective statements; (3) A summary table of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2019. For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities. Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table; and (4) A table reflecting each Fund’s average monthly derivative volume for the year ended December 31, 2019.

PPM Core Plus Fixed Income Fund Derivative Strategies - The Fund entered into futures contracts to hedge duration and to increase the Fund’s exposure to interest rate or yield curve risk. The Fund entered into credit default swap agreements as a substitute for investment in physical securities and to increase or decrease the Fund’s exposure to credit risk or hedge credit risk in a particular name, industry or sector.

PPM Core Plus Fixed Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2019
Derivative instruments assets:
[2] Variation margin on futures	—	—	—	—	4,121	4,121
[2] Variation margin on swap agreements	—	75	—	—	—	75
Total derivative instruments assets	—	75	—	—	4,121	4,196
Derivative instruments liabilities:
[2] Variation margin on futures	—	—	—	—	9,492	9,492
Total derivative instruments liabilities	—	—	—	—	9,492	9,492
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019
Net realized gain (loss) on:
Futures	—	—	—	—	182,064	182,064
Swap agreements	—	(5,094)	—	—	—	(5,094)
Net change in unrealized appreciation (depreciation) on:
Futures	—	—	—	—	(104,911)	(104,911)
Swap agreements	—	5,078	—	—	—	5,078

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Notes to Financial Statements

December 31, 2019

PPM Core Plus Fixed Income Fund – Average Derivative Volume1

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	11,005,001	—	—	—	439,262	—

PPM Long Short Credit Fund Derivative Strategies - The Fund entered into futures contracts to manage or adjust the risk profile of the Fund, establish net short positions for individual markets, currencies and securities and adjust the Fund’s portfolio duration. The Fund entered into credit default swap agreements to manage or adjust the risk profile of the Fund, to replace more traditional direct investments or to obtain exposure to certain markets.

PPM Long Short Credit Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2019
Derivative instruments assets:
[2] Variation margin on futures	—	—	—	—	15,258	15,258
[2] Variation margin on swap agreements	—	506	—	—	—	506
Total derivative instruments assets	—	506	—	—	15,258	15,764
Derivative instruments liabilities:
[2] Variation margin on futures	—	—	—	—	281	281
Total derivative instruments liabilities	—	—	—	—	281	281
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2019
Net realized gain (loss) on:
Futures	—	—	—	—	(1,422,923)	(1,422,923)
Swap agreements	—	(89,643)	—	—	—	(89,643)
Net change in unrealized appreciation (depreciation) on:
Futures	—	—	—	—	577,880	577,880
Swap agreements	—	(53,655)	—	—	—	(53,655)

PPM Long Short Credit Fund – Average Derivative Volume1

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	20,813,878	—	—	—	4,247,692	—

1 The derivative instruments outstanding as of December 31, 2019, as disclosed in the Schedules of Investments, and the amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2019, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

2 Derivative asset or liability is not eligible for offset, and a Derivative and Financial Instruments Eligible for Offset table is not presented for the asset or liability, as applicable.

The derivative strategy for Funds which held only one type of derivative during the year is as follows: PPM Floating Rate Income Fund and PPM High Yield Core Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates.

The derivative instruments outstanding as of December 31, 2019, as disclosed in the Schedules of Investments, and the amounts of realized gains and losses and change in unrealized gains and losses on derivative instruments during the year ended December 31, 2019, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds. For Funds which held only one type of derivative during the year, the average monthly derivative volume is as follows:

Notional Value at Purchase of Futures Contracts ($)
PPM Floating Rate Income Fund	715,346
PPM High Yield Core Fund	3,254,532

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Notes to Financial Statements

December 31, 2019

Pledged Collateral. The following table summarizes cash and securities collateral pledged for the Funds at December 31, 2019:

		Futures Contracts	Swap Agreements
	Counterparties	Pledged or Segregated Cash($)	Pledged or Segregated Cash($)
PPM Core Plus Fixed Income Fund	MLP	66,957	4,386
PPM Floating Rate Income Fund	BOA	4,345	—
PPM High Yield Core Fund	MLP	19,580	—
PPM Long Short Credit Fund	MLP	152,889	29,650

		Securities Sold Short
	Lending Agent/Prime Broker	Segregated Securities($)
PPM Long Short Credit Fund	SSB	7,956,023

None of the futures contracts held by the Funds are subject to master netting agreements or a similar agreement and are not eligible for offset in the Statements of Assets and Liabilities as of December 31, 2019. Net exposure to the Funds for futures contracts is the variation margin in addition to any collateral pledged for the initial margin on the futures contracts.

NOTE 7. INVESTMENT RISKS AND REGULATORY MATTERS

The Funds' risks include, but are not limited to, the following:

Credit Risk. Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. A Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Corporate, Sovereign Entity, and Bank Loan Risk. Commercial banks, sovereign entities, and other financial institutions or institutional investors make corporate loans to companies or sovereign entities that need capital to grow, restructure, or for infrastructure projects. These instruments are commonly referred to as loans or bank loans. Borrowers generally pay interest on corporate loans at floating rates that change in response to changes in market interest rates such as the LIBOR, the prime rates of US banks or another relevant index. As a result, the value of such loan investments is generally less exposed to the adverse effects of interest rate fluctuations than investments that pay a fixed rate of interest. However, the market for certain loans may not be sufficiently liquid, and a Fund may have difficulty selling them. It may take longer than seven days for transactions in loans to settle. Certain loans may be classified as illiquid securities. Additionally, because a loan may not be considered a security, a Fund may not be afforded the same legal protections afforded securities under federal securities laws. Thus, a Fund generally must rely on contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Equity Securities Risk. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. As a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions, the price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities. A Fund could lose money if a company in which it invests becomes financially distressed. Generally preferred stocks rank before common stocks in their claim on income for dividend payments and on assets should the company be liquidated. The rights of common stockholders are subordinate to all other claims on a company’s assets including, debt holders and preferred stockholders.

High-Yield Bonds, Lower-Rated Bonds, and Unrated Securities Risk. High-yield bonds, lower-rated bonds, and certain unrated securities are broadly referred to as junk bonds, and are considered below investment-grade by a nationally recognized statistical rating organization (“NRSRO”). Junk bonds are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. As a result, an investment in junk bonds is considered speculative. High-yield bonds may be subject to liquidity risk, and a Fund may not be able to sell a high-yield bond at the price at which it is currently valued.

Issuer Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. Long-term fixed-income securities normally have more price volatility than short-term fixed-income securities.

PPMFunds

Notes to Financial Statements

December 31, 2019

Investment Style Risk. The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

Senior Loans Risk. The senior loans in which a Fund invests are usually rated below investment grade. The amount of public information with respect to loans may be less extensive than that available for registered or exchange listed securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. A secured senior loan may not be adequately collateralized. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value.

Market Risk. Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Liquidity Risk. Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if a Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

Leverage Risk. Certain transactions, such as reverse repurchase agreements, futures, forwards, swaps, or other derivative instruments, include the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations or to meet asset segregation requirements. The effect of using leverage is to increase the Fund’s potential gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has entered into an Investment Advisory and Management Agreement (the "Investment Advisory Agreement") with PPM. Subject to the oversight of the Trust’s Board of Trustees, PPM is responsible for managing the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management to the Funds. Pursuant to the Investment Advisory Agreement, PPM receives an annual fee accrued daily and payable monthly, at an annual rate of 0.40% of the average daily net assets of the PPM Core Plus Fixed Income Fund, 0.55% of the average daily net assets of the PPM Floating Rate Income Fund, 0.55% of the average daily net assets of the PPM High Yield Core Fund, 0.50% of the average daily net assets of the PPM Long Short Credit Fund, 0.60% of the average daily net assets of the PPM Large Cap Value Fund, 0.70% of the average daily net assets of the PPM Mid Cap Value Fund and 0.80% of the average daily net assets of the PPM Small Cap Value Fund.

The Trust has entered into an Administration Agreement with JNAM, an affiliate of PPM. Pursuant to the Administration Agreement, JNAM receives an annual fee accrued daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of each Fund. In return for the fees paid under the Administration Agreement, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. This includes, among other things, fund accounting; calculation of the daily NAV of each Fund; monitoring the Funds’ expense accruals; calculating monthly total return; prospectus and statement of additional information compliance monitoring; preparing certain financial statements of the Trust; and preparing the Trust’s regulatory filings. In addition, JNAM, at its own expense, arranges for legal, audit, custody (except overdraft and interest expense), printing and mailing of financial statements and prospectuses, a portion of the Chief Compliance Officer costs, and other services necessary for the operation of the Funds. Each Fund is responsible for investment advisory services; transfer agency services; trading expenses including brokerage commissions; interest expenses; taxes; costs and expenses associated with short sales; nonrecurring and extraordinary expenses; registration fees; license fees; directors’ and officers’ insurance; the fees and expenses of the independent Trustees; independent legal counsel to the independent Trustees; and a portion of the costs associated with the Chief Compliance Officer.

Advisory Fee Waivers. The Trust and the Adviser have entered into an Expense Limitation Agreement whereby PPM has contractually agreed to waive a portion of its management fee and/or reimburse expenses for each of the Funds to the extent necessary to limit the annualized ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, dividend and interest expenses related to short sales, indirect expenses of investing in other investment companies, and extraordinary expenses) to 0.50% for the PPM Core Plus Fixed Income Fund, 0.70% for the PPM Floating Rate Income Fund, 0.70% for the PPM High Yield Core Fund, 0.70% for the PPM Long Short Credit Fund, 0.75% for the PPM Large Cap Value Fund, 0.90% for the PPM Mid Cap Value Fund and 1.00% for the PPM Small Cap Value Fund through April 30, 2020. Any waived amounts are not subject to future recoupment by the Adviser.

Security Transactions. Security transactions can occur in the Funds where both the buyer and seller of the security are portfolios or accounts for which PPM serves as the Adviser. Such transactions occur to eliminate transaction costs normally associated with security trading activity. Such transactions are subject to compliance with Rule 17a-7 under the 1940 Act (“Rule 17a-7 transactions”) and are reviewed by the Chief Compliance Officer. Rule 17a-7 trades are executed at current market price at the time of the transaction. There were no 17a-7 transactions that were deemed significant by the Administrator during the year ended December 31, 2019.

PPMFunds

Notes to Financial Statements

December 31, 2019

NOTE 9. INCOME TAX MATTERS

Each Fund is treated as a separate tax payer for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company ("RIC") and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required.

The following information for the Funds is presented on an income tax basis. Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, premium amortization or paydown reclassifications, reclassifications on the sale of passive foreign investment company ("PFIC") or Real Estate Investment Trust ("REIT") securities, net operating losses, accounting treatment of notional principal contracts and partnerships, equalization and other distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Total Distributable Earnings (Loss)($)	Paid-in Capital($)
PPM High Yield Core Fund	9,203	(9,203)
PPM Long Short Credit Fund	1,039	(1,039)

At December 31, 2019, the following Funds had capital loss carryforwards available for US federal income tax purposes to offset future net realized capital gains. The amount and character of the capital loss carryforwards are listed in the table below.

	Capital Loss Carryforwards with No Expiration
	Short Term ($)	Long Term ($)	Total ($)
PPM Floating Rate Income Fund	321,613	239,511	561,124
PPM High Yield Core Fund	985,047	223,861	1,208,908
PPM Long Short Credit Fund	304,063	656,042	960,105
PPM Large Cap Value Fund	105,509	129,881	235,390
PPM Mid Cap Value Fund	218,091	277,228	495,319
PPM Small Cap Value Fund	329,304	134,502	463,806

At December 31, 2019, the following Funds had capital, currency and/or passive foreign investment company (“PFIC”) mark-to-market losses realized after October 31, 2019 (“Post-October losses”), which were deferred for tax purposes to the first day of the following fiscal year, January 1, 2020:

Amount($)
PPM Floating Rate Income Fund	53,975
PPM Large Cap Value Fund	10,684
PPM Mid Cap Value Fund	2,943
PPM Small Cap Value Fund	152,261

As of December 31, 2019, the cost of investments and the components of net unrealized appreciation (depreciation) for the Funds were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
PPM Core Plus Fixed Income Fund	49,911,398	1,879,848	(70,628)	1,809,220
PPM Floating Rate Income Fund	55,294,660	232,950	(655,386)	(422,436)
PPM High Yield Core Fund	54,928,902	2,375,694	(621,167)	1,754,527
PPM Long Short Credit Fund
Long Investments	45,496,000	1,483,076	(466,703)	1,016,373
Short Investments	4,560,630	29,556	(560,551)	(530,995)
PPM Large Cap Value Fund	7,638,373	890,513	(424,819)	465,694
PPM Mid Cap Value Fund	5,674,227	602,802	(352,720)	250,082
PPM Small Cap Value Fund	11,004,775	1,140,662	(939,552)	201,110

As of December 31, 2019, the components of net unrealized appreciation (depreciation) for derivatives were as follows:

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
PPM Core Plus Fixed Income Fund
Futures/Futures Options Contracts	(44,841)	—	—	—
Swap Agreements	(9,479)	—	(3,487)	(3,487)
PPM Floating Rate Income Fund
Futures/Futures Options Contracts	2,692	—	—	—
PPM High Yield Core Fund
Futures/Futures Options Contracts	16,474	—	—	—

PPMFunds

Notes to Financial Statements

December 31, 2019

	Tax Cost/Premiums/Adjustment($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
PPM Long Short Credit Fund
Futures/Futures Options Contracts	139,296	—	—	—
Swap Agreements	(63,760)	—	(23,892)	(23,892)

As of December 31, 2019, the components of distributable taxable earnings for US federal income tax purposes were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
PPM Core Plus Fixed Income Fund	136,801	207,910	1,798,727	—
PPM Floating Rate Income Fund	186	—	(476,570)	(561,124)
PPM High Yield Core Fund	20,588	—	1,754,527	(1,208,908)
PPM Long Short Credit Fund	20,927	—	461,610	(960,105)
PPM Large Cap Value Fund	1,749	—	455,010	(235,390)
PPM Mid Cap Value Fund	5,933	—	247,139	(495,319)
PPM Small Cap Value Fund	12,789	—	46,698	(463,806)

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for certain tax basis adjustments.

The tax character of distributions paid during the Funds’ fiscal year ended December 31, 2019 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)	Return of Capital($)
PPM Core Plus Fixed Income Fund	2,167,704	247,627	—
PPM Floating Rate Income Fund	2,466,640	—	—
PPM High Yield Core Fund	2,870,699	—	—
PPM Long Short Credit Fund	1,803,726	—	—
PPM Large Cap Value Fund	149,362	—	—
PPM Mid Cap Value Fund	70,838	—	—
PPM Small Cap Value Fund	47,781	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the year ended December 31, 2019.

The tax character of distributions paid during the Funds’ fiscal year ended December 31, 2018 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain($)	Return of Capital($)
PPM Core Plus Fixed Income Fund	789,149	—	—
PPM Floating Rate Income Fund	1,348,828	—	—
PPM High Yield Core Fund	1,360,524	52,385	—
PPM Long Short Credit Fund	931,733	107,615	—
PPM Large Cap Value Fund	145,178	—	—
PPM Mid Cap Value Fund	155,959	56	—
PPM Small Cap Value Fund	267,927	583	—

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2018 and 2019, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2019.

NOTE 10. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes to financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Funds and Board of Trustees
PPM Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the Funds listed in the Appendix (the Funds), each a series within PPM Funds, including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years (or period since commencement of operations listed in the Appendix) in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the two-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years (or period since commencement of operations listed in the Appendix) in the two-year period then ended, and the financial highlights, for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

Emphasis of a Matter

As discussed in Note 1, Organization, on July 24, 2019, the Board approved Plans of Liquidation and Termination of the PPM Credit Fund and PPM Strategic Income Fund. Beginning August 1, 2019, PPM Credit Fund and PPM Strategic Income Fund no longer accepted new investments. Pursuant to the Plans of Liquidation, PPM Credit Fund and PPM Strategic Income Fund ceased operations on September 17, 2019.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with custodians, transfer agents and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more JNL investment companies since 2018.

Chicago, Illinois
February 21, 2020

Report of Independent Registered Public Accounting Firm

Appendix

PPM Core Plus Fixed Income Fund (commenced operations July 16, 2018)
PPM Floating Rate Income Fund (commenced operations May 1, 2018)
PPM High Yield Core Fund (commenced operations July 16, 2018)
PPM Long Short Credit Fund (commenced operations July 16, 2018)
PPM Large Cap Value Fund (commenced operations May 1, 2018)
PPM Mid Cap Value Fund (commenced operations May 1, 2018)
PPM Small Cap Value Fund (commenced operations May 1, 2018)

PPMFunds

Additional Disclosures (Unaudited)

December 31, 2019

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%)	Beginning Account Value 07/01/19($)	Ending Account Value 12/31/19($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/19($)	Ending Account Value 12/31/19($)	Expenses Paid During Period($)†
PPM Core Plus Fixed Income Fund
Institutional Class	0.50	1,000.00	1,027.40	2.56	1,000.00	1,022.68	2.55
PPM Floating Rate Income Fund
Institutional Class	0.70	1,000.00	1,027.00	3.58	1,000.00	1,021.68	3.57
PPM High Yield Core Fund
Institutional Class	0.70	1,000.00	1,041.80	3.60	1,000.00	1,021.68	3.57
PPM Long Short Credit Fund
Institutional Class	1.20	1,000.00	1,027.60	6.13	1,000.00	1,019.16	6.11
PPM Large Cap Value Fund
Institutional Class	0.75	1,000.00	1,090.50	3.95	1,000.00	1,021.42	3.82
PPM Mid Cap Value Fund
Institutional Class	0.90	1,000.00	1,061.40	4.68	1,000.00	1,020.67	4.58
PPM Small Cap Value Fund
Institutional Class	1.00	1,000.00	1,059.70	5.19	1,000.00	1,020.16	5.09

† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Other Federal Income Tax Information. The information reported below is for the year ended December 31, 2019. Qualified dividend information will be provided on each shareholders' 2019 Form 1099-DIV.

For year ended December 31, 2019, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Internal Revenue Code ("Code"), as qualified dividends:

PPM High Yield Core Fund	0.22%
PPM Large Cap Value Fund	100.00%
PPM Mid Cap Value Fund	99.16%
PPM Small Cap Value Fund	100.00%

For the year ended December 31, 2019, the following Funds hereby designate the following percentages, or the maximum amount allowable under the Code, as distributions eligible for the dividends received deduction for corporations:

PPM High Yield Core Fund	0.22%
PPM Large Cap Value Fund	100.00%
PPM Mid Cap Value Fund	99.16%
PPM Small Cap Value Fund	100.00%

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the Transfer Agent by calling the Funds toll-free at 1-844-446-4PPM (1-844-446-4776).

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available (1) without charge, upon request by calling 1-844-446-4PPM (1-844-446-4776), (2) by writing PPM Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, (3) online at www.ppmamerica.com/ppmfunds, and (4) by visiting the SEC’s website at www.sec.gov.

PPMFunds

Additional Disclosures (Unaudited)

December 31, 2019

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-844-446-4PPM (1-844-446-4776) or by writing PPM Funds, P.O. Box 2175, Milwaukee, Wisconsin 53201-2175, or visiting www.ppmamerica.com/ppmfunds.

Trustees and Officers of PPM Funds (“Trust”)

Name and (Age)

	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years:	Other Directorships Held During Past 5 Years
Interested Trustee
Mark Mandich (59)[1]	Trustee [2] Chief Executive Officer and President	Since inception

Chief Executive Officer of PPM (5/2015 to present) and President of PPM (12/2015 to present), previously Executive Vice President and Chief Operating Officer, PPM (11/2000 to 4/2015); Chief Executive Officer, Curian Capital LLC (8/2014 to 5/2015); Manager, Curian Capital LLC (5/2015 to present); Manager, Curian Clearing LLC (5/2015 to present)

None.
Independent Trustees
Kevin Callahan (54)	Trustee [2]	Since inception	Founder, Fairway Capital (1/2017 to present), previously Chief Operating Officer, Adams Street Partners (7/1994 to 12/2016)	None.
Ronald A. Nyberg (66)	Trustee [2] and Independent Chair of the Board of Trustees	Since inception	Partner, Momkus LLC (7/2016 to present), previously Partner, Nyberg & Cassioppi, LLC (10/2000 to 6/2016)

Trustee, Guggenheim Funds Trust, Guggenheim Variable Funds Trust, Guggenheim Strategy Funds Trust, Transparent Value Trust, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset/Claymore Inflation-Linked Securities & Income Fund, Advent Convertible & Income Fund, Guggenheim Taxable Municipal Managed Duration Trust, Guggenheim Strategic Opportunities Fund, Guggenheim Credit Allocation Fund, Guggenheim Energy & Income Fund, Fiduciary/Claymore MLP Opportunity Fund and Guggenheim Enhanced Equity Income Fund.

Janet D. Olsen (63)	Trustee [2]	Since inception	Retired (1/2014 to present)	Director, ETF Series Solutions.
[1] Mr. Mandich is an “interested person” of the Trust due to his position with PPM, the Adviser.
[2] The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

[3]  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Trustees and Officers of PPM Funds (“Trust”)

Name and (Age)	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years:
Officers
Thomas E. Barnicle (59)	Vice President	Since inception	Executive Vice President and Chief Administrative Officer of PPM (10/2015 to present); Senior Vice President, Information Technology and Office Services of PPM (5/2010 to 10/2015)
Emily J. Bennett (36)	Vice President and Secretary	Since inception

Assistant Vice President of JNAM (2/2018 to present) and Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 5/2012 to present, and 3/2016 to 7/2018); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Mary T. Capasso (48)	Vice President, Chief Legal Officer and Assistant Secretary	Since inception

Senior Vice President and General Counsel of PPM (6/2018 to present); Vice President and Deputy General Counsel of PPM (8/2015 to 6/2018); previously Assistant General Counsel of Harris Associates LP (until 8/2015)

Daniel W. Koors (49)	Vice President, Treasurer, and Principal Financial Officer	Since inception

Senior Vice President of JNAM (1/2009 to present) and Chief Operating Officer of JNAM (4/2011 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016); Vice President of other investment companies advised by JNAM (1/2018 to present, 12/2006 to present, and 8/2012 to 7/2018); Treasurer and Chief Financial Officer (Principal Financial Officer) of other investment companies advised by JNAM (9/2006 to present and 10/2011 to present)

Michael H. Markowitz (55)	Vice President	Since inception

Executive Vice President of PPM (3/2018 to present) and Head of Business Development (12/2016 to present); Senior Managing Director of PPM (12/2016 to 2/2018); previously Senior Managing Director, Corporate Strategy, Head of Traditional Asset Management, Mesirow Financial (4/2014-11/2016)

Colleen P. McDermott (59)	Vice President	Since inception	Senior Managing Director, Product Management of PPM (8/2017 to present); previously Managing Director, Senior Product Manager, Guggenheim Investments (5/2011 to 6/2017)
Mark D. Nerud (53)	Principal Executive Officer	Since inception

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015); President and Chief Executive Officer (Principal Executive Officer) of other investment companies advised by JNAM (8/2014 to present, 12/2006 to present, and 8/2012 to 7/2018)

Joseph O’Boyle (57)	Chief Compliance Officer and Anti-Money Laundering Officer	Since inception

Vice President of JNAM (8/2015 to present); Acting Chief Compliance Officer of JNAM (6/2018 to 8/2018); Vice President of other investment companies advised by JNAM (1/2018 to present); Acting Chief Compliance Officer and Acting Anti-Money Laundering Officer of other investment companies advised by JNAM (6/2018 to 8/2018), Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

Rebecca A. Paulzine (40)	Vice President and Assistant Secretary	Since November 2018	Vice President and Senior Counsel of PPM (9/2018 to present); Associate General Counsel, Edward Jones (9/2014 to 9/2018)

Trustees and Officers of PPM Funds (“Trust”)

Name and (Age)	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years:
Officers
Susan S. Rhee (48)	Vice President and Assistant Secretary	Since inception

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (10/2011 to present, 2/2004 to present, and 8/2012 to 7/2018); Vice President, Chief Legal Officer, and Secretary of Curian Series Trust (11/2010 to 2/2016)

The business address of the Interested Trustee and each officer affiliated with PPM is 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606. The address of the Independent Trustees is c/o PPM Funds, 225 W. Wacker Drive, Suite 1200, Chicago, IL 60606. The business address of each officer affiliated with JNAM is 1 Corporate Way, Lansing, MI 48951.

Trustees and Officers of PPM Funds (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The Independent Trustees received the following compensation for their services for the twelve-month period ended December 31, 2019:

Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust
Kevin Callahan	$49,000	$0	$0	$49,000
Ronald A. Nyberg	$49,000	$0	$0	$49,000
Janet D. Olsen	$49,000	$0	$0	$49,000

PPM Funds

(the “Trust”)

CONSIDERATION AND APPROVAL OF THE ADVISORY AGREEMENT

The Board of Trustees of the Trust (“Board”) oversees the management of the Trust and its separate series (each a “Fund” and collectively the “Funds”) and, as required by law, determines annually whether to approve the continuation of the Trust’s advisory agreement (“Advisory Agreement”) with PPM America, Inc. (“PPM” or the “Adviser”) with respect to each existing Fund, and also determines whether to approve the Advisory Agreement with respect to new Funds.

At in-person meetings held on July 24, 2019 and August 27-28, 2019, the Board, including all of the trustees who are not interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of the Advisory Agreement for each existing Fund. At the August 27-28, 2019 meeting, the Board also considered information relating to the approval of the Advisory Agreement with respect to two new Funds: PPM Core Fixed Income Fund and PPM Investment Grade Credit Fund (each, a “New Fund,” and collectively, the “New Funds”).

In advance of the meetings, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the Advisory Agreement. The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration of the Advisory Agreement. At the conclusion of the Board’s discussions, the Board approved the continuation of the Advisory Agreement through September 30, 2020 and approved the Advisory Agreement with respect to the New Funds.

In reviewing the Advisory Agreement and considering the information, the Board was advised by independent legal counsel. The Board considered the factors it deemed relevant, as applicable, including: (1) the nature, quality and extent of the services provided; (2) the investment performance of each Fund; (3) the cost of services for each Fund; (4) profitability data; (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows; and (6) other benefits that may accrue to PPM through its relationship with the Trust.

Before approving the Advisory Agreement, the Independent Trustees met in multiple executive sessions over the course of several weeks with their independent legal counsel to consider the materials provided by PPM and to consider the terms of the Advisory Agreement. Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board, including the interested and Independent Trustees, concluded that the Advisory Agreement is in the best interests of the shareholders of each Fund. In reaching its conclusions and exercising its business judgment, the Board considered numerous factors, including those noted above and described further below. The Board’s conclusions as to the approval of the Advisory Agreement were based on a comprehensive consideration of all information provided to the Board, and were not based on any single factor alone. Some of the factors that figured particularly in the Board’s deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

Nature, Quality and Extent of Services

The Board examined the nature, quality, and extent of the services provided by PPM.

The Board considered the services provided by PPM as adviser to the Funds. The Board noted that PPM furnishes the Funds with investment advisory services, subject to the supervision of the Board, and in conformity with the stated policies of each Fund. The Board also considered information provided by PPM regarding the firm’s track record and experience managing accounts and strategies similar to the Funds. The Board also considered the various business-related risks PPM faces as a result of advising the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant. The Board also took into account that PPM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ administrator, distributor, transfer agent and custodian. In this regard, the Board considered that PPM negotiates certain service providers’ fees and evaluates service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered PPM’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, risk management, and support and reporting provided to the Board in connection with its Board and Committee meetings.

The Board reviewed the qualifications, backgrounds and responsibilities of PPM’s senior management, including the individuals responsible for managing the Funds. The Board also reviewed information pertaining to PPM’s organizational structure, financial condition, investment operations, and other relevant information pertaining to PPM. The Board considered compliance reports regarding PPM, both from PPM’s Chief Compliance Officer and the Funds’ Chief Compliance Officer.

Based on the foregoing, the Board concluded that each existing Fund is likely to continue to benefit from the nature, extent and quality of the services provided by PPM under the Advisory Agreement, and that each New Fund is likely to benefit from the nature, extent and quality of the services to be provided by PPM under the Advisory Agreement.

Investment Performance of the Funds

Existing Funds

The Board considered the investment performance of each existing Fund as described in quarterly reports prepared by PPM. The Board noted that PPM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies. The Board also considered the performance of each Fund, including how the Fund’s performance on a gross basis (unless otherwise noted) compared to the performance of a group of comparable funds (“peer group”) identified by an independent data service and how the Fund performed versus its primary benchmark index (“benchmark”). The Board noted that comparisons to peer groups provide a helpful way to evaluate the Funds’ performance, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer groups may change from time to time. The Board also considered information furnished by PPM at the Board’s request, comparing the performance of each Fund relative to a peer group identified by PPM as representative of peer funds that are similarly positioned to the Funds in the marketplace.

In considering performance, the Board noted that each Fund commenced operations in 2018 and therefore, with the exception of PPM Strategic Income Fund,1 had a limited performance record against which to evaluate PPM. In this regard, the Board also considered that PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as each Fund. Accordingly, the Board also considered information provided by PPM regarding the composite performance of accounts managed by PPM with similar investment strategies to the Funds.

Certain performance data considered by the Board is summarized below. Unless otherwise noted, the performance data summarized below is for periods ended on March 31, 2019.

PPM Core Plus Fixed Income Fund. The Board considered that the Fund outperformed its benchmark and performed in the first quintile of its peer group for the since inception period. The Board also noted that the Fund commenced operations in July 2018 and had less than one year of performance history as of March 31, 2019. The Board noted, therefore, that it would be prudent to allow the Adviser more time to develop its performance record with the Fund.

PPM Credit Fund. The Board considered that the Fund performed in the first quintile of its peer group, though it underperformed its benchmark for the since inception period. The Board also considered that it had approved the liquidation of the Fund, which was expected to occur on or about September 27, 2019.

PPM Floating Rate Income Fund. The Board considered that the Fund underperformed its benchmark and peer group median for the since inception period. The Board considered that the Fund’s more recent performance had improved, with the Fund outperforming its benchmark for the one-year period ended June 30, 2019. The Board also considered that the Fund commenced operations in May 2018 and had less than one year of performance history as of March 31, 2019. The Board noted, therefore, that it would be prudent to allow the Adviser more time to develop its performance record with the Fund.

PPM High Yield Core Fund. The Board considered that the Fund underperformed its benchmark and peer group median for the since inception period. The Board considered that the Fund’s more recent performance had improved, with the Fund outperforming its benchmark for the year-to-date period ended June 30, 2019. The Board also considered that the Fund commenced operations in July 2018 and had less than one year of performance history as of March 31, 2019. The Board noted, therefore, that it would be prudent to allow the Adviser more time to develop its performance record with the Fund.

PPM Long Short Credit Fund. The Board considered that the Fund underperformed its benchmark and peer group median for the since inception period. The Board considered that the Fund’s more recent performance had improved, with the Fund outperforming its benchmark by over 400 basis points for the year-to-date period ended June 30, 2019. The Board also considered that the Fund commenced operations in July 2018 and had less than one year of performance history as of March 31, 2019. The Board noted, therefore, that it would be prudent to allow the Adviser more time to develop its performance record with the Fund.

PPM Strategic Income Fund.2 The Board considered that the Fund outperformed its benchmark and its peer group median for the three- and five-year periods, though it underperformed both measures for the one-year period. The Board also considered that it had approved the liquidation of the Fund, which was expected to occur on or about September 27, 2019.

PPM Large Cap Value Fund. The Board considered that the Fund underperformed its benchmark and peer group median for the since inception period. The Board considered that the Fund commenced operations in May 2018 and had less than one year of performance history as of March 31, 2019. The Board noted, therefore, that it would be prudent to allow the Adviser more time to develop its performance record with the Fund.

1 The Board noted that PPM Strategic Income Fund’s performance track record for periods prior to July 2, 2018 is that of JNL/PPM America Strategic Income Fund (the “Predecessor Fund”), a series of JNL Strategic Income Fund LLC that merged into PPM Strategic Income Fund.

2 Reflects performance of the Predecessor Fund for periods prior to July 2, 2018.

PPM Mid Cap Value Fund. The Board considered that the Fund underperformed its benchmark and peer group median for the since inception period. The Board considered that the Fund commenced operations in May 2018 and had less than one year of performance history as of March 31, 2019. The Board noted, therefore, that it would be prudent to allow the Adviser more time to develop its performance record with the Fund.

PPM Small Cap Value Fund. The Board considered that the Fund underperformed its benchmark and peer group median for the since inception period. The Board considered that the Fund’s more recent performance had improved, with the Fund outperforming its benchmark for the year-to-date period ended June 30, 2019. The Board also considered that the Fund commenced operations in May 2018 and had less than one year of performance history as of March 31, 2019. The Board noted, therefore, that it would be prudent to allow the Adviser more time to develop its performance record with the Fund.

New Funds:

The Board took into account that the New Funds had not commenced operations and that there was no actual performance data to review. The Board considered, however, that PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as the New Funds. Accordingly, the Board considered information provided by PPM regarding the composite performance of accounts managed by PPM with similar investment strategies to the New Funds.

Costs of Services

Existing Funds

The Board reviewed the advisory fee rates paid to PPM by each Fund as well as the total expense ratio of each Fund. The Board reviewed such fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated each Fund’s contractual advisory fees and total expense ratios (net of waivers) in comparison to the contractual advisory fees and total expense ratios of each Fund’s peer group. The Board noted that comparisons to peer groups provide a helpful way to evaluate the Funds’ fees, but took into account that peer group universes are constantly evolving, and as such, the universe of comparable funds in the Funds’ peer groups may change from time to time. The Board also considered the contractual management fees and total expenses of each Fund relative to a peer group identified by PPM at the Board’s request, which represented funds that the Adviser believed to be similarly positioned to the Funds in the marketplace.

In considering the Funds’ fees and expenses, the Board also considered that PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as each Fund. Accordingly, the Board also considered information provided by PPM regarding the fees charged by PPM to accounts with similar investment strategies to the Funds.

The Board also considered that PPM has entered into an Expense Limitation Agreement with each Fund through April 30, 2020, whereby PPM contractually agreed to waive a portion of its management fee and/or reimburse expenses for each of the Funds to the extent necessary to limit the annualized ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, dividend and interest expenses related to short sales, indirect expenses of investing in other investment companies, and extraordinary expenses) to 0.50% for the PPM Core Plus Fixed Income Fund, 0.55% for the PPM Credit Fund, 0.70% for the PPM Floating Rate Income Fund, 0.70% for the PPM High Yield Core Fund, 0.70% for the PPM Long Short Credit Fund, 0.65% for the PPM Strategic Income Fund, 0.75% for the PPM Large Cap Value Fund, 0.90% for the PPM Mid Cap Value Fund and 1.00% for the PPM Small Cap Value Fund. The Board also considered that the Expense Limitation Agreement renews automatically for successive one-year terms unless the Board approves the termination of the agreement.

Further detail considered by the Board regarding the advisory fees and expense ratios of each Fund is set forth below:

PPM Core Plus Fixed Income Fund. The Board considered that the Fund’s contractual advisory fee and total expense ratio are in the third quintile of its peer group. The Board considered information provided by PPM suggesting that a different independent data service provided a more representative peer group classification for the Fund, based on the Fund’s investment strategy and portfolio composition. In this regard, the Board noted that the Fund’s contractual advisory fee is in the second quintile and its total expense ratio is in the first quintile of this alternative peer group.

PPM Credit Fund. The Board considered that the Fund’s contractual advisory fee and total expense ratio are in the first quintile of its peer group. The Board considered that it had approved the liquidation of the Fund, which was expected to occur on or about September 27, 2019.

PPM Floating Rate Income Fund. The Board considered that the Fund’s contractual advisory fee is in the second quintile and its total expense ratio is in the first quintile of its peer group.

PPM High Yield Core Fund. The Board considered that the Fund’s contractual advisory fee is in the first quintile and its total expense ratio is in the second quintile of its peer group.

PPM Long Short Credit Fund. The Board considered that the Fund’s contractual advisory fee and total expense ratio are first out of the five funds in its peer group.

PPM Strategic Income Fund.  The Board considered that the Fund’s contractual advisory fee is in the first quintile and its total expense ratio is in the third quintile of its peer group. The Board considered that it had approved the liquidation of the Fund, which was expected to occur on or about September 27, 2019.

PPM Large Cap Value Fund. The Board considered that the Fund’s contractual advisory fee and total expense ratio are in the second quintile of its peer group.

PPM Mid Cap Value Fund. The Board considered that the Fund’s contractual advisory fee is in the second quintile and its total expense ratio is in the third quintile of its peer group.

PPM Small Cap Value Fund. The Board considered that the Fund’s contractual advisory fee and total expense ratio are in the third quintile of its peer group.

New Funds

The Board reviewed the advisory fees proposed to be paid to PPM by each New Fund as well as the projected total expense ratios of each New Fund. The Board reviewed such fee and expense information as compared to that of comparable funds managed by other advisers. Using information provided by an independent data service, the Board evaluated each New Fund’s contractual advisory fees and estimated total expense ratios (net of waivers) in comparison to the contractual advisory fees and total expense ratios of each New Fund’s peer group. The Board also considered the contractual management fees and total expenses of each New Fund relative to a peer group identified by PPM at the Board’s request, which represented funds that PPM believed to be similarly positioned to the New Funds in the marketplace.

In considering the New Funds’ fees and expenses, the Board also considered that PPM manages other advisory accounts that have substantially similar investment objectives, policies and investment strategies as each New Fund. Accordingly, the Board also considered information provided by PPM regarding the fees charged by PPM to accounts with similar investment strategies to each New Fund.

The Board also considered that PPM proposed to add the New Funds to the Expense Limitation Agreement through April 30, 2021, such that PPM contractually agreed to waive a portion of its management fee and/or reimburse expenses for each of the Funds to the extent necessary to limit the annualized ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, dividend and interest expenses related to short sales, indirect expenses of investing in other investment companies, and extraordinary expenses) to 0.45% for the PPM Core Fixed Income Fund and 0.50% for the PPM Investment Grade Credit Fund.

PPM Core Fixed Income Fund.  The Board considered that the Fund’s contractual advisory fee and estimated total expense ratio are projected to be in the first quintile of its peer group.

PPM Investment Grade Credit Fund.  The Board considered that the Fund’s contractual advisory fee and estimated total expense ratio are projected to be in the first quintile of its peer group.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects the potential for economies of scale for the benefit of the Funds’ shareholders. Based on information provided by PPM, the Board noted that, while PPM did not propose breakpoints in its advisory fee schedule for the Funds, the Board would continue to review the Adviser’s fees on an ongoing basis. The Board further noted that the Adviser had agreed to waive certain fees for each Fund, which limits the expenses borne by shareholders as the Funds raise assets. The Board also considered that economies of scale can be shared with the Funds in other ways, including pricing Funds at scale from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

Profitability

The Board considered information concerning the costs incurred and profits or losses realized by PPM with respect to the existing Funds. The Board considered that, based on the profitability analyses provided by PPM, PPM had not realized profits with respect to the Funds.

Other Benefits to Affiliates of PPM

In evaluating the benefits that accrue to the Adviser through its relationship with the Funds, the Board noted that PPM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, and distributor, and receive compensation from the Funds in connection with providing certain of these services. In particular, the Board considered that Jackson National Asset Management, LLC (“JNAM”) serves as Administrator to the Funds, and that JNAM charges administration fees at an annual rate of 0.10% of average daily net assets for the Funds. The Board noted that each service provided to the Funds by JNAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.

After full consideration of the foregoing factors, the Board concluded that the approval of the Advisory Agreement was in the best interests of each Fund and its shareholders.

PPM FUNDS

SUPPLEMENT DATED AUGUST 2, 2019 TO

THE PROSPECTUS

DATED APRIL 30, 2019, AS SUPPLEMENTED

JUNE 5, 2019, JULY 8, 2019, AND JULY 24, 2019

PPM Core Plus Fixed Income Fund PPM Credit Fund PPM Long Short Credit Fund PPM Strategic Income Fund (each, a “Fund,” and collectively, the “Funds”)	PKPIX PKDIX PKLIX PKSIX

This supplement provides new and additional information pertaining to the Funds that affects information contained in the Funds’ Prospectus and should be read in conjunction with the Prospectus.

The following changes are being made to the Prospectus, effective August 2, 2019:

In the section entitled “Fund Summaries,” all information related to Erica Lankfer in the Portfolio Managers table for each Fund is deleted in its entirety.

In the section entitled “Management of the Funds,” all information related to Erica Lankfer is deleted in its entirety.

PPM FUNDS

SUPPLEMENT DATED DECEMBER 6, 2019 TO

THE PROSPECTUS DATED APRIL 30, 2019, AS AMENDED JUNE 5, 2019,

JULY 8, 2019, JULY 24, 2019 AND AUGUST 2, 2019

PPM Core Plus Fixed Income Fund

PPM Floating Rate Income Fund

PPM High Yield Core Fund

PPM Long Short Credit Fund

PPM Large Cap Value Fund

PPM Mid Cap Value Fund

PPM Small Cap Value Fund

(each, a “Fund,” and collectively, the “Funds”)

PKPIX PKFIX PKHIX PKLIX PZLIX PXMIX PZSIX

This supplement provides new and additional information pertaining to the Funds that affects information contained in the Funds’ Prospectus and should be read in conjunction with the Prospectus.

The last three paragraphs on the cover of the Prospectus are deleted and replaced with the following:

You may elect to receive shareholder reports and other communications from the Funds electronically by doing one of the following:

• Calling 1-844-446-4PPM (1-844-446-4776)

• Logging into your account online

• Contacting your financial intermediary (such as a broker-dealer or bank), if you hold Fund shares through a financial intermediary

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the PPM Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on PPM America’s website (www.ppmamerica.com/ppmfunds/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you hold your shares directly with the Funds and wish to continue receiving paper copies of your shareholder reports, you may elect to do so by contacting the Funds at the phone number listed above or by logging into your account online. If you hold your shares through a financial intermediary, you may elect to continue receiving paper copies of your shareholder reports by contacting your financial intermediary. Your election to receive reports in paper will apply to all PPM Funds that you hold directly or all PPM Funds you hold through your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

In the section of the Prospectus entitled “Fund Summaries,” for PPM Core Plus Fixed Income Fund and PPM Small Cap Value Fund only, the second paragraph under the heading “Purchase and Redemption of Fund Shares” shall be deleted and replaced with the following:

You may purchase, exchange or redeem Fund shares each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. Contact the Fund by phone 1-844-446-4PPM (1-844-446-4776), by regular or express mail at PPM Funds, PO Box 2175, Milwaukee, WI 53201-2175 (for regular mail), or PPM Funds, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212-3948 (for express mail). Purchases and redemptions of certain Funds may also be made through an authorized financial intermediary. Although the Fund does not impose any sales charges on Fund shares, if you purchase or sell Fund shares through a financial intermediary, you may separately pay a commission to your financial intermediary on your purchase and sale of Fund shares, which is not reflected in this prospectus. Please contact your financial intermediary for additional information.

In the section of the Prospectus entitled “Fund Summaries,” for PPM Core Plus Fixed Income Fund and PPM Small Cap Value Fund only, the following paragraph shall be added at the end of the section entitled “Purchase and Redemption of Fund Shares,” following the section entitled “Tax Information”:

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a financial intermediary, PPM may pay the financial intermediary for services provided to the Fund and its shareholders. PPM may also pay the financial intermediary for the sale of Fund shares. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.

In the section of the Prospectus entitled “Glossary of Risks,” the first sentence of the description of “Foreign Regulatory Risk” is deleted and replaced with the following:

Foreign regulatory risk – PPM is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the US, or with The Prudential Assurance Company Ltd, a subsidiary of M&G plc, a company incorporated in the United Kingdom.

The second paragraph under “Investment Adviser” in the section of the Prospectus entitled “Management of the Funds” is deleted and replaced with the following:

PPM is an indirect, wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom (“UK Parent”). PPM was founded in 1990 to provide investment management services primarily to affiliates of the UK Parent. The UK Parent and its affiliated companies constitute one of the world’s leading financial services groups. The UK Parent is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the US, or with The Prudential Assurance Company Ltd, a subsidiary of M&G plc, a company incorporated in the United Kingdom. As of December 31, 2018, PPM managed approximately $108.3 billion of assets for internal, institutional and retail mandates worldwide.

The section of the Prospectus entitled “Opening an Account” is hereby deleted and replaced with the following:

If you meet the eligibility requirements, you may obtain an account application or request more information about opening an account by calling the Fund’s Transfer Agent at 1-844-446-4PPM (1-844-446-4776). You may also visit https://www.ppmamerica.com/ppmfunds. For certain Funds, you may be able to open an account by contacting your financial intermediary.

The type of application you will need depends on the type of account you want to open. For example, if you are opening a retirement account, you will need to complete a different application than you would if you were opening a taxable account. When you call PPM to request an account application, be sure to state what type of account you want to open to ensure that you receive the correct application. If you open an account through a financial intermediary, they typically will assist you in completing the necessary account application.

Under Federal law, all financial institutions, including mutual funds, are required to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked to provide certain identifying information and documentation, examples of which are set out below. Failure to provide this information may result in a delay in processing your application:

• The account holder’s tax ID number or social security number and date of birth.

• For entities, a copy of the official documentation that verifies the entity and lists the authorized individual(s) such as: registered articles of incorporation, government-issued business license, partnership agreement, or plan documents.

• For a trust account, a copy of the trust document including the title and signature pages.

• The account holder’s street address - P.O. Box addresses are not accepted. If any joint owner has a different address than the account registration, it must be indicated on the application.

• The account holder or an authorized individual’s signature.

A new account application must be received by the Transfer Agent or financial intermediary with all the necessary information, sometimes referred to as “in good order,” prior to accepting your payment for shares. Any application that is sent to the Transfer Agent or financial intermediary does not constitute a purchase order until the Transfer Agent or financial intermediary processes the application and receives correct payment via the acceptable method as specified in the account application (by check, wire transfer or ACH).

The fifth paragraph of the section of the Prospectus entitled “How to Buy Fund Shares” is hereby deleted and replaced with the following:

Your order to buy or exchange shares will be processed at the NAV next calculated after your order is received in good order by the Funds’ Transfer Agent or your financial intermediary. If your payment is received via wire after the time as of which the NAV is calculated for the day, your funds may be held until the next Business Day. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

The first paragraph of the section of the Prospectus entitled “How to Sell Shares” is hereby deleted and replaced with the following:

Each Fund redeems its shares continuously, and you may redeem all or any portion of your Fund shares on any Business Day. Your redemption will be processed at the next determined NAV calculated after your redemption order is received in good order by the Funds’ Transfer Agent or your financial intermediary.

The following section is hereby added to the section of the Prospectus entitled “Other Account Policies”:

Certain financial intermediaries, which may include financial services companies, broker-dealers, banks or other authorized agents that qualify as eligible investors, may be authorized to accept orders for purchase, exchange and redemption on behalf of certain Funds. An order properly received by a financial intermediary will be deemed to have been accepted by the respective Fund. If you buy, exchange or redeem shares through a financial intermediary, you will pay or receive the Fund’s NAV per share next calculated after receipt and acceptance of the order by the financial intermediary, after subtracting any transaction charge imposed by the financial intermediary. The financial intermediary’s procedures will apply in lieu of purchase, exchange and redemption procedures described in this Prospectus. Please contact your financial intermediary for more information on its procedures.

If you attempt to purchase Fund shares through an unauthorized intermediary, your purchase request will be rejected. Please contact your financial intermediary or PPM Funds at 1-844-446-4PPM (1-844-446-4776) to confirm whether your financial intermediary is eligible to purchase Fund shares and, if so, how purchases, redemptions or exchanges may be made.

Some financial intermediaries charge a fee for accounting and shareholder services that the intermediary provides to Fund shareholders on the Fund’s behalf. These services may include recordkeeping, transaction processing for shareholders’ accounts and other services. This fee may be based on the number of accounts or may be a percentage of the average value of accounts for which the financial intermediary provides services. PPM pays financial intermediaries for all or a portion of these accounting and shareholder services and for distribution services performed with respect to the Funds. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling Fund shares rather than other investments, particularly where such payments exceed those associated with other investments. Please contact your financial intermediary for more information about payments it may receive from PPM.

The following paragraph is hereby added to the section of the Prospectus entitled “Householding”:

If you hold your shares of a Fund through a financial intermediary, please contact your financial intermediary to opt out of householding.

The section of the Prospectus entitled “Market Timing Policies” is hereby deleted and replaced with the following:

“Market Timing” Policy

The interests of a Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other investors in the Fund. Such short-term trading activity, when excessive, has the potential to, among other things, compromise efficient portfolio management, generate transaction and other costs, and dilute the value of Fund shares held by long-term shareholders. This type of excessive short-term trading activity is referred to herein as “market timing.” The Funds are not intended to serve as vehicles for market timing. The Board has adopted policies and procedures with respect to market timing which include the monitoring of “round-trips” by investors. A round-trip is a purchase (or exchange into) Fund shares followed or preceded by a redemption (or exchange out of) the same Fund’s shares. If a round trip by an investor is identified within 10 business days, the Fund (or its agent) may reject or otherwise limit the investor’s ability to purchase or exchange Fund shares for a prescribed period.

The policies and procedures described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies will be totally effective in this regard. The Funds rely on the Administrator to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

Each Fund may, in its discretion, suspend, and may permanently terminate, the purchase privileges or the purchase portion of exchange privileges of any investor who engages in trading activity that the Fund believes would be disruptive to the Fund. Although each Fund will attempt to give prior notice of a suspension or termination of such privileges when it is reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control. Such restriction typically is placed in the account immediately after such disruptive trading is determined to be occurring.

The Funds may receive purchase and sale orders through intermediaries and cannot always identify or reasonably detect short-term or excessive trading that may be facilitated by those intermediaries or by the use of omnibus accounts by those intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Funds, making it more difficult to locate and eliminate short-term or excessive trading. To the degree a Fund is able to identify excessive or short-term trading in accounts maintained by intermediaries, the Fund will seek the cooperation of the intermediary to enforce the Fund’s excessive trading policy. However, there can be no assurance that an intermediary will cooperate in all instances. Certain intermediaries may not presently possess the same operational capabilities to track the number of purchase, redemption or exchange orders made by an individual investor as the Funds, or they may lack such capabilities entirely. Certain intermediaries may possess other capabilities to deter short-term or excessive trading upon which the Funds may rely. In general, the Funds cannot eliminate the possibility that short-term or excessive trading activity will occur in the Funds.

Although the Funds will take steps to detect and deter abusive trading pursuant to policies and procedures approved by the Board of Trustees, there are no assurances that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

The Funds’ policies and procedures regarding excessive trading may be modified by the Board of Trustees at any time.

SUPPLEMENT DATED NOVEMBER 20, 2019 TO THE
PROSPECTUS DATED NOVEMBER 20, 2019

For all prospective shareholders of the following funds:

PPM Core Fixed Income Fund	PKOIX
PPM Investment Grade Credit Fund	PKIIX

This supplement provides new and additional information that affects information contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective November 20, 2019, shares of the PPM Core Fixed Income Fund and PPM Investment Grade Credit Fund are not available for purchase by new investors until further notice.

Privacy Policy

PPM America, Inc., PPM Loan Management Company, LLC and PPM Funds (collectively, “PPM”) are committed to keeping nonpublic information about clients and potential clients secure and confidential. We do not disclose your information to anyone except as required by law, described in this policy, or as you otherwise permit. Most importantly, we do not sell your information to anyone.

PERSONAL INFORMATION COLLECTED WITHIN THE PAST 12 MONTHS

Below is a list of the categories of personal information we have collected within the past 12 months. We did not necessarily collect all the specific pieces of personal information listed for any given person. Please note that these personal information categories are as they are set forth under California law.

Category	Examples	Collected
Identifiers	Name, email address, postal address, government issued ID, or other similar identifiers	Yes
Personal Information (as listed in Cal. Civ. Code § 1798.80)	Signature, social security number, financial information or other similar personal information	Yes
Protected classification characteristics	Age, race, national origin, citizenship, gender	Yes
Commercial Information	Property records, business or other financial related commercial information	Yes
Biometric Information	Genetic, physiological, behavioral, and biological characteristics, such as fingerprints	Yes
Internet/Network Activity	Information on interactions with firm marketing emails	Yes
Geolocation Data	Physical location or movements	No
Sensory Data	Audio or visual information	Yes
Professional or employment-related information	Current or past job history or performance evaluations	Yes
Non-public education information	Transcripts, class lists	Yes
Inferences drawn from other personal information	Profile reflecting psychological trends, predispositions, behavior, attitudes,	No

HOW WE COLLECT PERSONAL INFORMATION

We receive personal information through two primary means: information you provide us directly and information we collect automatically.

Information you provide to PPM. In the course of serving you as someone associated with a corporate or institutional client, PPM obtains personal information about you principally through requests by email or telephone. Obtaining this information is important to our ability to fulfill your requests and deliver the highest level of service.

Digital Analytics Information. While we do not collect personal information from anyone who is merely visiting or browsing our website, to enhance our visitors' usability of the PPM website, we use digital analytics tools (e.g. Google Analytics) to understand and optimize performance. This may include, but is not limited to, the collection of IP addresses and information about what pages visited, and average time on pages. To learn more about how Google uses the information, visit Google’s Privacy & Terms at http://policies.google.com/technologies/partner-sites.

When interacting with our PPM email marketing materials, our systems automatically log information about your interaction with that email as well as information about your computer or mobile device. For example, our system logs when you open an email from us, what links in our emails you select, your IP address, your computer or mobile device operating system name and version, browser and email client type, how long you spent on a page, and information about your use of and actions on the email newsletter. If you currently receive PPM email marketing materials but wish to stop receiving these communications, please follow the opt-out instructions contained within the email message from PPM.

HOW WE USE YOUR INFORMATION

Use of your personal information depends on your relationship to PPM. We did not necessarily collect all the specific pieces of personal information listed above for any one specific business purpose, but rather, we used personal information, generally, in the following circumstances, including:

• Servicing clients. For example, personal information may be needed to maintain or service accounts, process or fulfill orders and transactions, or process payments.

• Performing due diligence. For example, we may need to conduct research or evaluate individuals in connection with an investment or sale on behalf of our clients or with respect to a corporate restructuring, merger or acquisition or similar proceeding.

• Employment with PPM. For example, we collect information throughout our hiring process, talent evaluation, inquiries, benefits enrollment, compensation and termination.

• Pursuant to law or regulation. For example, we might use the information you provide us to verify your identity or identify individuals within your organization to help fulfill certain legal or regulatory requirements.

• Interacting with our service providers. For example, PPM may receive personal information during the course of our business relationship for onboarding, background checks, or, depending on your relationship to PPM, as required to attest to PPM’s compliance policies and code of conduct.

• As part of a corporate transaction. For example, a transaction with a successor or affiliate or in connected with any acquisition, merger or sale of assets.

• Respond to your requests or questions. For example, we might use the information you provided us to respond to your questions or feedback.

For those who interact with our PPM email marketing materials or our website, we collect and use your information to:

•  Provide relevant news and information. For example, we might use your information to customize your experience with us and help us better understand your interests and needs so that we can improve your experience with our online content.

•  Improve our website, products or services. For example, we might use anonymized information to enhance your experience with us or improve content on our websites.

SHARING PERSONAL INFORMATION

PPM does not share your personal information with “third parties” as defined by the California Consumer Privacy Act.

We may share your information with affiliates and non-affiliated third-parties that perform support services for PPM. These parties are subject to agreements that require them to maintain the confidentiality of your information and to use it only in the course of providing such services. We will also share information if you so direct or with your consent, if we are compelled by law or regulation, as part of a corporate transaction with a successor or affiliate or in connected with any acquisition, merger or sale of assets, or in other circumstances as permitted by law (for example, to protect your account from fraud).

SPECIFIC PRIVACY RIGHTS

California-specific privacy rights. The California Consumer Privacy Act (“CCPA”) provides residents of California enhanced privacy rights, including the following:

• Right to know about your personal information PPM collects and discloses

• Right to access information PPM has collected about you

• Right to request PPM delete your personal information

• Right to non-discrimination for exercising your privacy rights

We do not discriminate against you, for example, by offering a different level of service, for exercising any of these rights. While the CCPA also provides California residents with the right to opt-out of sales of personal information to third parties, it is important to know we do not sell your personal information. Additionally, we do not knowingly collect or sell the personal information of minors (individuals under 16 years of age) without affirmative authorization.

Should you wish to exercise any of the above rights, please use this link to submit a request, or if you are unable to complete the form, please call (866) 352-4564. To protect your privacy, you will be required to provide information to help verify your identity. Only you, or someone legally authorized to act on your behalf, may make a verifiable consumer request related to your personal information. We will make good faith efforts to provide you with access to your information when you request it, but we cannot grant your request if we cannot verify your identity or authority to make the request and confirm that the personal information relates to you. Further, there may be other circumstances in which we may not grant access. In all cases, we will provide you with an explanation of our determination and a point of contact for further enquiries.

Additionally, under California Civil law, Californians are entitled to request information relating to whether a business has disclosed personal data to any third parties for the third parties’ direct marketing purposes. Californians who wish to request further information about our compliance with this statute or who have questions, more generally, about our Privacy Policy and our privacy commitments and our website should contact us at privacy@ppmamerica.com or at PPM America, 225 West Wacker Dr., Suite 1200, Chicago, Illinois 60606.

USE OF COOKIES

A cookie is a piece of data stored within the web browser on your computer by the websites you visit. Cookies are widely used to improve browsing experience and help websites function more efficiently. The cookies we use enable certain functionality of the website and facilitate website usage analysis. This will enable us to continually improve the website and our systems. The cookies do not hold any personal information about you. We do not associate any data gathered from cookies with any of your personal information. From our website, PPM may place cookies on your computer. There are two types of cookies that we use:

• Session cookies - these cookies are temporarily created when you visit our website. When you leave the website all session cookies are deleted.

• Persistent cookies - these cookies remain on your computer for the period of time specified in the cookie. They are activated each time you visit our website which created that particular cookie.

Many Internet browsers allow you to adjust your cookie preferences or delete existing cookies. If you set your browser to reject cookies, you should be aware that certain website features may not be available to you or may not function correctly. Certain Internet browsers may provide you the choice to set "Do Not Track" preferences, to limit the collection of information about your online activities over time and across third-party websites or online services. PPM’s systems do not respond to Internet browser "do not track" signals or similar mechanisms.

LINKS TO THIRD-PARTY SITES

The PPM website may contain links to other websites. We are not responsible for the privacy practices of any such other website (whether accessed through an advertisement, service or content link) and urge you to review such practices prior to submitting any information to such websites.

SAFEGUARDING INFORMATION

We recognize that information security is a crucial topic. To protect information, we've utilized an information security program to protect the integrity of our systems and applications. We implemented precautions throughout our organization, as well as our affiliates, including, where appropriate, the following: password protection, multi-factor authentication, encryption, TLS, firewalls, and internal restrictions on who may access data to protect the information we collect from loss, misuse, and unauthorized access, disclosure, alteration, and destruction.

We restrict access to personal information to authorized employees and in some cases to third parties as permitted by law. In addition to the requirements in this policy, we maintain physical, electronic and procedural safeguards to guard sensitive information. We adhere to these standards even after a business relationship ends.

CHANGES TO POLICY

This policy provides a general statement of the ways in which PPM protects your personal information. You may, however, in connection with specific products or services offered by PPM, be provided with privacy policies or statements that supplement this policy. PPM reserves the right to change its privacy policy or any supporting or related policies or procedures at any time. If there are any changes to the terms of this privacy policy, documents containing the revised policy will be updated, including our website at PPM Privacy Policy or http://ppmamerica.com/privacy-policy, and will be effective immediately. Contact us at privacy@ppmamerica.com should you have any questions about this privacy policy.

This policy was last updated on February 20, 2020.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant has named Kevin Callahan as an Audit Committee financial expert serving on its Audit Committee. Kevin Callahan is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Managers as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2018 and December 31, 2019. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2018	$148,352	$20,000	$0	$0
2019	$144,828	$0	$0	$0

The above Audit-Related Fees for 2018 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s registration statement filings.

Fees for Services Rendered to Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2018	$20,415	$0	$0
2019	$0	$0	$0

The above Audit-Related Fees for 2018 are the aggregate fees billed to Adviser Entities for an audit of a non-registered affiliated investment company.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2018 was $40,415. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the fiscal year ended December 31, 2019 was $0.

(h) For the fiscal years ended December 31, 2018 and December 31, 2019, the Audit Committee of the registrant’s Board of Managers considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a) The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PPM Funds

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 3, 2020

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 3, 2020

EXHIBIT LIST

Exhibit 13(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 13(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 13(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.